EXHIBIT 10.1
                                                                    ------------

                                                               EXECUTION VERSION

                      REVOLVING LOAN AND GUARANTY AGREEMENT

                           dated as of March 20, 2007

                                      among

                          FEDDERS NORTH AMERICA, INC.,
                         EMERSON QUIET KOOL CORPORATION,
                           COLUMBIA SPECIALTIES, INC.,
                                  TRION, INC.,
                              ENVIRCO CORPORATION,
                              EUBANK COIL COMPANY,
                         FEDDERS ADDISON COMPANY, INC.,
                          FEDDERS ISLANDAIRE, INC. and
                         ISLAND METAL FABRICATING, INC.,
                                  as Borrowers,

                              FEDDERS CORPORATION,
                          as Holdings and a Guarantor,

                  CERTAIN SUBSIDIARIES OF FEDDERS CORPORATION,
                                 as Guarantors,

                                VARIOUS LENDERS,

                             BANK OF AMERICA, N.A.,
                  as Administrative Agent and Collateral Agent,

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                             as Documentation Agent

                                       and

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                     as Sole Lead Arranger, Sole Bookrunner
                           and Sole Syndication Agent

            --------------------------------------------------------
               $40,000,000 Senior Secured Revolving Loan Facility
            --------------------------------------------------------




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                                TABLE OF CONTENTS

                                                                            Page


SECTION 1.            DEFINITIONS AND INTERPRETATION...........................1

         1.1.     Definitions..................................................1
         1.2.     Accounting Terms............................................32
         1.3.     Interpretation, etc.........................................32


SECTION 2.            REVOLVING LOANS.........................................32

         2.1.     Revolving Loan Commitments..................................32
         2.2.     Borrowing Mechanics for Revolving Loans.....................33
         2.3.     Notes.......................................................35
         2.4.     Pro Rata Shares; Availability of Funds......................35
         2.5.     Use of Proceeds.............................................36
         2.6.     Evidence of Debt; Register; Lenders' Books and Records......36
         2.7.     Interest on Revolving Loans.................................36
         2.8.     Conversion/Continuation.....................................38
         2.9.     Default Interest............................................38
         2.10.    Fees........................................................38
         2.11.    Letter of Credit Facility...................................39
         2.12.    Voluntary Prepayments; Commitment Reductions................41
         2.13.    Mandatory Prepayments.......................................41
         2.14.    One Obligation..............................................43
         2.15.    Application of Prepayments..................................43
         2.16.    General Provisions Regarding Payments.......................44
         2.17.    Ratable Sharing.............................................45
         2.18.    Making or Maintaining Eurodollar Rate Loans.................46
         2.19.    Increased Costs; Capital Adequacy...........................47
         2.20.    Taxes; Withholding, etc.....................................48
         2.21.    Obligation to Mitigate......................................50
         2.22.    Removal or Replacement of a Lender..........................51
         2.23.    Effect of Termination.......................................51
         2.24.    Borrower Agent..............................................52

SECTION 3.            CONDITIONS PRECEDENT....................................52

         3.1.     Closing Date................................................52
         3.2.     Conditions Precedent to All Credit Extensions...............57

SECTION 4.            REPRESENTATIONS AND WARRANTIES..........................57

         4.1.     Organization; Requisite Power and Authority; Qualification..57

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         4.2.     Capital Stock and Ownership.................................58
         4.3.     Due Authorization...........................................58
         4.4.     No Conflict.................................................58
         4.5.     Governmental Consents.......................................58
         4.6.     Binding Obligation..........................................58
         4.7.     Historical Financial Statements.............................58
         4.8.     Projections.................................................59
         4.9.     No Material Adverse Change..................................59
         4.10.    No Restricted Junior Payments...............................59
         4.11.    Adverse Proceedings, etc....................................59
         4.12.    Payment of Taxes............................................59
         4.13.    Properties..................................................59
         4.14.    Environmental Matters.......................................60
         4.15.    No Defaults.................................................60
         4.16.    Material Contracts..........................................60
         4.17.    Governmental Regulation.....................................60
         4.18.    Margin Stock................................................61
         4.19.    Employee Matters............................................61
         4.20.    Employee Benefit Plans......................................61
         4.21.    Certain Fees................................................62
         4.22.    Solvency....................................................62
         4.23.    Compliance with Statutes, etc...............................62
         4.24.    Disclosure..................................................62
         4.25.    Patriot Act.................................................63

SECTION 5.            AFFIRMATIVE COVENANTS...................................63

         5.1.     Financial Statements and Other Reports......................63
         5.2.     Existence...................................................68
         5.3.     Payment of Taxes and Claims.................................68
         5.4.     Maintenance of Properties...................................68
         5.5.     Insurance...................................................69

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                               TABLE OF CONTENTS
                                   (Continued)

                                                                            Page



         5.6.     Books and Records; Inspections..............................69
         5.7.     Lenders Meetings............................................69
         5.8.     Compliance with Laws........................................69
         5.9.     Environmental...............................................69
         5.10.    Subsidiaries................................................71
         5.11.    Additional Real Estate Assets...............................71
         5.12.    Further Assurances..........................................72
         5.13.    Cash Management Services....................................72
         5.14.    Lien Waivers................................................72
         5.15.    Control Accounts; Approved Deposit Accounts.................72
         5.16.    Post-Closing Obligations with respect to Foreign Collateral.73


SECTION 6.            NEGATIVE COVENANTS......................................73

         6.1.     Indebtedness................................................74
         6.2.     Liens.......................................................76
         6.3.     Equitable Lien..............................................77
         6.4.     No Further Negative Pledges.................................78
         6.5.     Restricted Junior Payments..................................78
         6.6.     Restrictions on Subsidiary Distributions....................78
         6.7.     Investments.................................................79
         6.8.     Financial Covenants.........................................80
         6.9.     Fundamental Changes; Disposition of Assets; Acquisitions....82
         6.10.    Disposal of Subsidiary Interests............................83
         6.11.    Sales and Lease-Backs.......................................83
         6.12.    Transactions with Shareholders and Affiliates...............84
         6.13.    Conduct of Business.........................................84
         6.14.    Permitted Activities of Holdings............................84
         6.15.    Amendments or Waivers of Organizational Documents
                  and Senior Notes Documents..................................84
         6.16.    Fiscal Year.................................................84
         6.17.    No Speculative Transactions.................................84

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                               TABLE OF CONTENTS
                                   (Continued)

                                                                            Page

         6.18.    Margin Regulations..........................................85


SECTION 7.            GUARANTY................................................85

         7.1.     Guaranty of the Obligations.................................85
         7.2.     Contribution by Guarantors..................................85
         7.3.     Payment by Guarantors.......................................85
         7.4.     Liability of Guarantors Absolute............................86
         7.5.     Waivers by Guarantors.......................................87
         7.6.     Guarantors' Rights of Subrogation, Contribution, etc........88
         7.7.     Subordination of Other Obligations..........................88
         7.8.     Continuing Guaranty.........................................89
         7.9.     Authority of Guarantors or Borrower.........................89
         7.10.    Financial Condition of Borrower.............................89
         7.11.    Default, Remedies...........................................89
         7.12.    Bankruptcy, etc.............................................89
         7.13.    Waiver of Judicial Bond.....................................90
         7.14.    Discharge of Guaranty Upon Sale of Guarantor................90
         7.15.    Indemnity...................................................90

SECTION 8.            EVENTS OF DEFAULT.......................................90

         8.1.     Events of Default...........................................90
         8.2.     Borrowers' Right to Cure Minimum EBITDA Covenant Default....94

SECTION 9.            AGENTS..................................................95

         9.1.     Appointment of Agents.......................................95
         9.2.     Powers and Duties...........................................95
         9.3.     General Immunity............................................95
         9.4.     Agents Entitled to Act as Lender............................96
         9.5.     Lenders' Representations, Warranties and Acknowledgment.....97
         9.6.     Right to Indemnity..........................................97
         9.7.     Successor Administrative Agent and Collateral Agent.........97
         9.8.     Collateral Documents and Guaranty...........................98

SECTION 10.           MISCELLANEOUS...........................................99

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                               TABLE OF CONTENTS
                                   (Continued)

                                                                            Page

         10.1.    Notices.....................................................99
         10.2.    Expenses....................................................99
         10.3.    Indemnity..................................................100
         10.4.    Set-Off....................................................100
         10.5.    Amendments and Waivers.....................................101
         10.6.    Successors and Assigns; Participations.....................102
         10.7.    Independence of Covenants..................................105
         10.8.    Survival of Representations, Warranties and Agreements.....105
         10.9.    No Waiver; Remedies Cumulative.............................105
         10.10.   Marshalling; Payments Set Aside............................105
         10.11.   Severability...............................................105
         10.12.   Obligations Several; Independent Nature of Lenders' Rights.105
         10.13.   Headings...................................................106
         10.14.   APPLICABLE LAW.............................................106
         10.15.   CONSENT TO JURISDICTION....................................106
         10.16.   WAIVER OF JURY TRIAL.......................................106
         10.17.   Confidentiality............................................107
         10.18.   Usury Savings Clause.......................................107
         10.19.   Counterparts...............................................108
         10.20.   Effectiveness..............................................108
         10.21.   Patriot Act................................................108
         10.22.   Electronic Execution of Assignments........................109
         10.23.   Joint and Several Liability................................109
         10.24.   Judgment Currency..........................................109
         10.25.   Limitations Act 2002.......................................110
         10.26.   Goldman Sachs Credit Partners Not a Party..................110

                                TABLE OF CONTENTS
                                   (Continued)


APPENDICES:           A   Revolving Loan Commitments
                      B   Notice Addresses


SCHEDULES:            1.1      Customers granted terms greater than N60
                      3.1(h)   Closing Date Mortgaged Properties
                      4.1      Jurisdictions of Organization and Qualification
                      4.2      Capital Stock and Ownership
                      4.13     Real Estate Assets
                      4.20     Benefits to Retired or Former Employees
                      6.1      Certain Indebtedness
                      6.2      Certain Liens
                      6.6      Certain Restrictions on Subsidiary Distributions
                      6.7      Certain Investments
                      6.12     Certain Affiliate Transactions
                      8.1(k)   Environmental Matters


EXHIBITS:             A-1      Funding Notice
                      A-2      Conversion/Continuation Notice
                      B        Note
                      C        Compliance Certificate
                      D-1      Opinion of Skadden, Arps, Slate,
                               Meagher & Flom LLP, special counsel
                      D-2      Opinion of Landry & Ludewig, LLP,
                               New Mexico counsel
                      D-3      Opinion of Ballard, Spahr, Andrews & Ingersoll,
                               LLP, Pennsylvania
                               counsel
                      D-4      Opinion of Fasken Martineau DuMoulin LLP,
                               Canada counsel
                      E        Assignment and Assumption Agreement
                      F        Certificate Re Non-bank Status
                      G-1      Closing Date Certificate
                      G-2      Solvency Certificate
                      H        Counterpart Agreement
                      I        Pledge and Security Agreement
                      J        Mortgage (Fee/Leasehold)
                      K        Landlord Waiver and Consent Agreement
                      L        Intercreditor Agreement

                      REVOLVING LOAN AND GUARANTY AGREEMENT

     This REVOLVING LOAN AND GUARANTY AGREEMENT, dated as of March 20, 2007, is entered into by and among FEDDERS NORTH AMERICA, INC., a Delaware corporation ("FNA"), EMERSON QUIET KOOL CORPORATION, a Delaware corporation ("Emerson"), COLUMBIA SPECIALTIES, INC., a Delaware corporation ("Columbia"), TRION, INC., a Pennsylvania corporation ("Trion"), ENVIRCO CORPORATION, a New Mexico corporation ("Envirco"), EUBANK COIL COMPANY, a Texas corporation ("Eubank"), FEDDERS ADDISON COMPANY, INC., a Delaware corporation ("Addison"), FEDDERS ISLANDAIRE, INC., a New York corporation ("Islandaire") and ISLAND METAL FABRICATING, INC., a New York corporation ("Island Metal"; and together with FNA, Emerson, Columbia, Trion, Envirco, Eubank, Addison and Islandaire, each individually a "Borrower" and collectively, "Borrowers"), FEDDERS CORPORATION, as Holdings and a Guarantor, a Delaware corporation ("Holdings"), CERTAIN SUBSIDIARIES OF FEDDERS CORPORATION, as Guarantors, Lenders party hereto from time to time, BANK OF AMERICA, N.A. ("Bank of America"), as Administrative Agent (together with its permitted successors in such capacity, "Administrative Agent") and as Collateral Agent (together with its permitted successors in such capacity, "Collateral Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), as Documentation Agent (in such capacity, "Documentation Agent").

                                    RECITALS:

     WHEREAS, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof;

     WHEREAS, Lenders have agreed to extend a revolving loan facility to Borrowers, in an aggregate amount not to exceed $40,000,000, the proceeds of which will be used to provide for the ongoing working capital requirements of Borrowers and for general corporate purposes;

     WHEREAS, Borrowers have agreed to secure all of its Obligations by granting to Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on the Current Asset Collateral and a Second Priority Lien on the Fixed Asset Collateral; and

     WHEREAS, Guarantors have agreed to guarantee the obligations of Borrowers hereunder and to secure their respective Obligations by granting to Collateral Agent, for the benefit of the Secured Parties, a First Priority Lien on the Current Asset Collateral and a Second Priority Lien on the Fixed Asset Collateral.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.          DEFINITIONS AND INTERPRETATION

     1.1. Definitions. The following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:

     "Account Debtor" as defined in the UCC and includes any Person obligated in respect of an Account.

     "Accounts" as defined in the UCC, including all rights to payment for goods sold or leased, or for services rendered.

     "Accounts Formula Amount" means 85% of the sum of (i) the Value of Eligible Accounts of Borrowers plus (ii) the Value of Eligible Accounts of Fedders Canada; provided, however, that such percentage shall be reduced by 1.0% for each whole percentage point (or portion thereof) that the Dilution Percent exceeds 5%.

     "Addison" as defined in the preamble hereto.

     "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (and rounding upward to the next whole multiple of 1/16 of 1%) (i) (a) the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by Administrative Agent to be the offered rate which appears on the page of the Telerate Screen which displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3740 or 3750, as applicable) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (c) in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the offered quotation rate to first class banks in the London interbank market by Bank of America for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the applicable Revolving Loan of Administrative Agent, in its capacity as a Lender, for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest
Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement.

     "Administrative Agent" as defined in the preamble hereto.

     "Adverse Proceeding" means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Holdings or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims), whether pending or, to the knowledge of Holdings or any of its Subsidiaries, threatened against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries.

     "Affected Lender" as defined in Section 2.18(b).

     "Affected Revolving Loans" as defined in Section 2.18(b).

     "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 5% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agent"  means  each  of   Administrative   Agent,   Collateral  Agent  and
Documentation Agent.

     "Aggregate Amounts Due" as defined in Section 2.17.

     "Aggregate Payments" as defined in Section 7.2.

     "Agreement" means this Revolving Loan and Guaranty Agreement, dated as of March 20, 2007, as it may be amended, supplemented or otherwise modified from time to time.

     "Applicable Financial Plan" means, for the purposes of agreeing and determining any financial covenant levels pursuant to Section 6.8, the first Financial Plan delivered after the Closing Date pursuant to Section 5.1(j).

     "Applicable  Reserve  Requirement"  means,  at any time, for any Eurodollar
Rate Loan, the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against "Eurocurrency liabilities" (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the applicable Adjusted Eurodollar Rate or any other interest rate of a Revolving Loan is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. A Eurodollar Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on Eurodollar Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.

     "Approved Deposit Account" means a Deposit Account that is the subject of an effective Deposit Account Control Agreement and that is maintained by any Credit Party with a Deposit Account Bank. "Approved Deposit Account" includes all monies on deposit in a Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

     "Approved Securities Intermediary" means a "securities intermediary", "commodity intermediary" or "futures intermediary" (as such terms are defined in the UCC) selected or approved by Administrative Agent; it being understood and agreed that the "securities intermediaries", "commodities intermediaries" and "futures intermediaries" of the Credit Parties on the Closing Date are Approved Securities Intermediaries.

     "Asset Sale" means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer or other disposition to, or any exchange of property with, any Person (other than any Borrower or Guarantor Subsidiary), in one transaction or a series of transactions, of all or any part of Holdings' or any of its Subsidiaries' businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including, without limitation, the Capital Stock of any of Holdings' Subsidiaries, other than (i) inventory sold or leased in the ordinary course of business (excluding any such sales by operations or divisions discontinued or to be discontinued), and (ii) sales of other assets for aggregate consideration of less than $100,000 with respect to any transaction or series of related transactions and less than $250,000 in the aggregate during any Fiscal Year.

     "Assignment   Agreement"  means  an  Assignment  and  Assumption  Agreement substantially in the form of Exhibit E, with such amendments or modifications as may be approved by Administrative Agent.

     "Assignment Effective Date" as defined in Section 10.6(b).

     "Authorized Officer" means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person's chief financial officer or treasurer.

     "Availability" means, as of any date, the amount that Borrowers are entitled to borrow as Revolving Loans, being the Borrowing Base minus the principal balance of all Revolving Loans.

     "Availability Block" means, at all times, $8,000,000; provided that, if on or after December 31, 2007, Holdings is in compliance with Section 6.8(c), determined on a pro forma basis to reflect the exclusion of the financial results attributable to any Credit Party or assets, business units or business lines of any Credit Party sold, transferred or otherwise disposed of during the nine Fiscal Month Period then ended, then the "Availability Block" shall mean, at all times thereafter, $5,000,000, it being acknowledged that any waiver by the Lenders of any Event of Default arising from Holdings' violation of Section 6.8(c) shall not constitute compliance with such Section 6.8(c).

     "Availability Reserve" means the sum (without duplication) of (i) the Inventory Reserve; (ii) the Rent and Charges Reserve; (iii) the LC Reserve; (iv) the Bank Product Reserve; (v) the aggregate amount of liabilities secured by Liens upon Eligible Accounts and Eligible Inventory that are senior to Collateral Agent's Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); (vi) the Availability Block; and (vii) such additional reserves, in such amounts and with respect to such matters, as Administrative Agent in its Credit Judgment may elect to impose from time to time.

     "Bank of America" as defined in the preamble hereto.

     "Bank Product" means any of the following products, services or facilities extended to any Borrower or Subsidiary of Holdings by any Lender or any of its
Affiliates:  (i) Cash Management Services; (ii) products under Hedge Agreements;
(iii) commercial credit card and merchant card services; and (iv) other banking products or services as may be requested by any Borrower or Subsidiary of Holdings, other than Letters of Credit; provided, that for any of the foregoing to be included as an "Obligation" for purposes of a distribution under Section 2.15(c), the applicable Bank Product Secured Party and Obligor must have previously provided written notice to Administrative Agent of (a) the existence of such Bank Product, (b) the maximum dollar amount of obligations arising thereunder to be included as a Bank Product Reserve ("Bank Product Amount"), and
(iii) the methodology to be used by such parties in determining the Bank Product Debt owing from time to time. The Bank Product Amount may be changed from time to time upon written notice to Administrative Agent by the Bank Product Secured Party and Obligor. No Bank Product Amount may be established or increased at any time that a Default or Event of Default exists, or if a reserve in such amount would cause an Overadvance.

     "Bank Product Amount" as defined in the definition of Bank Product.

     "Bank Product Debt" means Indebtedness and other obligations of an Obligor relating to Bank Products.

     "Bank Product Reserve" means the aggregate amount of reserves established by Agent from time to time in its Credit Judgment in respect of Bank Product Debt, which shall be at least equal to the sum of all Bank Product Amounts.

     "Bank Product Secured Party" means any provider of Bank Products.

     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

     "Base Rate" means, for any day, a rate per annum announced by Bank of America from time to time as its prime rate. Such rate is a reference rate only and Bank of America may make loans or other extensions of credit at, above or below it. Any change in the prime rate announced by Bank of America shall take effect at the opening of business on the effective date specified in the public announcement of the change.

     "Base Rate Loan" means a Revolving Loan bearing interest at a rate determined by reference to the Base Rate.

     "Beneficiary" means each Agent, Lender and Lender Counterparty.

     "Blockage Notice" means a notice of "control" (as defined in the UCC) contemplated to be delivered pursuant to each Deposit Account Control Agreement.

     "Board of Governors" means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

     "Borrower" and "Borrowers" as defined in the preamble hereto.

     "Borrowing" means a group of Revolving Loans of one Type that are made on the same day or are converted into Revolving Loans of one Type on the same day.

     "Borrower Agent" as defined in Section 2.24.

     "Borrowing Base" means, on any date of determination, an amount equal to the lesser of (i) the aggregate amount of Revolving Loan Commitments, minus the LC Reserve, minus the Availability Block; or (ii) the sum of the Accounts Formula Amount, plus the Inventory Formula Amount, minus the Availability Reserve.

     "Borrowing Base Certificate" means a certificate, in form and substance satisfactory to Administrative Agent, by which Borrowers certify calculation of the Borrowing Base.

     "Business Day" means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, the term "Business Day" shall mean any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

     "Canadian Dollars" means the lawful money of Canada.

     "Canadian Subsidiary" means any existing or subsequently acquired or organized Subsidiary of Holdings organized under the laws of Canada or any political subdivision thereof, including Fedders Canada.

     "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests, trust units and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

     "Cash" means money, currency or a credit balance in any demand or Deposit Account.

     "Cash Collateral" means Cash, and any interest or other income earned thereon, that is delivered to Collateral Agent to Cash Collateralize any Obligations.

     "Cash Collateral Account" means any Deposit Account or Securities Account that is (i) established by any Agent from time to time in its sole discretion to receive cash and Cash Equivalents (or purchase cash or Cash Equivalents with funds received) from the Credit Parties or Persons acting on their behalf pursuant to the Credit Documents, (ii) with such depositaries and securities intermediaries as such Agent may determine in its sole discretion, (iii) in the name of Collateral Agent (although such account may also have words referring to any Borrower and the account's purpose), (iv) under the control, and subject to a First Priority perfected Lien, of Collateral Agent and (v) in the case of a Securities Account, with respect to which Collateral Agent shall be the Entitlement Holder and the only Person authorized to give Entitlement Orders with respect thereto.

     "Cash Collateralize" means the delivery of Cash to Collateral Agent, as security for the payment of Obligations, in an amount equal to (i) with respect to LC Obligations, 105% of the aggregate LC Obligations, and (ii) with respect to any inchoate or contingent Obligations (including Obligations arising under Bank Products), Administrative Agent's good faith estimate of the amount due or to become due, including all fees and other amounts relating to such Obligations. "Cash Collateralization" has a correlative meaning.

     "Cash Equivalents" means, as at any date of determination, (i) any evidence of Indebtedness with a maturity date of ninety (90) days or less issued or directly and fully guaranteed or insured by the United States of America or the Government of Canada or any agency or instrumentality thereof; provided, that, the full faith and credit of the United States of America or the Government of Canada, as applicable, is pledged in support thereof; (ii) certificates of deposit or bankers' acceptances with a maturity of ninety (90) days or less of any financial institution that is a member of the Federal Reserve System or a bank listed on Schedule I of the Bank Act (Canada) having combined capital and surplus and undivided profits of not less than $1,000,000,000; (iii) commercial paper (including variable rate demand notes) with a maturity of ninety (90) days or less issued by a corporation (except an Affiliate of Borrower or Guarantor) organized under the laws of any State of the United States of America or the District of Columbia and rated at least A-1 by S&P or at least P-1 by Moody's;
(iv) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (i) above entered into with any financial institution having combined capital and surplus and undivided profits of not less than $1,000,000,000; (v) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United

States of America or issued by any governmental agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within ninety (90) days or less from the date of acquisition; provided, that, the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985; and
(vi) investments in money market funds and mutual funds which invest substantially all of their assets in securities of the types described in clauses (i) through (v) above.

     "Cash Management Services" means any services provided from time to time to any Borrower or Domestic Subsidiary of Holdings in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automatic clearinghouse, controlled disbursement, depository, electronic funds transfer, information reporting, lockbox, stop payment, overdraft and/or wire transfer services.

     "Certificate re Non-Bank Status" means a certificate substantially in the form of Exhibit F.

     "Change of Control" means, at any time, (i) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) (a) shall have acquired beneficial ownership of a majority on a fully diluted basis of the voting and/or economic interest in the Capital Stock of Holdings or (b) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of Holdings,* (ii) the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of Holdings cease to be occupied by Persons who either (a) were members of the board of directors of Holdings on the Closing Date or (b) were nominated for election by the board of directors of Holdings, a majority of whom were directors on the Closing Date or whose election or nomination for election was previously approved by a majority of such directors;
(iii) Holdings shall cease to beneficially own and control 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of FNA, Fedders International, Inc. or Fedders Investment Corporation unless as a result of a transaction expressly permitted under Section 6.9 or Section 6.10; (iv) FNA shall cease to beneficially own and control directly or indirectly 100% (or, in the case of Islandaire and Island Metal, (1) prior to FNA's purchase of the remaining 20% of the Capital Stock of Islandaire and Island Metal, 80% and (2) after such purchase, 100%) on a fully diluted basis of the economic and voting interest in the Capital Stock of any Guarantor Subsidiary, unless as a result of a transaction expressly permitted under Section 6.9 or Section 6.10; or (v) any "change of control" or similar event under the Term Loan Agreement or the Senior Notes Indenture shall occur.

     "Chattel Paper" as defined in the UCC.

     "Claims" means all liabilities, obligations, losses, damages, penalties, judgments, proceedings, costs and expenses of any kind (including remedial response costs, reasonable attorneys' fees and Extraordinary Expenses) at any time (including after Full Payment of the Obligations, resignation or replacement of any Agent, or replacement of any Lender) incurred by or asserted against any Indemnitee in any way relating to (i) any Credit Document or transactions relating thereto, (ii) any action taken or omitted to be taken by any Indemnitee in connection with any Credit Document, (iii) the existence or perfection of any Liens, or realization upon any Collateral, (iv) exercise of any rights or remedies under any Credit Document or applicable law, rule, regulation or order of any Governmental Authority, or (v) failure by any Obligor to perform or observe any terms of any Credit Document, in each case including all costs and expenses relating to any investigation, litigation, arbitration or other proceeding (including an Insolvency Proceeding or appellate proceedings), whether or not the applicable Indemnitee is a party thereto.

-----------------
* Confidential information has been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been separately filed with the Commission.

     "Closing Date" means the date on which the initial Credit Extensions are made, which occurred on March 20, 2007.

     "Closing Date Certificate" means a Closing Date Certificate substantially in the form of Exhibit G-1.

     "Closing Date Mortgaged Property" as defined in Section 3.1(h).

     "Collateral" means, collectively, all of the real, personal and mixed property (including Capital Stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

     "Collateral Agent" as defined in the preamble hereto.

     "Collateral Documents" means the Pledge and Security Agreement, the Mortgages, all executed Deposit Account Control Agreements, Securities Account Control Agreements and Intellectual Property Security Agreements of Borrowers or the Guarantors, the Landlord Personal Property Collateral Access Agreements, if any, and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Collateral Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of such Credit Party as security for the Obligations or to preserve, protect or perfect such Lien.

     "Collateral Questionnaire" means a certificate in form satisfactory to Collateral Agent that provides information with respect to the personal or mixed property of each Credit Party.

     "Columbia" as defined in the preamble hereto.

     "Commodity Account" has the meaning given to such term in the UCC.

     "Compliance Certificate" means a Compliance Certificate substantially in the form of Exhibit C.

     "Consolidated Adjusted EBITDA" means, for any period, an amount determined for Holdings and its Subsidiaries on a consolidated basis equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expense, (c) provisions for taxes based on income, (d) total depreciation expense, (e) total amortization expense, (f) extraordinary and non-recurring charges (including restructuring charges not exceeding $5,000,000 in any Fiscal Year and $7,500,000 in the aggregate) and (g) other non-Cash items reducing Consolidated Net Income (excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period), minus (ii) the sum, without duplication, for such period of (a) extraordinary and non-recurring income and gains and (b) other non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period).

     "Consolidated Capital Expenditures" means, for any period, the aggregate of all expenditures of Holdings and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchase of property and equipment" or similar items reflected in the consolidated statement of cash flows of Holdings and its Subsidiaries.

     "Consolidated Current Assets" means, as at any date of determination, the total assets of Holdings and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

     "Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of Holdings and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long-term debt.

     "Consolidated Interest Expense" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Holdings and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Holdings and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements, but excluding, however, any amount not payable in Cash and any amounts referred to in Section 2.10 payable on or before the Closing Date.

     "Consolidated Net Income" means, for any period, (i) the net income (or loss) of Holdings and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus
(ii) (a) the income (or loss) of any Person (other than a Subsidiary of Holdings) in which any other Person (other than Holdings or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries or that Person's assets are acquired by Holdings or any of its Subsidiaries, (c) the income (or loss) of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net extraordinary losses.

     "Consolidated Secured Debt" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness (other than the Senior Notes) of Holdings and its Subsidiaries which is secured by a Lien on any of their respective assets, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Working Capital" means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

     "Consolidated Working Capital Adjustment" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

     "Contractual Obligation" means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "Contributing Guarantors" as defined in Section 7.2.

     "Control Account" means a Securities Account or Commodity Account that is the subject of an effective Securities Account Control Agreement and that is maintained by any Credit Party with an Approved Securities Intermediary. "Control Account" includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

     "Conversion/Continuation  Date" means the effective  date of a continuation
or   conversion,   as  the  case  may  be,  as  set  forth  in  the   applicable
Conversion/Continuation Notice.

     "Conversion/Continuation Notice" means a Conversion/Continuation Notice substantially in the form of Exhibit A-2.

     "Core Credit Parties" means, collectively, (i) the Domestic Credit Parties,
(ii) each Canadian Subsidiary which is a Foreign Guarantor Subsidiary and (iii) each other Foreign Guarantor Subsidiary that (in the case of this clause (iii))
(x) guarantees the Obligations in full on terms not materially less favorable to the Lenders than the guaranty provisions contained in Section 7 and (y) have granted to Collateral Agent a perfected Lien (having the priority required herein) on substantially all of its assets to secure the guaranty described in clause (x) above.

     "Counterpart Agreement" means a Counterpart Agreement substantially in the form of Exhibit H delivered by a Credit Party pursuant to Section 5.10.

     "Credit Document" means any of this Agreement, the Notes, if any, the Collateral Documents, the Intercreditor Agreement, the LC Documents and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of any Agent or any Lender in connection herewith.

     "Credit Extension" means the making of a Revolving Loan or the issuance of a Letter of Credit.

     "Credit Judgment" means Administrative Agent's judgment exercised reasonably and in good faith, based upon its consideration of any factor that it believes (a) could adversely affect the quantity, quality, mix or value of Collateral (including any applicable law that may inhibit collection of an Account), the enforceability or priority of Collateral Agent's Liens, or the amount that Agents and Lenders could receive in liquidation of any Collateral;
(b) suggests that any collateral report or financial information delivered by any Obligor is incomplete, inaccurate or misleading in any material respect; (c) materially increases the likelihood of any Insolvency Proceeding involving an Obligor; or (d) creates or could reasonably be expected to result in a Default or Event of Default. In exercising such judgment, Administrative Agent may consider any factors that could increase the credit risk of lending to Borrowers on the security of the Collateral.

     "Credit Party" means, collectively, Borrowers and the Guarantors.

     "Currency Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Holdings' and its Subsidiaries' operations and not for speculative purposes.

     "Current Asset Collateral" as defined in the Intercreditor Agreement.

     "[*]"

-----------------
* Confidential information has been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been separately filed with the Commission.

     "Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

     "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

     "Deposit Account Bank" means a financial institution selected or approved by Administrative Agent; it being understood and agreed that the deposit account banks of the Credit Parties on the Closing Date are Deposit Account Banks.

     "Deposit Account Control Agreement" has the meaning specified in the Pledge and Security Agreement.

     "Dilution Percent" means, as of any given date, the percent, determined on a trailing twelve-month basis, adjusted monthly, equal to (a) all non-cash credits to Accounts (other than Accounts owing by Wal-Mart Stores, Inc., Home Depot, Inc. and B.J. Wholesale Club, Inc.), divided by (b) gross sales.

     "Document" as defined in the UCC.

     "Documentation Agent" as defined in the preamble hereto.

     "Dollars" and the sign "$" mean the lawful money of the United States of America.

     "Domestic Credit Party" means each Credit Party other than the Foreign Guarantor Subsidiaries.

     "Domestic Subsidiary" means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

     "Dominion Account" means any special account established by Borrowers at Bank of America or another bank acceptable to Administrative Agent, over which Administrative Agent has exclusive control for withdrawal purposes.

     "Draft Financial Statements" means the draft audited financial statements of Holdings and its Subsidiaries dated as of March 15, 2007, for Fiscal Year 2006, consisting of balance sheets and the related consolidated statements of income, stockholders' equity and cash flows for such Fiscal Year.

     "Eligible Account" means an Account owing to any Borrower or Fedders Canada that arises in the ordinary course of business from the sale of goods, is payable in Dollars or Canadian Dollars (as applicable) and is deemed by Administrative Agent, in its discretion, to be an Eligible Account. Without limiting the foregoing, no Account shall be an Eligible Account if (i) it is unpaid for more than (x) 90 days after the original invoice date for invoices with terms of N60 or less, and (y) 30 days after the original due date for invoices with terms greater than N60, the aggregate outstanding amount of which invoices shall not exceed the lesser of (A) $15,000,000 or (B) fifty percent (50% of the Borrowing Base; (ii) 50% or more of the Accounts owing by the Account Debtor are not Eligible Accounts under the foregoing clause; (iii) when aggregated with other Accounts owing by the Account Debtor, it exceeds 20% of the aggregate Eligible Accounts; (iv) it does not conform with a covenant or representation herein or in any of the Collateral Documents; (v) it is owing by a creditor or supplier, or is otherwise subject to a potential offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback, credit or allowance (but ineligibility shall be limited to the amount thereof);
(vi) an Insolvency Proceeding has been commenced by or against the Account Debtor; or the Account Debtor has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs, or is not solvent (within the meaning given that term and similar terms under the Bankruptcy Code (or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect) and applicable laws relating to fraudulent transfers and conveyances in the jurisdiction of organization of such Account Debtor and the jurisdiction in which such Account Debtor's chief executive office is located); (vii) the Account Debtor is organized or has its principal offices or assets outside the United States or Canada; (viii) it is owing by a Governmental Authority, unless the Account Debtor is (x) the United States or any department, agency or instrumentality thereof and the Account has been assigned to Collateral Agent in compliance with the Assignment of Claims Act or
(y) the Government of Canada or any department, agency or instrumentality thereof and the Account has been assigned to Collateral Agent in compliance with the Financial Administration Act (Canada); (ix) it is not subject to a duly perfected, First Priority Lien in favor of Collateral Agent, or is subject to any other Lien (other than a Second Priority Lien in favor of Term Loan Facility Agent); (x) the goods giving rise to it have not been delivered to and accepted by the Account Debtor, the services giving rise to it have not been accepted by the Account Debtor, or it otherwise does not represent a final sale; (xi) it is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; (xii) its payment has been extended, the Account Debtor has made a partial payment (other than with respect to an Account not in excess of $100,00), or it arises from a sale on a cash-on-delivery basis; (xiii) it arises from a sale to an Affiliate, or from a sale on a bill-and-hold, guaranteed sale, sale or return, sale on approval, consignment, or other repurchase or return basis; (xiv) it represents a progress billing or retainage; (xv) it includes a billing for interest, fees or late charges, but ineligibility shall be limited to the extent thereof; and (xvi) it arises from a retail sale to a Person who is purchasing for personal, family or household purposes. In calculating delinquent portions of Accounts under clauses (i) and (ii), credit balances more than 90 days old will be excluded.

     "Eligible Assignee" means (i) any Lender, any Affiliate of any Lender and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof), and (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) and which extends credit or buys loans; provided, no Affiliate of Holdings shall be an Eligible Assignee.

     "Eligible In-Transit Inventory" means Eligible In-Transit Foreign Subsidiary Inventory and Eligible In-Transit Other Inventory. Notwithstanding anything to the contrary set forth herein, at no time shall Eligible In-transit Inventory constitute more than $[16,000,000] of the Value of Eligible Inventory for the purposes of the Inventory Formula Amount.

     "Eligible In-Transit Foreign Subsidiary Inventory" means such Inventory of any Borrower or Fedders Canada that (i) is in transit from any Foreign Subsidiary to a United States or Canada port for delivery to such Credit Party,
(ii) would otherwise constitute Eligible Inventory under the criteria set forth in clauses (i) through (xii) of the definition of Eligible Inventory and (iii) satisfies the following additional criteria: (a) an agreement with respect to such Inventory with each customs broker used by such Borrower in form and substance acceptable to Agent is in full force and effect, and (b) such Inventory is subject to a First Priority perfected security interest in favor of Collateral Agent.

     "Eligible In-Transit Other Inventory" means such Inventory of any Borrower or Fedders Canada that (i) is in transit from any Person other than a Foreign Subsidiary to a United States or Canada port for delivery to such Credit Party,
(ii) would otherwise constitute Eligible Inventory under the criteria set forth in clauses (i) through (xii) of the definition of Eligible Inventory and (iii) satisfies the following additional criteria: (a)(1) such Inventory has been paid for in full by Issuing Bank and reimbursed by such Borrower under sight commercial letters of credit issued by Issuing Bank or paid in full by such Borrower under documentary collections using documents against payment (D/P) terms presented through Issuing Bank or (2) time drafts have been accepted by such Borrower with respect to such Inventory under documentary collections using documents against acceptance (D/A) terms presented through Issuing Bank, (b) such Inventory is evidenced by a full set of clean, original, negotiable ocean bills of lading consigned to the order of Collateral Agent with all said original bills of lading required to be presented under each commercial letter of credit and documentary collection, (c) each such bill of lading with respect to such Inventory includes a clause stating that one original bill of lading must be surrendered in order to obtain goods at the United States port of disembarkation, (d) an agreement with respect to such Inventory with each customs broker used by such Borrower in form and substance acceptable to Agent is in full force and effect, and (e) such Inventory is subject to a First Priority perfected security interest in favor of Collateral Agent.

     "Eligible Inventory" means Inventory owned by any Borrower or Fedders Canada that Administrative Agent, in its discretion, deems to be Eligible Inventory. Without limiting the foregoing, no Inventory shall be Eligible Inventory unless it (i) is finished goods (including, without limitation, service parts), or raw materials and not work-in-process, packaging or shipping materials, labels, samples, display items, bags or manufacturing supplies; (ii) is not held on consignment, nor subject to any deposit or downpayment (but not to the extent that any such deposit or downpayment has not been deducted from the Value of Eligible Accounts); (iii) is in new and saleable condition and is not damaged, defective, shopworn or otherwise unfit for sale; (iv) is not slow-moving, obsolete or unmerchantable, and does not constitute returned or repossessed goods; (v) meets all standards imposed by any applicable Governmental Authority, and does not constitute hazardous materials under any Environmental Law; (vi) conforms with the covenants and representations herein;
(vii) is subject to Collateral Agent's duly perfected, First Priority Lien, and no other Lien (other than a Second Priority Lien in favor of Term Loan Facility Agent); (viii) is within the continental United States or Canada and is not in transit except between locations of Borrowers; (ix) is not subject to any warehouse receipt or negotiable Document; (x) is not subject to any License or other arrangement that restricts Borrowers' or Collateral Agent's right to dispose of such Inventory, unless Collateral Agent has received an appropriate Landlord Personal Property Collateral Access Agreement; (xi) is not located on leased premises or in the possession of a warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person, unless the lessor or such Person has delivered a Lien Waiver or an appropriate Rent and Charges Reserve has been established; (xii) is reflected in the details of a current perpetual inventory report; and (xiii) in respect of Inventory owned by Fedders Canada, does not consist of Inventory which (w) has been delivered to Fedders Canada by or on behalf of a supplier (other than a Subsidiary of Holdings) within 30 days of the date of determination, (x) is in the same state as such Inventory was on delivery, (y) remains identifiable as having been supplied by such supplier and
(z) is not subject to any agreement for sale at arm's length. Notwithstanding any of the foregoing (including, without limitation, clause (viii)), Eligible In-Transit Inventory shall be deemed Eligible Inventory for all purposes hereof.

     "Emerson" as defined in the preamble hereto.

     "Employee Benefit Plan" means (i) in respect of any Credit Party other than any Canadian Subsidiary, any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed by, Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates and (ii) in respect of any Canadian Subsidiary, any employee benefit plan of any nature or kind that is not a Pension Plan and is maintained by or contributed to, or required to be maintained by or contributed to, by any Canadian Subsidiary.

     "Enforcement Action" means any action to enforce any Obligations or Credit Documents or to realize upon any Collateral (whether by judicial action, self-help, notification of Account Debtors, exercise of setoff or recoupment, or otherwise).

     "Entitlement Holder" has the meaning given such term in the UCC.

     "Entitlement Order" has the meaning given such term in the UCC.

     "Envirco" as defined in the preamble hereto.

     "Environmental Claim" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

     "Environmental Laws" means any and all current or future foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, orders-in-council rules, regulations, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Holdings or any of its Subsidiaries or any Facility.

     "Equipment" means, as to each Credit Party, all of such Credit Party's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment (whether owned or licensed and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

     "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section  414(b) of the  Internal  Revenue Code of which that Person is a member;
(ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Holdings or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Holdings or any such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Holdings or such Subsidiary and with respect to liabilities arising after such period for which Holdings or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

     "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan;
(iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in
Section 4041(c) of ERISA; (iv) the withdrawal by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to Holdings, any of its Subsidiaries or any of their respective Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to
Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under
Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under
Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

     "Eubank" as defined in the preamble hereto.

     "Eurodollar Rate Loan" means a Revolving Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

     "Event of  Default"  means  each of the  conditions  or events set forth in
Section 8.1.

     "Excess Availability" means, as of any date, the sum of (i) Availability plus (ii) the Availability Block plus (iii) the aggregate amount of Cash of Borrowers and Guarantors.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

     "Excluded Foreign Entity" means each Foreign Subsidiary or Joint Venture that has no revenues and tangible assets of less than $250,000 in the aggregate.

     "Extraordinary Expenses" means all costs, expenses or advances that any Agent may incur during a Default or Event of Default, or during the pendency of an Insolvency Proceeding of an Obligor, including those relating to (i) any audit, inspection, repossession, storage, repair, appraisal, insurance, manufacture, preparation or advertising for sale, sale, collection, or other preservation of or realization upon any Collateral; (ii) any action, arbitration or other proceeding (whether instituted by or against any Agent, any Lender, any Obligor, any representative of creditors of an Obligor or any other Person) in any way relating to any Collateral (including the validity, perfection, priority or avoidability of

Collateral Agent's Liens with respect to any Collateral), Credit Documents or Obligations, including any lender liability or other Claims; (iii) the exercise, protection or enforcement of any rights or remedies of any Agent in, or the monitoring of, any Insolvency Proceeding; (iv) settlement or satisfaction of any taxes, charges or Liens with respect to any Collateral; (v) any Enforcement Action; (vi) negotiation and documentation of any modification, waiver, workout, restructuring or forbearance with respect to any Credit Documents or Obligations; or (vii) Protective Advances. Such costs, expenses and advances include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, accountants' fees, environmental study fees, wages and salaries paid to employees of any Obligor or independent contractors in liquidating any Collateral, and travel expenses.

     "Facility" means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Holdings or any of its Subsidiaries or any of their respective predecessors or Affiliates.

     "Fair Share Contribution Amount" as defined in Section 7.2.

     "Fair Share" as defined in Section 7.2.

     "Fedders Canada" means Fedders, Inc., a corporation organized under the laws of the Province of Ontario, Canada.

     "Fedders Xinle" means Fedders Xinle Co., Ltd., a People's Republic of China joint venture company.

     "Federal Funds Effective Rate" means for any day, the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher
1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent, in its capacity as a Lender, on such day on such transactions as determined by Administrative Agent.

     "Financial Officer Certification" means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer of Holdings that such financial statements fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

     "Financial Plan" as defined in Section 5.1(j).

     "First Priority" means, with respect to any Lien purported to be created in any Current Asset Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than any Permitted Liens which are junior in priority to Collateral Agent's Lien on such Collateral, mortgages existing on the Closing Date and set forth on Schedule 6.2 and inchoate Liens arising by operation of law for which amounts are not yet due and payable.

     "Fiscal Month" means a fiscal month of any Fiscal Year.

     "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

     "Fiscal Year" means the fiscal year of Holdings and its Subsidiaries ending on December 31 of each calendar year.

     "Fixed Asset Collateral" as defined in the Intercreditor Agreement.

     "Flood Hazard Property" means any Real Estate Asset subject to a mortgage in favor of Collateral Agent, for the benefit of the Secured Parties, and located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

     "FNA" as defined in the preamble hereto.

     "Foreign Guarantor Subsidiary" means (a) each Canadian Subsidiary and (b) each Foreign Subsidiary at any time having tangible assets of at least $500,000; provided, that no such Foreign Subsidiary shall be a "Foreign Guarantor Subsidiary" under this clause (b) if its guarantee of the Obligations would (i) result in a Credit Party incurring material adverse tax consequences, (ii) violate (x) applicable law (except to the extent such guarantee may be limited without violation of applicable law) or (y) any Contractual Obligation of such Foreign Subsidiary in effect on the Closing Date or entered into with the consent of Administrative Agent following the Closing Date in connection with the incurrence of Indebtedness of such Foreign Subsidiary pursuant to Section 6.1, or (iii) reasonably be expected to prevent Indebtedness of such Foreign Subsidiaries from being renewed; provided, that Fedders Xinle (so long as it is a Joint Venture) shall not be a Foreign Guarantor Subsidiary.

     "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary or a Canadian Subsidiary.

     "Full Payment" means, with respect to any Obligations, (i) the full and indefeasible cash payment thereof, including any interest, fees and other charges accruing during an Insolvency Proceeding (whether or not allowed in the proceeding); (ii) if such Obligations are LC Obligations or inchoate or contingent in nature, Cash Collateralization thereof (or delivery of a standby letter of credit acceptable to Agent in its discretion, in the amount of required Cash Collateral); and (iii) a release of any Claims of Obligors against Agent, Lenders and Issuing Bank arising on or before the payment date. No Revolving Loans shall be deemed to have been paid in full until all Commitments related to such Loans have expired or been terminated.

     "Funding Guarantors" as defined in Section 7.2.

     "Funding Notice" means a notice substantially in the form of Exhibit A-1.

     "GAAP" means, subject to the limitations on the application thereof set forth in Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof.

     "GECC" as defined in the preamble hereto.

     "General Intangible" as defined in the UCC.

     "Governmental Authority" means any federal, state, provincial, municipal, national or other government, governmental department, commission, board, bureau, court, agency, central bank, tribunal or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

     "Governmental Authorization" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

     "Grantor" as defined in the Pledge and Security Agreement.

     "Guaranteed Obligations" as defined in Section 7.1.

     "Guarantor" means Holdings and each Subsidiary of Holdings (other than Borrowers).

     "Guarantor Subsidiary" means each Guarantor other than Holdings.

     "Guaranty" means the guaranty of each Guarantor set forth in Section 7.

     "Hazardous Materials" means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

     "Hazardous Materials Activity" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

     "Hedge Agreement" means an Interest Rate Agreement or a Currency Agreement entered into with a Lender Counterparty in order to satisfy the requirements of this Agreement or otherwise in the ordinary course of Holdings' or any of its Subsidiaries' businesses.

     "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     "Historical Financial Statements" means as of the Closing Date, (i) the audited financial statements of Holdings and its Subsidiaries, for Fiscal Years 2003, 2004, and 2005, consisting of balance sheets and the related consolidated statements of income, stockholders' equity and cash flows for such Fiscal Years, and (ii) the unaudited financial statements of Holdings and its Subsidiaries as at the most recently ended Fiscal Month for which such financial statements are available, consisting of a balance sheet and the related consolidated statements of income, stockholders' equity and cash flows for the period since the beginning of Fiscal Year 2006 ending on such date.

     "Holdings" as defined in the preamble hereto.

     "Holdings Guarantees" as defined in Section 6.1(j).

     "Increased-Cost Lenders" as defined in Section 2.22.

     "Indebtedness", as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument; (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (vi) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the indebtedness obligation of another; (viii) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the indebtedness obligation of the obligor thereof will be paid, or any agreement relating to such indebtedness obligation will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof; (ix) any liability of such Person for the indebtedness obligation of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (ix), the primary purpose or intent thereof is as described in clause (viii) above; and (x) all obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any Interest Rate Agreement and Currency Agreement, whether entered into for hedging or speculative purposes; provided, in no event shall obligations under any Interest Rate Agreement and any Currency Agreement be deemed "Indebtedness" for any purpose under Section 6.8.

     "Indemnified Liabilities" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, claims (including Environmental Claims), actions, judgments, suits, costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make Credit Extensions or the use or intended use of the proceeds thereof, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)); (ii) the statements contained in the commitment letter delivered by any Lender to Borrowers with respect to the transactions contemplated by this Agreement; or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Holdings or any of its Subsidiaries.

     "Indemnitee" as defined in Section 10.3.

     "Insolvency Proceeding" means any case or proceeding commenced by or against a Person under any state, provincial, federal or foreign law for, or any agreement of such Person to, (i) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, debtor relief or debt adjustment law;
(ii) the appointment of a receiver, receiver-manager, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (iii) an assignment or trust mortgage for the benefit of creditors.

     "Instrument" as defined in the UCC.

     "Interest Coverage Ratio" means the ratio of (i) Consolidated Adjusted EBITDA for the twelve-Fiscal Month period then ended to (ii) Consolidated Interest Expense for such twelve-Fiscal Month period.

     "Intellectual Property" as defined in the Pledge and Security Agreement.

     "Intellectual Property Security Agreement" as defined in the Pledge and Security Agreement.

     "Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of the date hereof, among FNA, Holdings, Administrative Agent, Collateral Agent and the Term Loan Facility Agent in the form attached hereto as Exhibit L.

     "Interest Payment Date" means with respect to (i) any Base Rate Loan, the first Business Day of each month commencing on April 1, 2007 and the Revolving Loan Maturity Date and (ii) any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Eurodollar Rate Loan and the Revolving Loan Maturity Date; provided, in the case of each Interest Period of longer than three months, "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period; and upon prepayment, in each case payable in arrears.

     "Interest Period" means, in connection with a Eurodollar Rate Loan, an interest period of one-, two-, three- or six-months, as selected by Borrowers in the applicable Funding Notice or Conversion/Continuation Notice, (i) initially, commencing on the Closing Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) of this definition, end on the first Business Day of the immediately following calendar month; and (c) no Interest Period with respect to any portion of Revolving Loans shall extend beyond the Revolving Loan Maturity Date.

     "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with Holdings' and its Subsidiaries' operations and not for speculative purposes.

     "Interest Rate Determination Date" means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     "Inventory" as defined in the UCC, including all goods intended for sale, lease, display or demonstration, all work in process and all raw materials and other materials and supplies of any kind that are or could be used in connection with the manufacture, printing, packing, shipping, advertising, sale, lease or furnishing of such goods, or otherwise used or consumed in Borrowers' business (but excluding Equipment).

     "Inventory Formula Amount" means the lesser of (i) the sum of (a) 65% of the Value of Eligible Inventory of Borrowers, plus (b) the lesser of (x) $5,000,000 and (y) 60% of the Value of Eligible Inventory of Fedders Canada; or
(ii) 85% of the NOLV Percentage of the Value of Eligible Inventory; except that, Administrative Agent may, in its Credit Judgment and subject to Section 10.5(b)(viii), adjust the aforesaid advance rates based upon Inventory appraisals performed from time to time.

     "Inventory Reserve" means reserves established by Administrative Agent in its Credit Judgment to reflect factors that may negatively impact the Value of Inventory, including change in salability, obsolescence, seasonality, theft, shrinkage, imbalance, change in composition or mix, markdowns and vendor chargebacks, and freight and duty charges.

     "Inverse Inventory Advance Rate" means, for LC Obligations relating to documentary Letters of Credit issued to support Borrowers' purchase of Inventory, a percentage equal to 100% minus the advance rate applicable to such Inventory.

     "Investment" means (i) any direct or indirect purchase or other acquisition by Holdings or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (other than a Guarantor Subsidiary); (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Holdings from any Person (other than Holdings or any Guarantor Subsidiary), of any Capital Stock of such Person; and (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contributions by Holdings or any of its Subsidiaries to any other Person (other than Holdings or any Guarantor Subsidiary), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, and the outstanding amount thereof, in each case, at any time shall be calculated net of any principal repayment or return of capital with respect thereto following the Closing Date (such repayment or return not to be in excess of the original amount invested).

     "Islandaire" as defined in the preamble hereto.

     "Island Metal" as defined in the preamble hereto.

     "Issuing Bank" means Bank of America or an Affiliate of Bank of America.

     "Issuing Bank Indemnitees" means Issuing Bank and its officers, directors, employees, Affiliates, agents and attorneys.

     "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

     "Judgment Conversion Date" as defined in Section 10.24(a).

     "Judgment Currency" as defined in Section 10.24(a).

     "Landlord Consent and Estoppel" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, pursuant to which, among other things, the landlord consents to the granting of a Mortgage on such Leasehold Property by the Credit Party tenant, such Landlord Consent and Estoppel to be in form and substance acceptable to Collateral Agent in its reasonable discretion, but in any event sufficient for Collateral Agent to obtain a Title Policy with respect to such Mortgage.

     "Landlord Personal Property Collateral Access Agreement" means a Landlord Waiver and Consent Agreement substantially in the form of Exhibit K with such amendments or modifications as may be approved by Collateral Agent.

     "LC Application" means an application by Borrower Agent to Issuing Bank for issuance of a Letter of Credit, in form and substance reasonably satisfactory to Issuing Bank.

     "LC Conditions" means the following conditions necessary for issuance of a Letter of Credit: (i) each of the conditions set forth in Section 3.2; (ii) after giving effect to such issuance, total LC Obligations do not exceed the Letter of Credit Subline, no Overadvance exists and, if no Revolving Loans are outstanding, the LC Obligations do not exceed the Borrowing Base (without giving effect to the LC Reserve for purposes of this calculation); (iii) the expiration date of such Letter of Credit is (a) no more than 365 days from issuance, in the case of standby Letters of Credit, (b) no more than 120 days from issuance, in the case of documentary Letters of Credit, and (c) at least 20 Business Days prior to the Revolving Loan Maturity Date; (iv) the Letter of Credit and payments thereunder are denominated in Dollars; and (v) the form of the proposed Letter of Credit is reasonably satisfactory to Administrative Agent and Issuing Bank in their discretion.

     "LC Documents" means all documents, instruments and agreements (including LC Requests and LC Applications) delivered by Borrowers or any other Person to Issuing Bank or Agent in connection with issuance, amendment or renewal of, or payment under, any Letter of Credit.

     "LC Obligations" means the sum (without duplication) of (i) all amounts owing by Borrowers for any drawings under Letters of Credit; (ii) the aggregate undrawn amount of all outstanding Letters of Credit; and (iii) all fees and other amounts owing with respect to Letters of Credit.

     "LC Request" means a request for issuance of a Letter of Credit, to be provided by Borrower Agent to Issuing Bank, in form reasonably satisfactory to Agent and Issuing Bank.

     "LC Reserve" means the aggregate of all LC Obligations, other than (i) those that have been Cash Collateralized, and (ii) if no Default or Event of Default exists, those constituting charges owing to the Issuing Bank, and (iii)
the  Inverse   Inventory  Advance  Rate  times  the  amount  of  LC

Obligations attributable to documentary Letters of Credit issued to support Borrowers' purchase of Inventory.

     "Leasehold Property" means any leasehold interest of any Credit Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Collateral Agent in its sole discretion as not being required to be included in the Collateral.

     "Lender" means each financial institution listed on the signature pages hereto as a Lender, and any other Person that becomes a party hereto pursuant to an Assignment Agreement.

     "Lender Counterparty" means each Lender or any Affiliate of a Lender counterparty to a Hedge Agreement (including any Person who is a Lender (and any Affiliate thereof) as of the Closing Date but subsequently, whether before or after entering into a Hedge Agreement, ceases to be a Lender) including, without limitation, each such Affiliate that enters into a joinder agreement with Collateral Agent.

     "Letter of Credit" means any standby or documentary letter of credit issued by Issuing Bank for the account of any Borrower, or any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support issued by Issuing Bank for the benefit of any Borrower.

     "Letter of Credit Subline" means $10,000,000.

     "License" means any license or agreement under which an Obligor is authorized to use Intellectual Property in connection with any manufacture, marketing, distribution or disposition of Collateral, any use of Property or any other conduct of its business.

     "Licensor" means any Person from whom an Obligor obtains the right to use any Intellectual Property.

     "Lien" means (i) any lien, mortgage, pledge, assignment, security interest, hypothec, deemed trust, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

     "Lien Waiver" means (i) a Landlord Personal Property Collateral Access Agreement and (ii) any other agreement, in form and substance satisfactory to Administrative Agent, by which (a) for any Collateral held by a warehouseman, processor, shipper or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents in its possession relating to the Collateral as agent for Collateral Agent, and agrees to deliver the Collateral to Collateral Agent upon request; (b) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges Collateral Agent's Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to Collateral Agent upon request; and (c) for any Collateral subject to a Licensor's Intellectual Property rights, the Licensor grants to Collateral Agent the right, vis-a-vis such Licensor, to enforce Collateral Agent's Liens with respect to the Collateral, including the right to dispose of it with the benefit of the Intellectual Property, whether or not a default exists under any applicable License.

     "Margin Stock" as defined in Regulation U of the Board of Governors as in effect from time to time.

     "Material Adverse Effect" means a material adverse effect on and/or material adverse developments with respect to (i) the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole; (ii) the ability of any Credit Party to fully and timely perform its Obligations; (iii) the legality, validity, binding effect or enforceability against a Credit Party of a Credit Document to which it is a party; or (iv) the material rights, remedies and benefits available to, or conferred upon, any Agent and any Lender or any Secured Party under any Credit Document.

     "Material Contract" means (a) any contract or other agreement (other than the Credit Documents), written or oral, of any Borrower or Guarantor involving monetary liability of or to any Person in an amount in excess of $500,000 in any Fiscal Year and (b) any other contract or other arrangement to which Holdings or any of its Subsidiaries is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

     "Moody's" means Moody's Investor Services, Inc.

     "Mortgage" means a Mortgage substantially in the form of Exhibit J, as it may be amended, supplemented or otherwise modified from time to time.

     "Multiemployer   Plan"  means  any   Employee   Benefit  Plan  which  is  a
"multiemployer plan" as defined in Section 3(37) of ERISA.

     "NAIC" means The National Association of Insurance Commissioners, and any successor thereto.

     "Narrative  Report"  means,  with respect to the financial  statements  for which such  narrative  report is required,  a narrative  report  describing  the operations of Holdings and its Subsidiaries in the form prepared for presentation to senior management thereof for the applicable month, Fiscal Month or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate.

     "Net Asset Sale Proceeds" means, with respect to any Asset Sale (other than (except when there is no Indebtedness outstanding under the Term Loan Agreement) any Asset Sale with respect to Fixed Asset Collateral), an amount equal to: (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Holdings or any of its Subsidiaries from such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (a) income or gains taxes payable by the seller as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Revolving Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (c) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller's indemnities and representations and warranties to purchaser in respect of such Asset Sale undertaken by Holdings or any of its Subsidiaries in connection with such Asset Sale.

     "Net Insurance/Condemnation Proceeds" means an amount equal to: (i) any Cash payments or proceeds received by Holdings or any of its Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder or
(b) as a result of the taking of any assets of Holdings or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable costs incurred by Holdings or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Holdings or such Subsidiary in respect thereof, and (b) any bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including income taxes payable as a result of any gain recognized in connection therewith, in each case other than (except when there is no Indebtedness outstanding under the Term Loan Agreement) with respect to assets which are Fixed Asset Collateral.

     "NOLV Percentage" means the percentage of the Value of Inventory expected to be realized at an orderly, negotiated sale held within a reasonable period of time, net of all liquidation expenses, as determined from the most recent appraisal of Borrowers' Inventory performed by an appraiser and on terms reasonably satisfactory to Administrative Agent.

     "Nonpublic Information" means information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD.

     "Non-US Lender" as defined in Section 2.20(c).

     "Note" means a promissory note in the form of Exhibit B, as it may be amended, supplemented or otherwise modified from time to time.

     "Notice" means a Funding Notice, or a Conversion/ Continuation Notice.

     "Obligation Currency" as defined in Section 10.24(a).

     "Obligations" means all (i) principal of and premium, if any, on the Revolving Loans, (ii) LC Obligations and other obligations of Obligors with respect to Letters of Credit, (iii) interest, expenses, fees and other sums payable by Obligors under the Credit Documents, (iv) obligations of Obligors under any indemnity for Claims, (v) Extraordinary Expenses, (vi) Bank Product Debt, and (vii) other Indebtedness, obligations and liabilities of any kind owing by Obligors pursuant to the Credit Documents, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any Insolvency Proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several.

     "Obligor" means each Borrower, Guarantor and other Person that is liable for payment of any Obligations or that has granted a Lien in favor of Collateral Agent on its assets to secure any Obligations.

     "Obligee Guarantor" as defined in Section 7.7.

     "Organizational Documents" means (i) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such "Organizational Document" shall only be to a document of a type customarily certified by such governmental official.

     "Overadvance" as defined in Section 2.1(b).

     "Overadvance Loan" means a Base Rate Loan made when an Overadvance exists or is caused by the funding thereof.

     "Payment Item" means each check, draft or other item of payment payable to any Borrower, including those constituting proceeds of any Collateral.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "Pension Plan" means (i) in respect of any Credit Party other than any Canadian Subsidiary, any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA and (ii) in respect of any Canadian Subsidiary, each pension, supplementary pension, retirement savings or other retirement income plan or arrangement of any kind, registered or non-registered, established, maintained or contributed to by any Canadian Subsidiary for its employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan that is maintained by the Government of Canada or the Province of Quebec, respectively.

     "Permitted Acquisition" means any acquisition by any Borrower or any of its wholly-owned Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, any Person, in each case made only with the prior written consent of the Requisite Lenders and Administrative Agent.

     "Permitted  Liens"  means each of the Liens  permitted  pursuant to Section
6.2.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, unlimited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

     "Platform" as defined in Section 5.1(q).

     "Pledge and Security Agreement" means the Pledge and Security Agreement to be executed by each Borrower and Guarantor substantially in the form of Exhibit I, as it may be amended, supplemented or otherwise modified from time to time.

     "Prime Rate" means the rate of interest quoted in The Wall Street Journal, Money Rates Section as the Prime Rate (currently defined as the base rate on corporate loans posted by at least 75% of the nation's thirty (30) largest banks), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

     "Principal Office" means, for Administrative Agent, such Person's "Principal Office" as set forth on Appendix B, or such other office or office of a third party or sub-agent, as appropriate, as such Person may from time to time designate in writing to Borrower Agent and each Lender.

     "Projections" as defined in Section 4.8.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Pro Rata Share" means with respect to all payments, computations and other matters relating to the Revolving Loans and LC Obligations of any Lender, the percentage obtained by dividing (i) the Revolving Loan Exposure of that Lender by (ii) the aggregate Revolving Loan Exposure of all Lenders.

     "Protective Advance" as defined in Section 2.1(c).

     "Real Estate Asset" means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Credit Party in any real property.

     "Record Document" means, with respect to any Leasehold Property, (i) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (ii) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Collateral Agent.

     "Recorded Leasehold Interest" means a Leasehold Property with respect to which a Record Document has been recorded in all places necessary or desirable, in Collateral Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property.

     "Refinanced Indebtedness" means, collectively, the Indebtedness and other obligations outstanding under (a) that certain Amended and Restated Loan and Security Agreement, dated as of January 31, 2006, among FNA, certain of its subsidiaries as borrowers and guarantors, the lenders and issuing banks party thereto and Wachovia Bank, N.A. (formerly Wachovia Bank, National Association) as administrative agent, as amended prior to the Closing Date (the "Existing Loan Agreement") and (b) each other loan agreement, credit agreement, note, guaranty, mortgage or other agreement, document or instrument in connection with the Existing Loan Agreement.

     "Refinancing" means the refinancing of the Refinanced Indebtedness with the proceeds of the Term Loans.

     "Reimbursement Date" as defined in Section 2.11(b).

     "Register" as defined in Section 2.6(b).

     "Regulation D" means Regulation D of the Board of Governors, as in effect from time to time.

     "Regulation FD" means Regulation FD as promulgated by the US Securities and Exchange Commission under the Securities Act and Exchange Act as in effect from time to time.

     "Related Fund" means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

     "Rent and Charges Reserve" means the aggregate of (a) all past due rent and other amounts owing by an Obligor to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person who possesses any Collateral or could assert a Lien on any Collateral; and (b) a reserve at least equal to three months rent and other charges that could be payable to any such Person, unless it has executed a Lien Waiver; provided, however, that the maximum amount of the Rent and Charges Reserve shall not exceed the aggregate value of the Collateral in the possession or located on the premises of all such Persons.

     "Replacement Lender" as defined in Section 2.22.

     "Reporting Month" means each Fiscal Month other than any Fiscal Month ending the same date as any Fiscal Quarter.

     "Requisite Lenders" means (i) at all times while there are two or fewer Lenders hereunder, all of the Lenders, and (ii) at all times while there are three or more Lenders, one or more Lenders having or holding Revolving Loan Exposure and representing at least 662/3% of the sum of the aggregate Revolving Loan Exposure of all Lenders.

     "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Holdings or any Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Holdings or any Borrower now or hereafter outstanding; (iii) any cash payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Holdings or any Borrower now or hereafter outstanding, (iv) any loan or advance by any Borrower or its Subsidiaries to Holdings and (v) any payment or prepayment of principal, of premium, if any, or interest on or redemption, purchase, retirement, defeasance (including in substance or legal defeasance), sinking fund or similar payment with respect to the Senior Notes;

     "Revolving Loan" means a Revolving Loan made by a Lender to Borrowers pursuant to Section 2.1, including, without limitation, an Overadvance Loan or Protective Advance, and any Swingline Loan.

     "Revolving Loan Commitment" means the commitment of a Lender to make or otherwise fund a Revolving Loan and to participate in LC Obligations and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate. The amount of each Lender's Revolving Loan Commitment is set forth on Appendix A or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof, including, without limitation, Section 8.2. The aggregate amount of the Revolving Loan Commitments as of the Closing Date is $40,000,000.

     "Revolving Loan Exposure" means, with respect to any Lender, as of any date of determination while Revolving Loans and LC Obligations are outstanding, the aggregate outstanding principal amount of Revolving Loans and LC Obligations of such Lender; provided, at any time no Revolving Loans and LC Obligations are outstanding, the Revolving Loan Exposure of any Lender shall be equal to the outstanding amount of the Revolving Loan Commitment of such Lender.

     "Revolving Loan Maturity Date" means the earlier of (i) September 20, 2009, and (ii) the date that all Revolving Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw Hill Corporation.

     "Second Priority" means, with respect to any Lien created in any Fixed Asset Collateral pursuant to any Collateral Document, that such Lien is subordinated solely to the Liens on such Collateral created by the Term Loan Documents and inchoate Liens arising by operation of law for which amounts are not yet due and payable.

     "Secured Leverage Ratio" means the ratio of (i) Consolidated Secured Debt as of such day to (ii) Consolidated Adjusted EBITDA for the twelve-Fiscal Month period ending on such date.

     "Secured Parties" has the meaning assigned to that term in the Pledge and Security Agreement.

     "Securities" means any stock, shares, partnership interests, trust units, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

     "Securities Account" has the meaning given to such term in the UCC.

     "Securities Account Control Agreement" has the meaning specified in the Pledge and Security Agreement.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

     "Senior Notes" means the 97/8% Senior Notes due March 1, 2014, issued by FNA pursuant to the Senior Notes Indenture in the aggregate principal amount of $155,000,000, as the same now exists or may hereafter be (as permitted hereunder) amended, modified, supplemented, extended, renewed, restated or replaced.

     "Senior Notes Documents" means, collectively, the Senior Notes, the Senior Notes Guaranty, the Senior Notes Indenture and each other agreement or document in connection therewith.

     "Senior Notes Guaranty" means the "Guaranty" of the Senior Notes by each of the Senior Notes Guarantors under the Senior Notes Indenture.

     "Senior Notes Indenture" means, the Indenture, dated as of March 8, 2004, among FNA, Holdings and certain Subsidiaries of Holdings as "Guarantors" thereunder and the Senior Notes Trustee, as amended and supplemented by the First Supplemental Indenture and Waiver, dated as of September 13, 2005, among FNA, Holdings and such "Guarantors" and the Senior Notes Trustee, in effect on the date hereof or as may hereafter be (as permitted hereby) amended, modified, supplemented, extended, renewed, restated or replaced.

     "Senior Notes Interest Payment" means that certain interest payment with respect to the Senior Notes due on March 1, 2007, overdue as of the date hereof.

     "Senior Notes Trustee" means U.S. Bank, National Association, as trustee under the Senior Notes Indenture, and its successors and assigns, and any replacement trustee permitted pursuant to the terms and conditions of the Senior Notes Indenture.

     "Settlement Confirmation" as defined in Section 10.6(b).

     "Settlement Service" as defined in Section 10.6(d).

     "Settlement Report" means a report delivered by Administrative Agent to Lenders summarizing the Revolving Loans and participations in LC Obligations outstanding as of a given settlement date, allocated to Lenders in accordance with their Pro Rata Shares of their respective Revolving Loan Commitments.

     "Solvency Certificate" means a Solvency Certificate of the chief financial officer of Holdings substantially in the form of Exhibit G-2.

     "Solvent" means, with respect to (x) Borrowers (on a consolidated basis) and (y) the Credit Parties (taken as a whole) that as of the date of determination, both (i) (a) the respective sums of such Credit Party's and Credit Parties' debt (including contingent liabilities) do not exceed the present fair saleable value of such Credit Party's and Credit Parties' present assets; (b) such Credit Party's and Credit Parties' capital is not unreasonably small in relation to their respective businesses as contemplated on the Closing Date and reflected in the Projections or with respect to any transaction contemplated or undertaken after the Closing Date; and (c) such Person and Persons have not incurred and do not intend to incur, or believe (nor should they reasonably believe) that they will incur, debts beyond their abilities to pay such debts as they become due (whether at maturity or otherwise), respectively; and (ii) such Person and Persons are "solvent" within the meaning given that term and similar terms under the Bankruptcy Code and applicable laws relating to fraudulent transfers and conveyances in the jurisdiction of organization of such Person and Persons and the state in which each such Person's chief executive office is located, respectively. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

     "Subject Transaction" as defined in Section 6.8(e).

     "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a "qualifying share" of the former Person shall be deemed to be outstanding.

     "Swingline Loan" means any Borrowing of Base Rate Loans funded with Administrative Agent's funds, until such Borrowing is settled among Lenders pursuant to Section 2.2(c).

     "Tax" means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called, imposed by a Governmental Authority; provided, "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's applicable principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its applicable lending office).

     "Term Loan Commitments" means the term loan commitments made to FNA under and pursuant to the Term Loan Agreement.

     "Term Loan Agreement" means that certain Term Loan and Guaranty Agreement, dated as of the date hereof, among FNA, the guarantors party thereto, the Term Loan Facility Agent, Goldman Sachs Credit Partners, L.P., as sole lead arranger, sole bookrunner and sole syndication agent, and the other financial institutions party thereto, together with any agreements or instruments entered into from time to time in connection with any refinancing, restatement, replacement or refunding, in whole or in part, of the obligations incurred thereunder.

     "Term Loan Documents" has the meaning given to the term "Credit Documents" in the Term Loan Agreement.

     "Term Loan Facility" as defined in the Term Loan Agreement.

     "Term Loan Facility Agent" means Goldman Sachs Credit Partners, L.P., in its capacity as administrative agent and collateral agent under the Term Loan Agreement, together with its permitted successors in such capacity.

     "Term Loan Facility Secured Parties" has the meaning given to the term "Secured Parties" in the Term Loan Agreement.

     "Term Loans" means the loans made to FNA under and pursuant to the Term Loan Agreement.

     "Terminated Lender" as defined in Section 2.22.

     "Title Policy" as defined in Section 3.1(h).

     "Transaction Costs" means the fees, costs and expenses payable by Holdings, Borrowers or any of Holdings' Subsidiaries pursuant to Section 10.2 on or before the Closing Date in connection with the transactions contemplated by the Credit Documents.

     "Trion" as defined in the preamble hereto.

     "Type" means, with respect to Term Loans, a Base Rate Loan or a Eurodollar Rate Loan.

     "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction; provided that where the perfection, effect of perfection or non-perfection or priority of any Lien granted under any Collateral Document is governed by the laws as the Province of Ontario, UCC shall include the Personal Property Security Act (Ontario) as the context requires.

     "Value" means (i) for Inventory, its value determined on the basis of the lower of cost or market, calculated on a first-in, first out basis; and (ii) for an Account, its face amount, net of any returns, rebates, discounts (calculated on the shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) that have been or could be claimed by the Account Debtor or any other Person.

     "Vienna Property" means that certain real property located at Vienna Industrial Park, Vienna, Georgia, owned by Eubank Coil Company.

     "Walkersville Property" means that certain real property located at 8301 B. Retreat Road, Walkersville, Maryland, owned by Rotorex Company, Inc..

     1.2. Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Holdings to Lenders pursuant to Section 5.1(b), 5.1(c) and 5.1(d) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1(f), if applicable). Subject to the foregoing, calculations in connection with the definitions, covenants and other provisions hereof shall utilize accounting principles and policies in conformity with those used to prepare the Historical Financial Statements.

     1.3. Interpretation, etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. Unless the prior written consent of the Requisite Lenders is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified. References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative. The terms "Lender," "Administrative Agent," "Collateral Agent," "Documentation Agent," and "Agent" include, without limitation, their respective successors.

SECTION 2.........  REVOLVING LOANS

     2.1. Revolving Loan Commitments.

          (a) Revolving Loans. Subject to the terms and conditions hereof, each Lender severally agrees to make, from time to time through the Revolving Loan Maturity Date, Revolving Loans to Borrowers in an aggregate amount outstanding at any time not greater than such Lender's Revolving Loan Commitment. Borrowers may not make a Borrowing under the Revolving Loan Commitment on the Closing Date. Any amount borrowed under this Section 2.1(a) and subsequently repaid or prepaid may be reborrowed. Subject to Section 2.13, all amounts owed hereunder with respect to the Revolving Loans shall be paid in full no later than the Revolving Loan Maturity Date. Each Lender's Revolving Loan Commitment shall terminate immediately and without further action on the Revolving Loan Maturity Date. In no event shall Lenders have any obligation to honor a request for a Revolving Loan if the unpaid balance of Revolving Loans outstanding at such time (including the requested Revolving Loan) would exceed the Borrowing Base.

          (b) Overadvances. If the aggregate Revolving Loans exceed the Borrowing Base ("Overadvance") or the aggregate Revolving Loan Commitments at any time, the excess amount shall be payable by Borrowers on demand by Administrative Agent, but all such Revolving Loans shall nevertheless constitute Obligations secured by the Collateral and entitled to all benefits of the Credit Documents. Unless its authority has been revoked in writing by Requisite Lenders, Administrative Agent may require Lenders to honor requests for Overadvance Loans and to forbear from requiring Borrowers to cure an Overadvance, (a) when no other Event of Default is known to Administrative Agent, as long as (i) the Overadvance does not continue for more than 30 consecutive days (and no Overadvance may exist for at least five consecutive days thereafter before further Overadvance Loans are required), and (ii) the Overadvance is not known by Administrative Agent to exceed $2,000,000; and (b) regardless of whether an Event of Default exists, if Administrative Agent discovers an Overadvance not previously known by it to exist, as long as from the date of such discovery the Overadvance (i) is not increased by more than $1,000,000, and (ii) does not continue for more than 30 consecutive days; provided, that in no event shall Lenders be required to honor requests for Overadvance Loans if an Overadvance has existed on more than 90 days in any consecutive twelve-month period. In no event shall Overadvance Loans be required that would cause the outstanding Revolving Loans and LC Obligations to exceed the aggregate Revolving Loan Commitments. Any funding of an Overadvance Loan or sufferance of an Overadvance shall not constitute a waiver by Administrative Agent or Lenders of the Event of Default caused thereby. In no event shall Borrowers or any other Obligor be deemed a beneficiary of this Section 2.1(b) nor authorized to enforce any of its terms.

          (c) Protective Advances. Administrative Agent shall be authorized, in its discretion, at any time that a Default or Event of Default exists or any conditions in Section 3.2 are not satisfied, to make Base Rate Loans ("Protective Advances") (a) if Administrative Agent deems such Revolving Loans necessary to preserve or protect any Collateral, or to enhance the collectibility or repayment of Obligations (other than Bank Product Debt); provided that, the Protective Advances shall not be outstanding for more than ninety (90) consecutive days after the initial date of any such Protective Advances without the consent of Requisite Lenders; or (b) to pay any other amounts chargeable to Obligors under any Credit Documents, including costs, fees and expenses (other than costs, fees and expenses relating to any Enforcement Action). All Protective Advances shall be Obligations, secured by the Collateral, and shall be treated for all purposes as Extraordinary Expenses. Each Lender shall participate in each Protective Advance on the basis of such Lender's Pro Rata Share. Requisite Lenders may at any time revoke Administrative Agent's authorization to make further Protective Advances by written notice to Administrative Agent. Absent such revocation, Administrative Agent's determination that funding of a Protective Advance is appropriate shall be conclusive.

     2.2. Borrowing Mechanics for Revolving Loans.

          (a) Funding Notice.

(i) Borrower Agent shall deliver to Administrative Agent a fully executed Funding Notice no later than 11:00 a.m. (x) on the Business Day of the proposed Borrowing, in the case of Base Rate Loans, and (y) at least 3 Business Days prior to the date of the proposed Borrowing, in the case of Eurodollar Rate Loans. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable.

         Promptly upon receipt by Administrative Agent of such Funding Notice, Administrative Agent shall notify each Lender of the proposed Borrowing.

(ii) Unless payment is otherwise timely made by Borrowers, the becoming due of any Obligations (whether principal, interest, fees or other charges, including Extraordinary Expenses, LC Obligations, Cash Collateral and Bank Product Debt) shall be deemed to be a request for Base Rate Loans on the due date and in the amount of such Obligations. The proceeds of such Revolving Loans shall be disbursed as direct payment of the relevant Obligation.

(iii) If Borrowers establish a controlled disbursement account with Administrative Agent or any Affiliate of Administrative Agent, then the presentation for payment of any check or other item of payment drawn on such account at a time when there are insufficient funds to cover it shall be deemed to be a request for Base Rate Loans on the date of such presentation, in the amount of the check and items presented for payment. The proceeds of such Revolving Loans may be disbursed directly to the controlled disbursement account or other appropriate account.

          (b) Fundings by Lenders. Each Lender shall make its Revolving Loan, as the case may be, available to Administrative Agent not later than 2:00 p.m. (New York City time) on the date of each proposed Borrowing, by wire transfer of same day funds in Dollars, at the Principal Office designated by Administrative Agent. Upon satisfaction or waiver of the conditions precedent specified in
Section 3.2, Administrative Agent shall make the proceeds of the Revolving Loans available to Borrowers on the date of each proposed Borrowing by causing an amount of same day funds in Dollars equal to the proceeds of all such Revolving Loans received by Administrative Agent from Lenders to be credited to the account of Borrowers at the Principal Office designated by Administrative Agent or to such other account as may be designated in writing to Administrative Agent by Borrower Agent.

          (c) Swingline Loans; Settlement.

               (i) Administrative Agent may, but shall not be obligated to, advance Swingline Loans to Borrowers out of Administrative Agent's own funds, up to an aggregate outstanding amount of $4,000,000, unless the funding is specifically required to be made by all Lenders hereunder. Each Swingline Loan shall constitute a Revolving Loan for all purposes, except that payments thereon shall be made to Administrative Agent for its own account. The obligation of Borrowers to repay Swingline Loans shall be evidenced by the records of Administrative Agent and need not be evidenced by any promissory note.

               (ii) To facilitate administration of the Revolving Loans, Lenders and Administrative Agent agree (which agreement is solely among them, and not for the benefit of or enforceable by Borrowers) that settlement among them with respect to Swingline Loans and other Revolving Loans may take place periodically on a date determined from time to time by Administrative Agent, which shall occur at least once every five Business Days. On each settlement date, settlement shall be made with each Lender in accordance with the Settlement Report delivered by Administrative Agent to Lenders. Between settlement dates, Administrative Agent may in its discretion apply payments on Revolving Loans to Swingline Loans, regardless of any designation by Borrowers or any provision herein to the contrary. Each Lender's obligation to make settlements with Administrative Agent is absolute and unconditional, without offset, counterclaim or other defense, and whether or not the Revolving Loan Commitments have terminated, an Overadvance exists, or the conditions in Section 3 are satisfied. If, due to an Insolvency Proceeding with respect to any Borrower or otherwise, any Swingline Loan may not be settled among Lenders hereunder, then each Lender shall be deemed to have purchased from

     Administrative Agent a participation equal to its Pro Rata Share in each unpaid Swingline Loan and shall transfer the amount of such participation to Administrative Agent, in immediately available funds, within one Business Day after Administrative Agent's request therefor.

     2.3. Notes. If so requested by any Lender by written notice to Borrower Agent (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, Borrowers shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Borrower Agent's receipt of such notice) a Note or Notes to evidence such Lender's Revolving Loan.

     2.4. Pro Rata Shares; Availability of Funds.

          (a) Pro Rata Shares. All Revolving Loans shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Revolving Loan requested hereunder nor shall any Revolving Loan Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender's obligation to make a Revolving Loan requested hereunder.

          (b) Availability of Funds.

               (i) Unless Administrative Agent shall have been notified by any Lender prior to the date of any proposed Borrowing that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Revolving Loan requested on such date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrowers a corresponding amount on such date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date of such proposed Borrowing until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrower Agent and Borrowers shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from the date of such proposed Borrowing until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans. Nothing in this Section 2.4(b) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Loan Commitments hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by such Lender hereunder.

               (ii) If a Lender fails to make any payment to Administrative Agent that is required hereunder, Administrative Agent may (but shall not be required to), in its discretion, retain payments that would otherwise be made to such defaulting Lender hereunder, apply the payments to such Lender's defaulted obligations or readvance the funds to Borrowers in accordance with this Agreement. The failure of any Lender to fund a Revolving Loan or to make a payment in respect of an LC Obligation shall not relieve any other Lender of its obligations hereunder, and no Lender shall be responsible for default by another Lender. Lenders and Administrative Agent agree (which agreement is solely among them, and not for the benefit of or enforceable  by  Borrowers)  that,  solely for  purposes of  determining  a defaulting Lender's right to vote on matters relating to the Credit Documents and to share in payments, fees and Collateral proceeds thereunder, a defaulting Lender shall not be deemed to be a "Lender" until all its defaulted obligations have been cured.

     2.5. Use of Proceeds. The proceeds of the Revolving Loans shall be applied by Borrowers to provide for the ongoing working capital requirements of Borrowers and for general corporate purposes of Holdings and its Subsidiaries. No portion of the proceeds of any Credit Extension shall be used in any manner that causes or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors or any other regulation thereof or to violate the Exchange Act.

     2.6. Evidence of Debt; Register; Lenders' Books and Records.

          (a) Lenders' Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Obligations of Borrowers to such Lender, including the amounts of the Revolving Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Borrowers, absent manifest error; provided, that the failure to make any such recordation, or any error in such recordation, shall not affect Borrowers' Obligations in respect of any applicable Revolving Loans; and provided further, in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

          (b) Register. Administrative Agent (or its agent or sub-agent appointed by it) shall maintain at its Principal Office a register for the recordation of the names and addresses of Lenders and Revolving Loans and LC Obligations of each Lender from time to time (the "Register"). The Register shall be available for inspection by Borrower Agent or any Lender (with respect to any entry relating to such Lender's Revolving Loans and LC Obligations) at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record, or shall cause to be recorded, in the Register the Revolving Loans and LC Obligations in accordance with the provisions of Section 10.6, and each repayment or prepayment in respect of the principal amount of the Revolving Loans and LC Obligations, and any such recordation shall be conclusive and binding on Borrowers and each Lender, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect Borrowers' Obligations in respect of any Revolving Loan or LC Obligation. Borrowers hereby designate Bank of America to serve as Borrowers' agent solely for purposes of maintaining the Register as provided in this Section 2.6, and Borrowers hereby agree that, to the extent Bank of America serves in such capacity, and its officers, directors, employees, agents, sub-agents and affiliates shall constitute "Indemnitees."

     2.7. Interest on Revolving Loans.

          (a) Except as otherwise set forth herein, each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:

               (i) if a Base Rate  Loan,  at the Base Rate plus 1.00% per annum;
     or

               (ii) if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus 2.00% per annum;

          (b) The basis for determining the rate of interest with respect to any Revolving Loan, and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by Borrowers and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be; provided, until the date that Administrative Agent notifies Borrower Agent that the primary syndication of the Revolving Loans has been completed, as determined by Administrative Agent, the Revolving Loans shall be maintained as either (1) Eurodollar Rate Loans having an Interest Period of no longer than one month or
(2) Base Rate Loans. If on any day a Revolving Loan is outstanding with respect to which a Funding Notice or a Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Revolving Loan shall be a Base Rate Loan.

          (c) In connection with Eurodollar Rate Loans there shall be no more than seven (7) Interest Periods outstanding at any time. In the event Borrowers fail to specify between a Base Rate Loan or a Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Revolving Loan (if outstanding as a Eurodollar Rate Loan) will be automatically converted into a Base Rate Loan on the last day of the then-current Interest Period for such Revolving Loan (or if outstanding as a Base Rate Loan will remain as, or (if not then outstanding) will be made as, a Base Rate Loan). In the event Borrowers fail to specify an Interest Period for any Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, Borrowers shall be deemed to have selected an Interest Period of one month. As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower Agent and each Lender.

          (d) Interest payable pursuant to Section 2.7(a) shall be computed (i) in the case of Base Rate Loans on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Revolving Loan, the date of the making of such Revolving Loan or the first day of an Interest Period applicable to such Revolving Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Revolving Loan or the expiration date of an Interest Period applicable to such Revolving Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided, if a Revolving Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Revolving Loan.

          (e) Except as otherwise set forth herein, interest on each Revolving Loan (i) shall accrue on a daily basis and shall be payable in arrears on each Interest Payment Date with respect to interest accrued on and to each such payment date; (ii) shall accrue on a daily basis and shall be payable in arrears upon any prepayment of the Revolving Loans, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (iii) shall accrue on a daily basis and shall be payable in arrears at maturity of the Revolving Loans, including final maturity of the Revolving Loans; provided, however, with respect to any voluntary prepayment of a Base Rate Loan, accrued interest shall instead be payable on the applicable Interest Payment Date.

          (f) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Credit Documents (and stated herein or therein, as applicable, to be computed on the basis of a period of time less than a calendar year) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by the number of days in such period of time.

     2.8. Conversion/Continuation.

          (a) Subject to Section 2.18 and so long as no Default or Event of Default shall have occurred and then be continuing, Borrowers shall have the option:

               (i) to convert at any time all or any part of any Revolving Loan equal to $1,000,000 and integral multiples of $1,000,000 in excess of that amount from one Type of Revolving Loan to another Type of Revolving Loan; provided, a Eurodollar Rate Loan may only be converted on the expiration of the Interest Period applicable to such Eurodollar Rate Loan unless Borrowers shall pay all amounts due under Section 2.18 in connection with any such conversion; or

               (ii) upon the expiration of any Interest Period applicable to any Eurodollar Rate Loan, to continue all or any portion of such Revolving Loan equal to $1,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan.

          (b) Borrower Agent shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 11:00 a.m. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Eurodollar Rate Loans (or telephonic notice in lieu thereof) shall be irrevocable, and Borrowers shall be bound to effect a conversion or continuation in accordance therewith.

     2.9. Default Interest. Upon the occurrence and during the continuance of any Event of Default, the principal amount of all Revolving Loans outstanding and, to the extent permitted by applicable law, any interest payments on the Revolving Loans or any fees or other amounts owed hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Revolving Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans); provided, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.9 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

     2.10. Fees.

          (a) Unused Line Fee. Borrowers shall pay to Administrative Agent, for the benefit of Lenders in proportion to their respective Pro Rata Shares, a fee equal to 0.375% per annum times the amount by which the Revolving Loan Commitments exceed the average daily balance of Revolving Loans and stated amount of Letters of Credit during any month. Such fee shall be payable in arrears, on the first day of each month and on the Revolving Loan Maturity Date. The unused line fee shall be computed for the actual days elapsed based on a year of 360 days.

          (b) Letter of Credit Facility Fees. Borrowers shall pay (a) to Administrative Agent, for the benefit of Lenders in proportion to their respective Pro Rata Shares, a fee equal to 2.00% times the average daily maximum aggregate amount available to be drawn under all Letters of Credit, which fee shall be payable quarterly in arrears, on the first day of each Fiscal Quarter;
(b) to Administrative Agent, for its own account, a fronting fee equal to 0.25% of the stated amount of each Letter of Credit, which fee shall be payable upon issuance of the Letter of Credit and on each anniversary date of such issuance, and shall be payable on any increase in stated amount made between any such dates; and (c) to Issuing Bank, for its own account, all customary charges associated with the issuance, amending, negotiating, payment, processing, transfer and administration of Letters of Credit, which charges shall be paid as and when incurred. During an Event of Default, the fee payable under clause (a) shall be increased by 2.00% per annum. The Letter of Credit fees shall be computed for the actual days elapsed based on a year of 360 days.

     2.11. Letter of Credit Facility.

          (a) Issuance of Letters of Credit. Issuing Bank agrees to issue Letters of Credit from time to time until 20 days prior to the Revolving Loan Maturity Date, on the terms set forth herein, including the following:

               (i) Borrowers acknowledge that Issuing Bank's willingness to issue any Letter of Credit is conditioned upon Issuing Bank's receipt of an LC Application with respect to the requested Letter of Credit, as well as such other instruments and agreements as Issuing Bank may customarily require for issuance of a letter of credit of similar type and amount. Issuing Bank shall have no obligation to issue any Letter of Credit unless
     (i) Issuing Bank receives an LC Request and LC Application at least three Business Days prior to the requested date of issuance; and (ii) each LC Condition is satisfied. If Issuing Bank receives written notice from a Lender at least one Business Day before issuance of a Letter of Credit that any LC Condition has not been satisfied, Issuing Bank shall have no obligation to issue the requested Letter of Credit (or any other) until such notice is withdrawn in writing by that Lender or until Requisite Lenders have waived such condition in accordance with this Agreement. Prior to receipt of any such notice, Issuing Bank shall not be deemed to have knowledge of any failure of LC Conditions.

               (ii) Letters of Credit may be requested by a Borrower only (i) to support obligations of such Borrower incurred in the ordinary course of business; or (ii) for other purposes as Administrative Agent and Lenders may approve from time to time in writing. The renewal or extension of any Letter of Credit shall be treated as the issuance of a new Letter of Credit, except that delivery of a new LC Application shall be required at the discretion of Issuing Bank.

               (iii) Borrowers assume all risks of the acts, omissions or misuses of any Letter of Credit by the beneficiary. In connection with issuance of any Letter of Credit, none of Administrative Agent, Collateral Agent, Issuing Bank or any Lender shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of any goods purported to be represented by any Documents; any differences or variation in the character, quality, quantity, condition, packing, value or delivery of any goods from that expressed in any Documents; the form, validity, sufficiency, accuracy, genuineness or legal effect of any Documents or of any endorsements thereon; the time, place, manner or order in which shipment of goods is made; partial or incomplete shipment of, or failure to ship, any goods referred to in a

     Letter of Credit or Documents; any deviation from instructions, delay, default or fraud by any shipper or other Person in connection with any goods, shipment or delivery; any breach of contract between a shipper or vendor and any Borrower; errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy, e-mail, telephone or otherwise; errors in interpretation of technical terms; the misapplication by a beneficiary of any Letter of Credit or the proceeds thereof; or any consequences arising from causes beyond the control of Issuing Bank, Agents or any Lender, including any act or omission of a Governmental Authority. The rights and remedies of Issuing Bank under the Credit Documents shall be cumulative. Issuing Bank shall be fully subrogated to the rights and remedies of each beneficiary whose claims against Borrowers are discharged with proceeds of any Letter of Credit.

               (iv) In connection with its administration of and enforcement of rights or remedies under any Letters of Credit or LC Documents, Issuing Bank shall be entitled to act, and shall be fully protected in acting, upon any certification, notice or other communication in whatever form believed by Issuing Bank, in good faith, to be genuine and correct and to have been signed, sent or made by a proper Person. Issuing Bank may consult with and employ legal counsel, accountants and other experts to advise it concerning its obligations, rights and remedies, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. Issuing Bank may employ agents and attorneys-in-fact in connection with any matter relating to Letters of Credit or LC Documents, and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected with reasonable care.

          (b) Reimbursement; Participations.

               (i) If Issuing Bank honors any request for payment under a Letter of Credit, Borrowers shall pay to Issuing Bank, on the same day ("Reimbursement Date"), the amount paid by Issuing Bank under such Letter of Credit, together with interest at the interest rate for Base Rate Loans from the Reimbursement Date until payment by Borrowers. The obligation of Borrowers to reimburse Issuing Bank for any payment made under a Letter of Credit shall be absolute, unconditional, irrevocable, and joint and several, and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit or the existence of any claim, setoff, defense or other right that Borrowers may have at any time against the beneficiary. Whether or not Borrower Agent submits a Funding Notice, Borrowers shall be deemed to have requested a Borrowing of Base Rate Loans in an amount necessary to pay all amounts due Issuing Bank on any
     Reimbursement Date and each Lender agrees to fund its Pro Rata Share of such Borrowing whether or not the Revolving Loan Commitments have terminated, an Overadvance exists or is created thereby, or the conditions in Section 3.2 are satisfied.

               (ii) Upon issuance of a Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased from Issuing Bank, without recourse or warranty, an undivided interest and participation equal to its Pro Rata Share in all LC Obligations relating to the Letter of Credit. If Issuing Bank makes any payment under a Letter of Credit and Borrowers do not reimburse such payment on the Reimbursement Date, Administrative Agent shall promptly notify Lenders and each Lender shall promptly (within one Business Day) and unconditionally pay to Administrative Agent, for the benefit of Issuing Bank, such Lender's Pro Rata Share of such payment. Upon request by a Lender, Issuing Bank shall furnish copies of any Letters of Credit and LC Documents in its possession at such time.

               (iii) The obligation of each Lender to make payments to Administrative Agent for the account of Issuing Bank in connection with Issuing Bank's payment under a Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever, and shall be made in accordance with this Agreement under all circumstances, irrespective of any lack of validity or unenforceability of any Credit Document; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or the existence of any setoff or defense that any Obligor may have with respect to any Obligations. Issuing Bank does not assume any responsibility for any failure or delay in performance or any breach by any Borrower or any other Person of any obligations under any LC Documents. Issuing Bank does not make to Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, LC Documents or any Obligor. Issuing Bank shall not be responsible to any Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of any LC Document; the validity, genuineness, enforceability, collectibility, value or sufficiency of any Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor.

               (iv) No Issuing Bank Indemnitee shall be liable to any Lender or other Person for any action taken or omitted to be taken in connection with any LC Document except as a result of its actual gross negligence or willful misconduct. Issuing Bank shall not have any liability to any Lender if Issuing Bank refrains from any action under any Letter of Credit or LC Document until it receives written instructions from Requisite Lenders.

          (c) Cash Collateral. If any LC Obligations, whether or not then due or payable, shall for any reason be outstanding at any time that (i) an Event of Default exists or (ii) Availability is less than zero and no Revolving Loans are then outstanding, then Borrowers shall, at Issuing Bank's or Administrative Agent's request, pay to Issuing Bank the amount of all outstanding LC
Obligations and Cash Collateralize all outstanding Letters of Credit. If Borrowers fail to Cash Collateralize outstanding Letters of Credit as required herein, Lenders may (and shall upon direction of Administrative Agent) advance, as Revolving Loans, the amount of the Cash Collateral required (whether or not the Revolving Loan Commitments have terminated, an Overadvance exists, or the conditions in Section 3 are satisfied).

     2.12. Voluntary Prepayments; Commitment Reductions.

          (a) Revolving Loans may be prepaid from time to time, without penalty or premium.

          (b) Borrowers may permanently reduce the Revolving Loan Commitments, on a Pro Rata basis for each Lender, from time to time upon written notice to Administrative Agent, which notice shall specify the amount of the reduction, shall be irrevocable once given, shall be given at least five Business Days prior to the end of a month and shall be effective as of the first day of the next month. Each reduction shall be in a minimum amount of $5,000,000, or an increment of $5,000,000 in excess thereof. Notwithstanding the foregoing, at no time shall the Borrowers voluntarily reduce the aggregate Revolving Loan Commitments to less than $20,000,000.

     2.13. Mandatory Prepayments.

          (a) Asset Sales. No later than the third Business Day following the date of receipt by Holdings or any of its Subsidiaries of any Net Asset Sale Proceeds, Borrowers shall prepay the Revolving Loans as set forth in Section
2.15 in an aggregate amount equal to such Net Asset Sale Proceeds;

provided, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Asset Sale Proceeds do not exceed $500,000 per annum, Borrowers shall have the option, directly or through one or more of their respective Subsidiaries, to invest Net Asset Sale Proceeds within one hundred eighty days of receipt thereof in long-term productive assets of the general type used in the business of Borrowers and their respective Subsidiaries; provided, however, that pending such investment all such Net Asset Sale Proceeds shall be held in a Cash Collateral Account.

          (b) Insurance/Condemnation Proceeds. No later than the third Business Day following the date of receipt by Holdings or any of its Subsidiaries, or Collateral Agent as loss payee, of any Net Insurance/Condemnation Proceeds with respect to Current Asset Collateral, Borrowers shall prepay the Revolving Loans as set forth in Section 2.15 in an aggregate amount equal to such Net Insurance/Condemnation Proceeds; provided, (i) no Default or Event of Default shall have occurred and be continuing, (ii) no Material Adverse Effect has resulted or could reasonably be expected to result from such loss of Current Asset Collateral, and (iii) to the extent that aggregate Net Insurance/Condemnation Proceeds with respect to Current Asset Collateral from the Closing Date through the applicable date of determination do not exceed $500,000, Borrowers shall have the option, directly or through one or more of their respective Subsidiaries to invest such Net Insurance/Condemnation Proceeds within one hundred eighty days of receipt thereof in long term productive assets of the general type used in the business of Holdings and its Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets thereof; provided, however, that pending such investment all such Net Insurance/Condemnation Proceeds shall be held in a Cash Collateral Account.

          (c) Issuance of Equity Securities. Following the repayment of all Indebtedness outstanding under the Term Loan Agreement, on the date of receipt by Holdings of any Cash proceeds from a capital contribution to, or the issuance of any Capital Stock of, Holdings or any of its Subsidiaries (other than pursuant to any employee stock or stock option compensation plan), Borrowers shall prepay the Revolving Loans as set forth in Section 2.15 in an aggregate amount equal to 50% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

          (d) Issuance of Debt. Following the repayment of all Indebtedness outstanding under the Term Loan Agreement, on the date of receipt by Holdings or any of its Subsidiaries of any Cash proceeds from the incurrence of any Indebtedness of Holdings or any of its Subsidiaries (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 6.1), Borrowers shall prepay the Revolving Loans as set forth in Section 2.15 in an aggregate amount equal to 100% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

          (e) Extraordinary Tax Receipts. Following the repayment of all Indebtedness outstanding under the Term Loan Agreement, no later than the third Business Day following the date of receipt by Holdings or any of its Subsidiaries of any Cash proceeds from any United States, State, local or foreign tax refund received outside of the ordinary course of business, Borrowers shall prepay the Revolving Loans as set forth in Section 2.15 in an aggregate amount equal to 100% of such proceeds, net of reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

          (f) Prepayment Certificate. Concurrently with any prepayment of the Revolving Loans pursuant to Sections 2.13(a) through 2.13(c), Borrower Agent shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds. In the event that Borrowers shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Borrowers shall promptly make an additional prepayment of the Revolving Loans in an amount equal to such excess, and Borrower Agent shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

     2.14. One Obligation. The Loans, LC Obligations and other Obligations shall constitute one general obligation of Borrowers and (unless otherwise expressly provided in any Credit Document) shall be secured by Collateral Agent's Lien upon all Collateral; provided, however, that each Agent Lender shall be deemed to be a creditor of, and the holder of a separate claim against, each Borrower to the extent of any Obligations jointly or severally owed by such Borrower.

     2.15. Application of Payments.

          (a) Application of Prepayments to Base Rate Loans and Eurodollar Rate Loans. Any prepayment of Term Loans shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to Section 2.18(c).

          (b) Daily Cash Sweep. The ledger balance in the main Dominion Accounts as of the end of each Business Day shall be applied to the Obligations at the beginning of the next Business Day. Borrowers irrevocably waive the right to direct the application of any payments or Collateral proceeds, and agrees that Administrative Agent shall have the continuing, exclusive right to apply and reapply same against the Obligations, in such manner as Administrative Agent deems advisable, notwithstanding any entry by Administrative Agent in its records. If, as a result of Administrative Agent's receipt of Payment Items or proceeds of Collateral, a credit balance exists, the balance shall not accrue interest in favor of Borrowers and shall be made available to Borrowers as long as no Default or Event of Default exists.

          (c) Post-Default Allocation of Payments.

               (i) Allocation. Notwithstanding anything herein to the contrary, during an Event of Default, monies to be applied to the Obligations, whether arising from payments by Obligors, realization on Collateral, setoff or otherwise, shall be allocated as follows:

                    (1)   first,   to  all   costs   and   expenses,   including
     Extraordinary Expenses, owing to Agents;

                    (2) second, to all amounts owing to Administrative Agent on Swingline Loans or Protective Advances;

                    (3) third, to all amounts owing to Issuing Bank on LC Obligations;

                    (4)  fourth,  to  all  Obligations   constituting  fees  and
     interest (excluding amounts relating to Bank Products);

                    (5) fifth, to provide Cash Collateral for outstanding Letters of Credit; provided that such Cash Collateral shall be released promptly upon the cure or waiver of such Event of Default;

                    (6) sixth, to all other Obligations, other than Bank Product Debt; and

                    (7) last, to Bank Product Debt.

         Amounts shall be applied to each category of Obligations set forth above until Full Payment thereof and then to the next category. If amounts are insufficient to satisfy a category, they shall be applied on a pro rata basis among the Obligations in the category. Amounts distributed with respect to any Bank Product Debt shall be the lesser of the applicable Bank Product Amount last reported to Administrative Agent or the actual Bank Product Debt as calculated by the methodology reported to Administrative Agent for determining the amount due. Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any Bank Product Debt, but may rely upon written notice of the amount (setting forth a reasonably detailed calculation) from the Bank Product Secured Party. In the absence of such notice, Administrative Agent may assume the amount to be distributed is the Bank Product Amount last reported to it. The allocations set forth in this Section are solely to determine the rights and priorities of Administrative Agent and Lenders as among themselves, and may be changed by agreement among them without the consent of any Obligor. This Section is not for the benefit of or enforceable by any Borrower.

               (ii) Erroneous Application. Administrative Agent shall not be liable for any application of amounts made by it in good faith and, if any such application is subsequently determined to have been made in error, the sole recourse of any Lender or other Person to which such amount should have been made shall be to recover the amount from the Person that actually received it (and, if such amount was received by any Lender, such Lender hereby agrees to return it).

     2.16. General Provisions Regarding Payments.

          (a) All payments by Borrowers of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 p.m. (New York City time) on the date due at the Principal Office designated by Administrative Agent for the account of Lenders; for purposes of computing interest and fees, funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Borrowers on the next succeeding Business Day.

          (b) All payments in respect of the principal amount of any Revolving Loan shall be accompanied by payment of accrued interest on the principal amount being repaid or prepaid.

          (c) Administrative Agent (or its agent or sub-agent appointed by it) shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender's applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including, without limitation, all fees payable with respect thereto, to the extent received by Administrative Agent.

          (d) Notwithstanding the foregoing provisions hereof, if any Conversion/ Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

          (e) Whenever any payment to be made hereunder with respect to any Revolving Loan shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day.

          (f) Borrowers hereby authorize Administrative Agent to charge Borrowers' accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

          (g) Administrative Agent shall deem any payment by or on behalf of Borrowers hereunder that is not made in same day funds prior to 12:00 p.m. (New York City time) to be a non-conforming payment. Any such payment shall (except for the purpose of Section 8.1(a)) not be deemed to have been received by Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the applicable next Business Day. Administrative Agent shall give prompt telephonic notice to Borrower Agent and each applicable Lender (confirmed in writing) if any payment is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the rate determined pursuant to Section 2.9 from the date such amount was due and payable until the date such amount is paid in full.

          (h) If an Event of Default shall have occurred and be continuing and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1, Borrowers agree that Administrative Agent may, subject to the provisions of the Intercreditor Agreement, deliver a Blockage Notice to each Deposit Account Bank for each Approved Deposit Account and all funds on deposit in any Cash Collateral Account and all other all payments or proceeds received by Agents hereunder in respect of any of the Obligations, shall, subject to the provisions of the Intercreditor Agreement, be applied in accordance with the application arrangements described in Section 7.2 of the Pledge and Security Agreement.

     2.17. Ratable Sharing. Lenders hereby agree among themselves that, except as otherwise provided in the Collateral Documents with respect to amounts realized from the exercise of rights with respect to Liens on the Collateral, if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Revolving Loans made and applied in accordance with the terms hereof), through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of any Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Each Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by such Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

     2.18. Making or Maintaining Eurodollar Rate Loans.

          (a) Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Revolving Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Borrower Agent and each Lender of such determination, whereupon (i) no Revolving Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Borrower Agent and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by Borrower Agent with respect to the Revolving Loans in respect of which such determination was made shall be deemed to be rescinded by Borrowers.

          (b) Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Borrower Agent and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Borrower Agent and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter
(1) the obligation of the Affected Lender to make Revolving Loans as, or to convert Revolving Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Borrowers pursuant to a Funding Notice or a
Conversion/Continuation Notice, the Affected Lender shall make such Revolving Loan as (or continue such Revolving Loan as or convert such Revolving Loan to, as the case may be) a Base Rate Loan, (3) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "Affected Revolving Loans") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Revolving Loans or when required by law, and (4) the Affected Revolving Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Borrowers pursuant to a Funding Notice or a Conversion/Continuation Notice, Borrowers shall have the option, subject to the provisions of Section 2.18(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 2.18(b) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Revolving Loans as, or to convert Revolving Loans to, Eurodollar Rate Loans in accordance with the terms hereof.

          (c) Compensation for Breakage or Non-Commencement of Interest Periods. Borrowers shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by such Lender to Lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment of, or any conversion of, any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Revolving Loan; or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Borrower Agent.

          (d) Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.

          (e) Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this Section 2.18 and under
Section 2.19 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.18 and under
Section 2.19.

     2.19. Increased Costs; Capital Adequacy.

          (a) Compensation For Increased Costs and Taxes. Subject to the provisions of Section 2.20 (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof (in the case of each Lender listed on the signature pages hereof on the Closing Date) or after the effective date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender), or compliance by such Lender with any guideline, request or directive issued or made after the date hereof (in the case of each Lender listed on the signature pages hereof on the Closing Date) or after the effective date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law): (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of the other Credit Documents or any of its obligations hereunder or thereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder; (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Revolving Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrowers shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this Section 2.19(a), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

          (b) Capital Adequacy Adjustment. In the event that any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the Closing Date of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Revolving Loans or participations therein, participations in LC Obligations or other obligations hereunder with respect to the Revolving Loans to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Borrower Agent from such Lender of the statement referred to in the next sentence, Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Borrower Agent (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this
Section 2.19(b), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     2.20. Taxes; Withholding, etc.

          (a) Payments to Be Free and Clear. All sums payable by any Credit Party hereunder and under the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of any Credit Party or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

          (b) Withholding of Taxes. If any Credit Party or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by any Credit Party to Administrative Agent, Collateral Agent or any Lender under any of the Credit Documents: (i) Borrower Agent shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as any Borrower becomes aware of it; (ii) Borrowers shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Administrative Agent, Collateral Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent, Collateral Agent or such Lender; (iii) the sum payable by such Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent, Collateral Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iv) within thirty days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty days after the due date of payment of any Tax which it is required by clause (ii) above to pay, Borrower Agent shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided, no such additional amount shall be required to be paid to any Lender under clause (iii) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof on the Closing Date) or after the effective date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date hereof or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

          (c) Evidence of Exemption From U.S. Withholding Tax. Each Lender that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes (a "Non-US Lender") shall deliver to Administrative Agent for transmission to Borrower Agent, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof on the Closing Date) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Borrower Agent or Administrative Agent (each in the reasonable exercise of its discretion):

               (i) two original copies of Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY (or any successor forms), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Borrower Agent to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Credit Documents; or

               (ii) if such Lender is claiming the benefits of the exemption for portfolio interest under section 881(c) of the Internal Revenue Code, (x) a certificate in the form of Exhibit F to the effect that such Lender is not
     (A) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of any Borrower within the meaning of section
     871(h)(3)(B) of the Internal Revenue Code, or (C) a "controlled foreign corporation" related to any Borrower as described in section 881(c)(3)(C) of the Internal Revenue Code; (y) duly completed copies of Internal Revenue Service Form W-8BEN; and (z) and such other documentation required under the Internal Revenue Code and reasonably requested by Borrower Agent to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Credit Documents.

Each Lender required to promptly deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to this Section 2.20(c) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly deliver to Administrative Agent for transmission to Borrower Agent two new original copies of Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY, or the Certificate described in clause (ii) above and two original copies of Internal Revenue Service Form W-8BEN (or any successor form), as the case may be, properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Borrower Agent to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Credit Documents, or notify Administrative Agent and Borrower Agent of its inability to deliver any such forms, certificates or other evidence. Borrowers shall not be required to pay any additional amount to any Non-US Lender under Section 2.20(b)(iii) if such Lender shall have failed (1) to deliver the forms, certificates or other evidence referred to in this Section 2. 20(c), or (2) to notify Administrative Agent and Borrower Agent of its inability to deliver any such forms, certificates or other evidence, as the case may be; provided, if such Lender shall have satisfied the requirements of this Section 2.20(c) on the Closing Date or on the date of the Assignment Agreement pursuant to which it became a Lender, as applicable, nothing in this last sentence of
Section 2.20(c) shall relieve Borrowers of their obligation to pay any additional amounts pursuant this Section 2.20 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described herein

          (d) Treatment of Certain Refunds. If the Administrative Agent or any Lender in its sole discretion determines that it has received a refund of any Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Agreement, it shall pay to the Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers under this Agreement with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Administrative Agent, or such Lender, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent or any Lender to apply for any such refund of Taxes or to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person.

     2.21. Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Revolving Loans becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Section 2.18, 2.19 or 2.20, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (a) make or maintain its Credit Extensions, including any Affected Revolving Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.18, 2.19 or 2.20 would be materially reduced and if, as determined by such Lender in its sole discretion, the making or maintaining of such Revolving Loans through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Revolving Loans or the interests of such Lender; provided, such Lender


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

will not be obligated to utilize such other office pursuant to this Section 2.21 unless Borrowers agree to pay all incremental expenses incurred by such Lender as a result of utilizing such other office as described above. A certificate as to the amount of any such expenses payable by Borrowers pursuant to this Section
2.21 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Borrower Agent (with a copy to Administrative Agent) shall be conclusive absent manifest error.

     2.22. Removal or Replacement of a Lender. Anything contained herein to the contrary notwithstanding, in the event that: (a) (i) any Lender (an "Increased-Cost Lender") shall give notice to Borrower Agent that such Lender is an Affected Lender or that such Lender is entitled to receive payments under
Section 2.18 (other than Section 2.19 or 2.20, (ii) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (iii) such Lender shall fail to withdraw such notice within five Business Days after Borrower Agent's request for such withdrawal; or (b) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 10.5(b), the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a "Non-Consenting Lender") whose consent is required shall not have been obtained; then, with respect to each such Increased-Cost Lender or Non-Consenting Lender (each a "Terminated Lender"), Borrower Agent may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Revolving Loans in full to one or more Eligible Assignees (each a "Replacement Lender") in accordance with the provisions of Section 10.6 and Borrowers shall pay the fees, if any, payable thereunder in connection with any such assignment; provided, (1) on the date of such assignment, the Replacement Lender shall pay to Terminated Lender an amount equal to the sum of principal of, and all accrued interest on, all outstanding Revolving Loans of the Terminated Lender; (2) on the date of such assignment, Borrowers shall pay any amounts payable to such Terminated Lender pursuant to Section 2.18(c), 2.19 or 2.20; or otherwise as if it were a prepayment and (3) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender. Upon the prepayment of all amounts owing to any Terminated Lender and the termination of such Terminated Lender's Revolving Loan Commitments, such Terminated Lender shall no longer constitute a "Lender" for purposes hereof; provided, any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender.

Each Lender agrees that, if it becomes a Terminated Lender and its rights and claims are assigned hereunder to a Replacement Lender pursuant to this Section 2.22, it shall execute and deliver to Administrative Agent an Assignment Agreement to evidence such assignment, together with any Note (if such Revolving Loans are evidenced by a Note) evidencing the Revolving Loans subject to such Assignment Agreement; provided, however, that the failure of any Terminated Lender to execute an Assignment Agreement shall not render such assignment invalid.

     2.23. Effect of Termination. On the effective date of any termination of the Revolving Loan Commitments, all Obligations shall be immediately due and payable. All undertakings of Borrowers contained in the Credit Documents shall survive any termination, and Collateral Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Credit Documents until Full Payment of the Obligations. Notwithstanding Full Payment of the Obligations, Collateral Agent shall not be required to terminate its Liens in any Collateral unless, with respect to any damages Administrative Agent may incur as a result of the dishonor or return of Payment Items applied to Obligations, Administrative Agent receives (a) a written agreement, executed by Borrowers and any Person whose advances are used in whole or in part to satisfy the Obligations, indemnifying Agents and Lenders from any such damages;


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

or (b) such Cash Collateral as Administrative Agent, in its discretion, deems necessary to protect against any such damages. The provisions of Sections 2.11, 2.19, 2.20, 9, 10.3, 10.10 and this Section, and the obligation of each Obligor and Lender with respect to each indemnity given by it in any Credit Document, shall survive Full Payment of the Obligations and any release relating to this credit facility.

     2.24. Borrower Agent. Each Borrower hereby designates FNA ("Borrower Agent") as its representative and agent for all purposes under the Credit Documents, including requests for Revolving Loans and Letters of Credit, designation of interest rates, delivery or receipt of communications with Agents, Issuing Bank or any Lender, preparation and delivery of Borrowing Base Certificates and financial reports, receipt and payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Credit Documents (including in respect of compliance with covenants), and all other dealings with Agents, Issuing Bank or any Lender. Borrower Agent may only remit the proceeds of Revolving Loans to any Borrower so long as, after giving any effect to such remittance and any repayment obligation of such Borrower arising therefrom, if any, such Borrower shall be Solvent. Borrower Agent hereby accepts such appointment and agrees to the limitations on its ability to remit proceeds of Revolving Loans to the Borrowers as set forth in the immediately preceding sentence. Agents and Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication (including any Funding Notice) delivered by Borrower Agent on behalf of any Borrower. Agents and Lenders may give any notice or communication with any Borrower hereunder to Borrower Agent on behalf of such Borrower. Agents shall have the right, in their discretion, to deal exclusively with Borrower Agent for any or all purposes under the Credit Documents. Each Borrower agrees that any notice, election, communication, representation, agreement or undertaking made on its behalf by Borrower Agent shall be binding upon and enforceable against it.

SECTION 3. CONDITIONS PRECEDENT

     3.1. Closing Date. In addition to the conditions set forth in Section 3.2, the obligation of Administrative Agent, Issuing Bank and each Lender to make a Credit Extension on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions on or before the Closing Date:

          (a) Credit Documents. Administrative Agent shall have received sufficient copies of each Credit Document originally executed and delivered by each applicable Credit Party for each Lender and the Intercreditor Agreement executed and delivered by each other party thereto.

          (b) Organizational Documents; Incumbency. Administrative Agent shall have received (i) sufficient copies of each Organizational Document executed and delivered by each Domestic Credit Party and Fedders Canada, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, for each Lender, each dated the Closing Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Domestic Credit Party and Fedders Canada approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment;
(iv) a good standing certificate or equivalent from the applicable Governmental Authority of the respective jurisdiction of incorporation, organization or formation of each Domestic Credit Party and Fedders Canada, and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business (to the extent that the failure to maintain good standing in such jurisdiction could reasonably be expected to have a Material Adverse Effect), each dated a recent date prior to the Closing Date; and (v) such other documents as Administrative Agent may reasonably request.

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

          (c) Organizational and Capital Structure. The organizational structure and capital structure of Holdings and its Subsidiaries, shall be as set forth on
Schedule 4.1.

          (d) Term Loan Facility. Administrative Agent shall have received reasonably satisfactory evidence that, concurrently with the occurrence of the Closing Date hereunder, the "Closing Date" (under and as defined in the Term Loan Agreement) shall have occurred and Administrative Agent shall have received copies of the executed Term Loan Agreement and other Term Loan Documents which shall be in form and substance satisfactory to Administrative Agent.

          (e) Refinanced Indebtedness. On the Closing Date, Holdings and its Subsidiaries shall have (i) completed the Refinancing, (ii) terminated any commitments to lend or make other extensions of credit thereunder (including delivery to Administrative Agent of a duly executed pay-off letter in form and substance satisfactory to it), (iii) delivered to Administrative Agent all documents or instruments necessary to release all Liens securing Refinanced Indebtedness or other obligations of Holdings and its Subsidiaries thereunder being repaid on the Closing Date, (iv) made arrangements satisfactory to Administrative Agent with respect to the cancellation of any letters of credit outstanding thereunder or the issuance of Letters of Credit to support the obligations of Holdings and its Subsidiaries with respect thereto, and (v) paid the Senior Notes Interest Payment and thereby shall have cured any and all defaults under the Senior Notes Indenture and Administrative Agent shall be satisfied that such payment has been received by the Senior Note Trustee.

          (f) Transaction Costs. On or prior to the Closing Date, Borrowers shall have delivered to Administrative Agent Borrowers' reasonable best estimate of the Transactions Costs (other than fees payable to any Agent).

          (g) Governmental Authorizations and Consents. Each Credit Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Credit Documents and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to Administrative Agent. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Credit Documents or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

          (h) Real Estate Assets. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected Second Priority security interest in certain Real Estate Assets, Collateral Agent shall have received from Borrowers and each applicable Guarantor:

               (i) fully executed and notarized Mortgages, in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Real Estate Asset listed in Schedule 3.1(h) (each, a "Closing Date Mortgaged Property");

               (ii) an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in each state in which a Closing Date Mortgaged Property is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent;

               (iii) in the case of each Leasehold Property that is a Closing Date Mortgaged Property, (1) a Landlord Consent and Estoppel and (2) evidence that such Leasehold Property is a Recorded Leasehold Interest;

               (iv) (a) ALTA mortgagee title insurance policies or unconditional commitments therefor issued by one or more title companies reasonably satisfactory to Collateral Agent with respect to each Closing Date Mortgaged Property (each, a "Title Policy"), in amounts not less than the fair market value of each Closing Date Mortgaged Property, together with a title report issued by a title company with respect thereto, dated not more than thirty days prior to the Closing Date and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance reasonably satisfactory to Collateral Agent and
     (B) evidence satisfactory to Collateral Agent that such Credit Party has paid to the title company or to the appropriate governmental authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages for each Closing Date Mortgaged Property in the appropriate real estate records; and

               (v) flood certifications with respect to all Closing Date Mortgaged Properties and evidence of flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors, in form and substance reasonably satisfactory to Collateral Agent.

          (i) Personal Property Collateral. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid, perfected First Priority security interest in the Current Asset Collateral and a valid, perfected Second Priority security interest (subject to the Intercreditor Agreement) in the Fixed Collateral, Collateral Agent shall have received:

               (i) evidence satisfactory to Collateral Agent of the compliance by each Domestic Credit Party and Canadian Subsidiary of its obligations under the Pledge and Security Agreement and the other Collateral Documents (including, without limitation, their obligations to execute and deliver (and, in the case of the Canadian Subsidiaries, file) UCC financing statements, originals of securities, instruments and chattel paper) and executed and delivered [Deposit Account Control Agreements, Securities Account Control Agreements and] Intellectual Property Security Agreements as provided herein and therein;

               (ii) A completed Collateral Questionnaire dated the Closing Date and executed by an Authorized Officer of each Domestic Credit Party and Canadian Subsidiary, together with all attachments contemplated thereby;

               (iii) opinions of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) with respect to the creation and perfection of the security interests in favor of Collateral Agent in such Collateral and such other matters governed by the laws of each jurisdiction in which any Domestic Credit Party or Canadian Subsidiary or any personal property Collateral is located as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent;

               (iv) evidence that each Domestic Credit Party and Canadian Subsidiary shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument (including without limitation, (i) a Landlord Personal Property Collateral Access Agreement executed by the landlord of any Leasehold Property and by the applicable Domestic Credit Party or Canadian Subsidiary and (ii) any intercompany notes evidencing Indebtedness permitted to be incurred pursuant to Section 6.1(b)) and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Collateral Agent; and

               (v) (A) copies of recent UCC search reports as of a recent date listing all effective financing statements (or equivalent filings) that name any Domestic Credit Party or Canadian Subsidiary as debtor, together with copies of such financing statements, none of which shall cover the Collateral except for those that shall be terminated on the Closing Date and those in respect of Permitted Liens and (B) UCC termination statements (or similar documents) duly executed or authenticated by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such UCC search reports (other than any such financing statements in respect of Permitted Liens).

          (j) Environmental Reports. Administrative Agent shall have received reports and other information, in form, scope and substance satisfactory to Administrative Agent, regarding environmental matters relating to the Facilities.

          (k) Financial Statements; Projections. Administrative Agent shall have received from Holdings (i) the Historical Financial Statements, (ii) the Draft Financial Statements, (iii) customary pro forma consolidated and consolidating balance sheets of Holdings and its Subsidiaries as at the Closing Date, in each case meeting the requirements of Regulation S-X for Form S-1 registration statements and reflecting the transactions contemplated by the Credit Documents to occur on or prior to the Closing Date, and shall otherwise be in form and substance satisfactory to Administrative Agent, (iv) unaudited financial statements for any interim period or periods of Holdings and its Subsidiaries ended after the date of the most recent audited financial statements, up to and including the month of January 2007; (v) customary additional audited and unaudited financial statements for all recent, probable or pending acquisitions, if any, and (vi) the Projections. Such financial statements shall show pro forma Consolidated Adjusted EBITDA after giving effect to the transactions contemplated hereby (calculated in accordance with Regulation S-X) for the twelve-month period ended December 31, 2006, and for the latest twelve-month period for which financial statements are available, of not less than negative $16,000,000.

          (l) Evidence of Insurance. Collateral Agent shall have received a certificate from Borrowers' insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 5.5 is in full force and effect, together with endorsements naming Collateral Agent, for the benefit of Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 5.5.

          (m) Opinions of Counsel to Credit Parties. Lenders and their respective counsel shall have received originally executed copies of the favorable written opinions of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for Domestic Credit Parties, in the form of Exhibit D-1, (ii)
Landry & Ludewig, LLP, New Mexico counsel for certain Domestic Guarantor Subsidiaries, in the form of Exhibit D-2, (iii) Ballard, Spahr, Andrews & Ingersoll, LLP, Pennsylvania counsel for certain Domestic Guarantor Subsidiaries, in the form of Exhibit D-3 and (iv) Fasken Martineau DuMoulin LLP, Canada counsel for the Canadian Subsidiaries, in the form of Exhibit D-4, in each case, as to such matters as Administrative Agent may reasonably request, dated as of the Closing Date and otherwise in form and substance reasonably satisfactory to Administrative Agent (and each Credit Party hereby instructs each such counsel to deliver such opinions to Agents and Lenders).

          (n) Fees. Borrowers shall have paid to Agents the fees payable on the Closing Date referred to in Section 2.10.

          (o) Solvency Certificate. On the Closing, Date Administrative Agent shall have received a Solvency Certificate from Borrowers and in form, scope and substance satisfactory to Administrative Agent, and demonstrating that after the Refinancing and any rights of contribution, (i) Borrowers (on a consolidated basis) and (ii) the Credit Parties (taken as a whole), are, and will be Solvent.

          (p)  Closing  Date  Certificate.  Holdings  and  Borrowers  shall have
delivered  to   Administrative   Agent  an  originally   executed  Closing  Date
Certificate, together with all attachments thereto.

          (q) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of Administrative Agent, singly or in the aggregate, materially impairs the any of the transactions contemplated by the Credit Documents or that could have a Material Adverse Effect.

          (r) Completion of Proceedings. All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

          (s) Reserved.

          (t) Reserved.

          (u) Minimum Excess Availability. Administrative Agent shall be reasonably satisfied that Excess Availability, after giving effect to the Refinancing and the other transactions contemplated hereby, shall be not less than $30,000,000.

          (v) Patriot Act Information. Each of the Credit Parties shall have provided the documentation and other information to Lenders that is required by regulatory authorities under applicable "know your customer" and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act.

          (w) Borrowing Base Certificate. Administrative Agent shall have received a fully executed and delivered Borrowing Base Certificate prepared as of March 16, 2007.

          (x) Representations and Warranties. The representations and warranties contained herein and in the other Credit Documents shall be true and correct in all respects on and as of the Closing Date.

          (y) No Event of Default. No event shall have occurred and be continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default, other than an unmatured event of default pursuant to the Senior Notes Indenture with


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

respect to FNA's failure to make the Senior Notes Interest Payment, which shall in any case be cured immediately upon the borrowing and application of proceeds of the Term Loans on the Closing Date. No notice to accelerate or otherwise demand payment of the principal of the Senior Notes shall have been given by the holders of the Senior Notes under the Senior Notes Indenture (to the extent any such action is permitted by the terms thereof).

Notwithstanding anything to the contrary set forth herein, Lenders shall have no obligation to make, and Borrowers shall have no right to request, the initial Credit Extension hereunder (other than the Letter of Credit issued by Issuing Bank on the Closing Date) unless and until (1) Borrowers have delivered or caused to be delivered all agreements and documents set forth in that certain letter re: Post-Closing Items dated the Closing Date executed by Borrowers and Administrative Agent, and (2) Borrowers have provided Administrative Agent with an updated Borrowing Base Certificate and other collateral reporting information as may be reasonable requested by Administrative Agent, each in form and content satisfactory to Administrative Agent, and (3) the conditions precedent set forth in Section 3.2 are satisfied.

     3.2. Conditions Precedent to All Credit Extensions. The obligation of Administrative Agent, Issuing Bank and each Lender to make each Credit Extension is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions:

          (a) No event shall have occurred and be continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default;

          (b) The representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects on and as of, and upon giving effect to, such Credit Extension (except for representations and warranties that expressly relate to an earlier date);

          (c) No event shall have occurred or circumstance exist that has or could reasonably be expected to have a Material Adverse Effect; and

          (d) With respect to issuance of a Letter of Credit, the LC Conditions shall be satisfied.

Each request (or deemed request) by Borrowers for a Credit Extension shall constitute a representation by Borrowers that the foregoing conditions are satisfied on the date of such request and on the date of such Credit Extension. As an additional condition to any Credit Extension, Administrative Agent shall have received such other information, documents, instruments and agreements as it may reasonably request.

SECTION 4. REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Agreement and to make each Credit Extension to be made thereby, each Credit Party represents and warrants to each Lender, on the Closing Date, that the following statements are true and correct (it being understood and agreed that the representations and warranties made on the Closing Date are deemed to be made concurrently with the Refinancing and paying the Senior Notes Interest Payment on the Closing Date as contemplated hereby):

     4.1. Organization; Requisite Power and Authority; Qualification. Each of Holdings and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as identified in Schedule 4.1, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, (in the case of each Credit Party) to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect, in each case, to the extent applicable under the laws of such jurisdiction.

     4.2. Capital Stock and Ownership. The Capital Stock of each of Holdings and its Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. Except as set forth on Schedule 4.2, as of the date hereof, there is no existing option, warrant, call, right, commitment or other agreement to which any Subsidiary of Holdings is a party requiring, and there is no membership interest or other Capital Stock of any Subsidiary of Holdings outstanding which upon conversion or exchange would require, the issuance by any Subsidiary of Holdings of any additional membership interests or other Capital Stock of any Subsidiary of Holdings or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Capital Stock of Subsidiary of Holdings. Schedule
4.2 correctly sets forth the ownership interests in each Subsidiary of Holdings and in their respective Subsidiaries as of the Closing Date.

     4.3. Due Authorization. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary action on the part of each Domestic Credit Party that is a party thereto.

     4.4. No Conflict. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate (i) any material provision of any applicable law or any applicable governmental rule or regulation applicable to Holdings or any of its Subsidiaries, (ii) any of the Organizational Documents of Holdings or any of its Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of Holdings or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties or Liens created under the Term Loan Documents); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders.

     4.5. Governmental Consents. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, as of the Closing Date. No Credit Party's accounts or receivables are subject to any of the requirements or proceedings applicable to assignments of accounts under the Financial Administration Act (Canada) or any other similar law.

     4.6. Binding Obligation. Each Credit Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

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

     4.7. Historical Financial Statements. The Historical Financial Statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. As of the Closing Date, neither Holdings nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the Historical Financial Statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings and any of its Subsidiaries taken as a whole.

     4.8. Projections. On and as of the Closing Date, the projections of Holdings and its Subsidiaries for the period of Fiscal Year 2007 through and including Fiscal Year 2010 (the "Projections") are based on good faith estimates and assumptions made by the management of Holdings; provided, the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material; provided further, as of the Closing Date, management of Holdings believed that the Projections were reasonable and attainable

     4.9. No Material Adverse Change. Since December 31, 2005, no event, circumstance or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, other than (i) the impairment of goodwill and the write-off of deferred tax assets, each as disclosed in the Fiscal Year 2007 budget delivered to Agents and Lenders prior to the date hereof, and (ii) adverse changes to earnings which have been publicly disclosed prior to the date hereof.

     4.10. No Restricted Junior Payments. Since December 31, 2005, neither Holdings nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted pursuant to Section 6.5.

     4.11. Adverse Proceedings, etc. There are no Adverse Proceedings, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries (a) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, orders, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     4.12. Payment of Taxes. Except as otherwise permitted under Section 5.3, all tax returns and reports of Holdings and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Holdings and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Holdings knows of no proposed tax assessment against Holdings or any of its Subsidiaries which is not being actively contested by Holdings or such Subsidiary in good faith and by appropriate proceedings; provided, such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

     4.13. Properties.

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

          (a) Title. Each of Holdings and its Subsidiaries has (i) good, sufficient and legal title to (in the case of fee interests in real property),
(ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in their respective Historical Financial Statements referred to in Section 4.7 and in the most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under Section 6.9. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

          (b) Real Estate. As of the Closing Date, Schedule 4.13 contains a true, accurate and complete list of (i) all Real Estate Assets, and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Estate Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Holdings does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

     4.14. Environmental Matters. Neither Holdings nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries has received any letter or request for information under
Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9604) or any other comparable law. There are and, to each of Holdings' and its Subsidiaries' knowledge, have been, no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries nor, to any Credit Party's knowledge, any predecessor of Holdings or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and none of Holdings' or any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any other equivalent. Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. No event or condition has occurred or is occurring with respect to Holdings or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity which individually or in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect.

     4.15. No Defaults. Neither Holdings nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in the Senior Notes Indenture or any of its other Material Contracts, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.

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

     4.16. Material Contracts. All Material Contracts are in full force and effect and no defaults currently exist thereunder as of the Closing Date.

     4.17. Governmental Regulation. Neither Holdings nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940 or under any other federal, state or provincial statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. Neither Holdings nor any of its Subsidiaries is a "registered investment company" or a company "controlled" by a "registered investment company" or a "principal underwriter" of a "registered investment company" as such terms are defined in the Investment Company Act of 1940.

     4.18. Margin Stock. Neither Holdings nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Revolving Loans made to such Credit Party will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors.

     4.19. Employee Matters. Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries, or to the best knowledge of Holdings and Borrowers, threatened against any of them before the National Labor Relations Board or a labor board having jurisdiction in Canada and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Holdings or any of its Subsidiaries or to the best knowledge of Holdings and Borrowers, threatened against any of them,
(b) no strike or work stoppage in existence or threatened involving Holdings or any of its Subsidiaries, and (c) to the best knowledge of Holdings and Borrowers, no union representation question existing with respect to the employees of Holdings or any of its Subsidiaries and, to the best knowledge of Holdings and Borrowers, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect. All payments due from any Canadian Subsidiary for employee health and welfare insurance have been paid or accrued as a liability on the books of such Canadian Subsidiary and such Canadian Subsidiary has withheld and remitted all employee withholdings to be withheld or remitted by it and has made all employer contributions to be made by it, in each case, pursuant to applicable law on account of the Canada Pension Plan and Quebec Pension Plan maintained by the Government of Canada and the Province of Quebec, respectively, employment insurance and employee income taxes.

     4.20. Employee Benefit Plans.

          (a) ERISA. Holdings, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the
Internal Revenue Service indicating that such Employee Benefit Plan is so qualified and nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to lose its qualified status. No liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by Holdings, any of its Subsidiaries or any of their ERISA Affiliates. No ERISA Event has occurred or is reasonably expected to occur. Except to the extent required under
Section 4980B of the Internal Revenue Code or similar state laws or as set forth on Schedule 4.20, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates. The present value of the aggregate benefit liabilities under each Pension Plan sponsored, maintained or contributed to by Holdings, any of its Subsidiaries or any of their ERISA Affiliates (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan), did not exceed the aggregate current value of the assets of such Pension Plan. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Holdings, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA is zero. Holdings, each of its Subsidiaries and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.

          (b) Canadian Pension Plans. In respect of each Canadian Subsidiary, the Pension Plans are duly registered under all applicable laws which require registration (including the Income Tax Act (Canada) in respect of registered Pension Plans) and no event has occurred which is reasonably likely to cause the loss of such registered status. All material obligations of each Canadian Subsidiary (including fiduciary, contribution, funding, investment and administration obligations) required to be performed in connection with the Employee Benefit Plans, the Pension Plans and any funding agreements therefor under the terms thereof and applicable statutory and regulatory requirements, have been performed in a timely and proper fashion. There have been no improper withdrawals or applications of the assets of the Pension Plans or the Employee Benefit Plans of a material nature. There are no outstanding disputes of a material nature concerning the assets or liabilities of the Pension Plans or the Employee Benefit Plans. There is no Pension Plan in respect of which an event has occurred that could require immediate or accelerated funding in respect of material unfunded liabilities or other material deficit amounts.

     4.21. Certain Fees. No broker's or finder's fee or commission will be payable with respect to the transactions contemplated hereby, except as payable to (a) The Blackstone Group ("Blackstone") pursuant to that certain letter agreement dated as of January 17, 2007, between Blackstone and Holdings, and (b) Agents and Lenders.

     4.22. Solvency. (a) Borrowers (on a consolidated basis) and (b) the Credit Parties (taken as a whole), are and, upon the incurrence of any Obligation by any Credit Party on any date on which this representation and warranty is made, will be, Solvent.

     4.23. Compliance with Statutes, etc. Each of Holdings and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Environmental Laws with respect to any Real Estate Asset or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Estate Asset or the operations of Holdings or any of its Subsidiaries), except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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

     4.24. Disclosure. No representation or warranty of any Credit Party contained in any Credit Document or in any other documents, certificates or written statements furnished to any Agent or Lender by or on behalf of Holdings or any of its Subsidiaries for use in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact (known to Holdings or Borrowers, in the case of any document not furnished by either of them) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Holdings or Borrowers to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Holdings or Borrowers (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

     4.25. Patriot Act. To the extent applicable, each Credit Party is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the Untied States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001). (iii) Part II.1 of the Criminal Code (Canada), (iv) the United Nations Suppression of Terrorism Regulations (Canada) and (v) United Nations Al-Qaida and Taliban Regulations (Canada). No part of the proceeds of the Revolving Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION 5. AFFIRMATIVE COVENANTS

     Each Credit Party covenants and agrees that, until payment in full of all Obligations, each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5.

     5.1. Financial Statements and Other Reports. Holdings will deliver to Administrative Agent for distribution to Lenders within the time periods set forth below:

          (a) Borrowing Base Certificates. By the second Business Day of each week, or more frequently as may be reasonably required by Administrative Agent from time to time, Borrowers shall deliver to Administrative Agent a Borrowing Base Certificate prepared as of the close of business of the previous week. All calculations of Availability in any Borrowing Base Certificate shall originally be made by Borrowers and certified by an Authorized Officer, provided that Administrative Agent may from time to time review and adjust any such calculation (i) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in the Dominion Accounts or otherwise;
(ii) to adjust advance rates to reflect changes in dilution, quality, mix and other factors affecting Collateral; and (iii) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve.

          (b) Monthly Reports. As soon as available, and in any event not later than March 16, 2007 with respect to January 2007, March 30, 2007 with respect to February 2007 and within 30 days after the end of each Reporting Month ending after the Closing Date, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Reporting Month and the related consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for such Reporting Month and for the period from the beginning of the then current Fiscal Year to the end of such Reporting Month, setting forth in each case in comparative form the corresponding figures for the corresponding Reporting Months of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto;

          (c) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year other than the last Fiscal Quarter of such Fiscal Year, commencing with the Fiscal Quarter in which the Closing Date occurs, the consolidated and consolidating balance sheets of Holdings and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated (and with respect to statements of income, consolidating) statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto;

          (d) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each Fiscal Year, commencing with Fiscal Year 2006, (i) the consolidated and consolidating balance sheets of Holdings and its Subsidiaries as at the end of such Fiscal Year and the related consolidated (and with respect to statements of income, consolidating) statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for such Fiscal Year (which, in the case of Fiscal Year 2006, shall be substantially similar in all material respects to the Draft Financial Statements provided to Administrative Agent on the Closing Date), setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon of UHY, LLP or other independent certified public accountants of recognized national standing selected by Holdings, and reasonably satisfactory to Administrative Agent (which report shall be unqualified as to scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) together with a written statement by such independent certified public accountants stating (1) that their audit examination has included a review of the terms of the Credit Documents, (2) whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and (3) that nothing has come to their attention that causes them to believe that the information contained in any Compliance
Certificate is not correct or that the matters set forth in such Compliance Certificate are not stated in accordance with the terms hereof;

          (e) Compliance Certificate, Cash Flow Forecast. Together with each delivery of financial statements of Holdings and its Subsidiaries pursuant to Sections 5.1(b), 5.1(c) and 5.1(d), a duly executed and completed Compliance Certificate and a 13-week rolling cash flow forecast;

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

          (f) Statements of Reconciliation after Change in Accounting Principles. If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Holdings and its Subsidiaries delivered pursuant to Section 5.1(b), 5.1(c) or 5.1(d) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance reasonably satisfactory to Administrative Agent;

          (g) Notice of Default. Promptly upon any officer of Holdings or any Borrower obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to Holdings or any Borrower with respect thereto; (ii) that any Person has given any notice to Holdings or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 8.1(b); or (iii) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of its Authorized Officer specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action such Borrower has taken, is taking and proposes to take with respect thereto;

          (h) Notice of Litigation. Promptly upon any officer of Holdings or any Borrower obtaining knowledge of (i) the institution of, or non-frivolous threat of, any Adverse Proceeding not previously disclosed in writing by Borrowers to Lenders, or (ii) any material development in any Adverse Proceeding that, in the case of either clause (i) or (ii), if adversely determined could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, written notice thereof together with such other information as may be reasonably available to Holdings or such Borrower to enable Lenders and their counsel to evaluate such matters;

          (i) ERISA and Canadian Pension Plans. (i) Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; (ii) with reasonable promptness, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (2) all notices received by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request and (iii) in respect of any Canadian Subsidiary, (1) copies of each annual and other return, report or valuation with respect to each registered Pension Plan as filed with any applicable Governmental Authority; (2) promptly after receipt thereof, a copy of any direction, order, notice, ruling or opinion that any Canadian Subsidiary may receive from any applicable Governmental
Authority with respect to any registered Pension Plan; and (3) notification within 30 days of any increases having a cost to any Canadian Subsidiary in excess of $100,000 per annum in the aggregate, in the benefits of any existing Pension Plan or Employee Benefit Plan, or the establishment of any new Pension Plan or Employee Benefit Plan, or the commencement of contributions to any such plan to which no Canadian Subsidiary was previously contributing;

          (j) Financial Plan. As soon as practicable and in any event no later than thirty days prior to the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and each Fiscal Year (or portion thereof) through the final maturity date of the Revolving Loans (a "Financial Plan"), including (i) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each such Fiscal Year, together with pro forma Compliance Certificates for each such Fiscal Year and an explanation of the assumptions on which such forecasts are based and (ii) forecasted consolidated statements of income and cash flows and a balance sheet of Holdings and its Subsidiaries for each month of each such Fiscal Year;

          (k) Insurance Report.

                           (i) As soon as practicable and in any event by the last day of each Fiscal Year, a certificate from Borrowers' insurance broker(s) in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such certificate by Holdings and its Subsidiaries and all material insurance coverage planned to be maintained by Holdings and its Subsidiaries in the immediately succeeding Fiscal Year;

                           (ii) Promptly, and in any event within ten Business Days thereof, written notice (in reasonable detail) in the event that any of Holdings or any of its Subsidiaries has been refused insurance for any material coverage for which it had applied or has had any policy of insurance terminated (other than at its request);

          (l)  Notice  of  Change  in  Board  of  Directors.   With   reasonable
promptness, written notice of any change in the board of directors (or similar governing body) of Holdings or FNA;

          (m) Notice Regarding Material Contracts. Promptly, and in any event within ten Business Days (i) after any Material Contract (which satisfies the criteria in clause (b) of the definition thereof) of Holdings or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Holdings or such Subsidiary, as the case may be, or (ii) any new Material Contract (which satisfies the criteria in clause (b) of the definition thereof) is entered into, a written statement describing such event, and upon request by Administrative Agent, copies of such material amendments or new contracts, delivered to Administrative Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no such prohibition on delivery shall be effective if it were bargained for by Holdings or its applicable Subsidiary with the intent of avoiding compliance with this Section 5.1(m)), and an explanation of any actions being taken with respect thereto;

          (n) Information Regarding Collateral.

               (i) Borrower Agent will furnish to Collateral Agent prompt written notice of any change (i) in any Credit Party's name, (ii) in any Credit Party's identity or structure, (iii) in any Credit Party's jurisdiction of organization, (iv) in any Canadian Subsidiary's place of business or chief executive office or (v) in any Credit Party's Federal Taxpayer Identification Number or state organizational identification number. Borrowers agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral as contemplated in the Collateral Documents. Borrowers also agree promptly to notify Collateral Agent if any material portion of the Collateral is damaged or destroyed. The Borrowers also agree to promptly notify Collateral Agent if any portion of any Real Estate Asset of any Credit Party or any of its Subsidiaries is located in a special flood hazard area as designated by any federal Governmental Authority.

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

               (ii) Borrower Agent will (1) submit to Administrative Agent, on or before the Wednesday of each week for the immediately prior week, a gross accounts receivable report, in form satisfactory to Administrative Agent and (2) provide to Administrative Agent, on or before the 15th day of each month or more frequently as may be requested by Administrative Agent from time to time, (x) a detailed aged trial balance of all Eligible Accounts as of the end of the preceding month, specifying each Eligible Accounts Account Debtor name memorandum, amount, invoice date and due date, showing any credit and, as may be reasonably request by Administrative Agent from time to time, such proof of delivery, copies of invoices and invoice registers, copies of related documents, repayment histories, status reports and other information relating to the foregoing,
     (y) a roll-forward report of Eligible Accounts, in form satisfactory to Administrative Agent; and (z) an accounts payable aging, in form satisfactory to Administrative Agent.

               (iii) Borrower Agent will (1) submit to Administrative Agent on or before the 15th day of each month, or more frequently as Administrative Agent may request, a perpetual inventory report and a slow-moving inventory report, each in form satisfactory to Administrative Agent and (2) provide to Administrative Agent a report based on each physical inventory count promptly upon completion thereof, together with such supporting information as Administrative Agent may request.

               (iv) Borrower Agent will submit to Administrative Agent, on or before the 15th day of each calendar quarter, or more frequently as may be requested by Administrative Agent, a list detailing the name and address of each customer of the Borrowers.

          (o) Annual Collateral Verification. Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 5.1(d), Borrowers shall deliver to Collateral Agent a certificate of their respective Authorized Officers (i) either confirming that there has been no change in such information since the date of the Collateral Questionnaire delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section and/or identifying such changes and (ii) certifying that all UCC financing statements (including fixtures filings, as applicable) or other appropriate filings, recordings or registrations, have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Collateral Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period);

          (p) Other Information. (i) Promptly upon their becoming available, copies of (A) all financial statements, reports, notices and proxy statements sent or made available generally by Holdings to its security holders acting in such capacity or by any Subsidiary of Holdings to its security holders other than Holdings or another Subsidiary of Holdings, (B) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Holdings or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, (C) all press releases and other statements made available generally by Holdings or any of its Subsidiaries to the public concerning material developments in the business of Holdings or any of its Subsidiaries, and (D) to the extent not otherwise delivered to Administrative Agent or Lenders pursuant to this Agreement or the other Credit Documents, copies of all financial statements, reports and notices delivered to the Term Loan Facility Agent, the Term Loan Facility Agent or any other Term Loan Facility Secured Party pursuant to the Term Loan Documents, or to the holders of the Senior Notes or the Senior Notes Trustee pursuant to the Senior Notes Indenture and (ii) such other information and data with respect to Holdings or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent or any Lender;

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

          (q) Certification of Public Information. Concurrently with the delivery of any document or notice required to be delivered pursuant to this
Section 5.1, Holdings shall indicate in writing whether such document or notice contains Nonpublic Information. Holdings and each Lender acknowledge that certain of Lenders may be "public-side" Lenders (Lenders that do not wish to receive material non-public information with respect to Holdings, its Subsidiaries or their securities) and, if documents or notices required to be delivered pursuant to this Section 5.1 or otherwise are being distributed through IntraLinks/IntraAgency or another relevant website (the "Platform"), any document or notice that Holdings has indicated contains Nonpublic Information shall not be posted on that portion of the Platform designated for such public-side Lenders. If Holdings has not indicated whether a document or notice delivered pursuant to this Section 5.1 contains Nonpublic Information, Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material nonpublic information with respect to Holdings, its Subsidiaries and their securities;

          (r) Fixed Asset Collateral Appraisal. Within 60 days following the Closing Date, an appraisal with respect to the domestic real property of the Domestic Credit Parties, in form and substance, and prepared by an appraiser, acceptable to Administrative Agent; and

          (s) Environmental Reports. The Credit Parties shall, upon the reasonable request of Administrative Agent, promptly obtain (and authorize Administrative Agent to obtain) environmental reports (including Phase I reports and Phase II reports) with respect to any Real Estate Asset currently owned, operated or occupied by the Credit Parties or their Subsidiaries; provided, that, so long as no Event of Default has occurred and is continuing, Administrative Agent shall not require more than one environmental report per location of Real Estate per year. Such environmental reports shall be prepared by third parties approved by Administrative Agent at the expense of Borrowers.

     5.2. Existence. Except as otherwise permitted under Section 6.9, each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises, licenses and permits material to its business; provided, no Credit Party (other than each Borrower with respect to existence) or any of its Subsidiaries shall be required to preserve any such existence, right or franchise, licenses and permits if such Person's board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to Lenders.

     5.3. Payment of Taxes and Claims. Each Credit Party will, and will cause each of its Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such Tax or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (a) adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor, and (b) in the case of a Tax or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or claim. No Credit Party will, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Holdings or any of its Subsidiaries).

     5.4. Maintenance of Properties. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary


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

wear and tear excepted, all material properties used or useful in the business of Holdings and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

     5.5. Insurance. Holdings will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Holdings and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Such policies of insurance shall be reasonably satisfactory to Collateral Agent as to form, amount and insurer. Without limiting the generality of the foregoing, Holdings will maintain or cause to be maintained (a) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (b) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses. Each such policy of insurance shall
(i) name Collateral Agent, on behalf of Secured Parties as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Collateral Agent, that names Collateral Agent, on behalf of Lenders as the loss payee thereunder and provides for at least thirty days' prior written notice to Collateral Agent of any modification or cancellation of such policy. Borrowers and the Guarantors shall furnish certificates, policies or endorsements to Collateral Agent as Collateral Agent shall reasonably require as proof of such insurance, and, if any Borrower or Guarantor fails to do so, Collateral Agent is authorized, but not required, to obtain such insurance at the expense of Borrowers.

     5.6. Books and Records; Inspections. Each Credit Party will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to its business and activities; no Credit Party shall maintain or keep such books, records or accounts within the Province of Quebec unless a duplicate set thereof is maintained and kept outside of the Province of Quebec. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

     5.7. Lenders Meetings. Holdings and Borrowers will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Quarter or as otherwise requested by Administrative Agent to be held at Borrower Agent's corporate offices (or at such other location as may be agreed to by Borrowers and Administrative Agent) at such time as may be agreed to by Borrowers and Administrative Agent.

     5.8. Compliance with Laws. Each Credit Party will comply, and shall cause each of its Subsidiaries and all other Persons, if any, on or occupying any Facilities to comply, with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws, ERISA and tax laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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

     5.9. Environmental.

          (a) Environmental Disclosure. Holdings will deliver to Administrative Agent and Lenders:

               (i) as soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Holdings or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility or with respect to any Environmental Claims;

               (ii) promptly upon the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (2) any remedial action taken by Holdings or any other Person in response to (A) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (B) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and (3) Holdings or any Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws;

               (iii) as soon as practicable following the sending or receipt thereof by Holdings or any of its Subsidiaries, a copy of any and all written communications with respect to (1) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (2) any Release required to be reported to any federal, state or local governmental or regulatory agency, and (3) any request for information from any governmental agency that suggests such agency is investigating whether Holdings or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity;

               (iv) prompt written notice describing in reasonable detail (1) any proposed acquisition of stock, assets, or property by Holdings or any of its Subsidiaries that could reasonably be expected to (A) expose Holdings or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) affect the ability of Holdings or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (2) any proposed action to be taken by Holdings or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Holdings or any of its Subsidiaries to any additional material obligations or requirements under any Environmental Laws; and

               (v) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this
     Section 5.9(a).

          (b) Hazardous Materials Activities, Etc. Each Credit Party shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental Claim against such Credit Party or any of its Subsidiaries and discharge


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

any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  Each Canadian Subsidiary hereby acknowledges and agrees that no Agent, Lender or other Secured Party or any of their respective officers, directors, employees, attorneys, agents and representatives (i) is now, or has ever been, in control of any Facility or any Canadian Subsidiary's affairs, and
(ii) has the capacity or the authority through the provisions of the Credit Documents or otherwise to direct or influence any (A) Canadian Subsidiary's conduct with respect to the ownership, operation or management of any Facility,
(B) undertaking, work or task performed by any employee, agent or contractor of any Canadian Subsidiary or the manner in which such undertaking, work or task may be carried out or performed, or (C) compliance with Environmental Laws.

     5.10. Subsidiaries.

          (a) Domestic Subsidiaries and Canadian Subsidiaries. In the event that any Person becomes a Domestic Subsidiary or a Canadian Subsidiary of Holdings, Holdings shall (i) promptly, and in any event within ten Business Days, cause such Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent and Collateral Agent a Counterpart Agreement and (ii) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), 3.1(h), 3.1(i), 3.1(j) and 3.1(m).

          (b) Foreign Subsidiaries. (i) In the event that any Person becomes a Foreign Subsidiary of Holdings (other than an Excluded Foreign Entity), if the ownership interests of such Foreign Subsidiary are owned directly by any Credit Party, Holdings shall, or shall cause such Foreign Subsidiary to within 30 days thereof (or such longer time as Administrative Agent shall allow), deliver or cause to be delivered, all such documents, instruments, agreements, legal opinions and certificates similar to those described in Sections 3.1(b) and 5.16(a) and take all of the other actions described therein, and (ii) in the event such Foreign Subsidiary becomes a Foreign Guarantor Subsidiary, Holdings shall, or shall cause such Foreign Guarantor Subsidiary to within 30 days thereof (or such longer time as Administrative Agent shall allow), deliver or cause to be delivered, all such documents, instruments, agreements, legal opinions and certificates similar to those described in Section 5.16(b) and take all of the other actions described therein.

          (c) Notice of Subsidiaries. With respect to each newly created or acquired Subsidiary, Borrower Agent shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of a Borrower, and (ii) all of the data required to be set forth in Schedules 4.1 and 4.2 with respect to all Subsidiaries of Borrowers; provided, such written notice shall be deemed to supplement Schedule
4.1 and 4.2 for all purposes hereof.

     5.11. Additional Real Estate Assets. In the event that any Credit Party acquires a Real Estate Asset (other than any Leasehold Property which is not used for manufacturing and is otherwise determined by Administrative Agent to be non-material to the business of Holdings and its Subsidiaries) after the Closing Date, then such Credit Party shall promptly take all such actions and execute and deliver, or cause to be executed and delivered, all such mortgages, documents, instruments, agreements, opinions and certificates similar to those described in Sections 3.1(h), 3.1(i) and 3.1(j) and 5.16 (as applicable) with respect to each such Real Estate Asset that Collateral Agent shall reasonably request to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected Second Priority security interest in such Real Estate Assets subject to the Intercreditor Agreement. In addition to the foregoing, Borrowers shall, at the request of


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

Collateral Agent, deliver, from time to time, to Collateral Agent such appraisals as are required by law or regulation of Real Estate Assets with respect to which Collateral Agent has been granted a Lien.

     5.12. Further Assurances. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Credit Documents. In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are guarantied by the Guarantors and are secured by substantially all of the assets of Holdings, and its Subsidiaries and all of the outstanding Capital Stock of Holdings and its Subsidiaries (subject to limitations contained in the Credit Documents with respect to Foreign Subsidiaries).

     5.13. Cash Management Services. Borrowers shall establish and maintain Cash
Management  Services  with  financial  institutions   reasonably  acceptable  to
Administrative Agent.

     5.14. Lien Waivers.

          (a) Each Credit Party shall use commercially reasonable efforts to deliver Lien Waivers with respect to each premises of a third party at which any Collateral is located as of the Closing Date.

          (b) With respect to any premises of a third party at which any Collateral is located that was not used or leased by any Credit Party on the Closing Date, each Credit Party shall use commercially reasonable efforts to deliver, within 30 days after the acquisition of such Leasehold Property or other third party location (or such later date as shall be acceptable to Agents in their sole discretion), Lien Waivers with respect to each such premises.
5.15. Control Accounts; Approved Deposit Accounts.

          (a) Each Credit Party shall (i) deposit in an Approved Deposit Account all cash it receives, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than an Approved Deposit Account; provided, however, that this clause (a) shall not apply to (x) payroll, withholding tax and other fiduciary accounts and
(y) other accounts as long as the aggregate balance for all such Credit Parties in all such other accounts does not exceed $25,000 at any time.

          (b) Each Credit Party shall, (i) instruct each Account Debtor or other Person obligated to make a payment to any of them under any Account or General Intangible to make payment, or to continue to make payment, to an Approved Deposit Account and (ii) deposit in an Approved Deposit Account immediately upon receipt all proceeds of such Accounts and General Intangibles received by Holdings, Borrowers or any of their Subsidiaries from any other Person.

          (c) In the event (i) any Credit Party or any Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of an Approved Deposit Account for any reason, (ii) any Agent shall demand such termination as a result of the failure of a Deposit Account Bank to comply with the terms of the applicable Deposit Account Control Agreement or
(iii) any Agent determines in its discretion, exercised in a commercially reasonable manner, that the financial condition of a Deposit Account Bank has materially deteriorated, each Credit Party shall notify all of its respective obligors that were making payments to such terminated Approved Deposit Account to make all future payments to another Approved Deposit Account.

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

          (d) In the event (i) any Credit Party or any Approved Securities Intermediary shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account for any reason, (ii) any Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary to comply with the terms of the applicable Securities Account Control Agreement or (iii) any Agent determines in its discretion, exercised in a commercially reasonable manner, that the financial condition of an Approved Securities Intermediary has materially deteriorated, each Credit Party shall notify all of its obligors that were making payments to such terminated Control Account to make all future payments to another Control Account.

          (e) (i) Each Agent may establish one or more Cash Collateral Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine; provided, however, that no Cash Collateral Account shall be established with respect to the assets of any Foreign Subsidiary. Each Credit Party agrees that each such Cash Collateral Account shall meet the requirements set forth in the definition of "Cash Collateral Account".

               (ii) Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested (but the Agents shall be under no obligation to make any such investment) in Cash Equivalents at the direction of Administrative Agent and, except during the continuance of an Event of Default, the Agents agree with the Credit Parties to issue Entitlement Orders for such investments in Cash Equivalents as requested by Borrowers; provided, however, that the Agents shall not have any -------- ------- responsibility for, or bear any risk of loss of, any such investment or income thereon. None of Holdings, Borrowers or any other Credit Party or Person claiming on behalf of or through Holdings, Borrowers or any other Credit Party shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the payment in full of all then outstanding and payable monetary Obligations. The Agents shall apply all funds on deposit in a Cash Collateral Account as provided in Section 2.16(h).

     5.16. Post-Closing Obligations with respect to Foreign Collateral. If, after the date hereof, (a) Holdings shall have caused Term Loan Facility Agent to have a perfected security interest in Capital Stock of direct or indirect Foreign Subsidiaries or Joint Ventures of Holdings, Holdings shall, (i) to the extent practicable under applicable law, cause Collateral Agent to have a perfected Second Priority security interest in such Capital Stock pursuant to appropriate security agreements in the applicable jurisdiction for each such Foreign Subsidiary, in form and substance reasonably satisfactory to Administrative Agent and Collateral Agent and (ii) deliver related written opinions (in form and substance reasonably satisfactory to Administrative Agent) of counsel (acceptable to Administrative Agent) to such Foreign Subsidiaries in connection therewith as to such matters as Administrative Agent or Collateral Agent may reasonably request; and (b) a Foreign Subsidiary Guarantor shall have granted a security interest in any assets to Term Loan Facility Agent, such Foreign Subsidiary Guarantor shall, (i) to the extent practicable under applicable law, grant a security interest in such assets to



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the Collateral Agent and (ii) deliver related written opinions (in form and substance reasonably satisfactory to Administrative Agent) of counsel (acceptable to Administrative Agent) to such Foreign Subsidiaries in connection therewith as to such matters as Administrative Agent or Collateral Agent may reasonably request. Notwithstanding the foregoing, Administrative Agent and Collateral Agent may agree in their discretion to waive certain requirements of this Section 5.16 if, in their opinion, the expense or effort involved in such requirements will outweigh the benefits.

SECTION 6. NEGATIVE COVENANTS

     Each Credit Party covenants and agrees that, until payment in full of all Obligations, such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

     6.1. Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, or permit to exist, any Indebtedness, or guarantee, assume, endorse, or otherwise become responsible for directly or indirectly, such Indebtedness of any other Person except:

          (a) the Obligations;

          (b) Indebtedness of (x) among the Core Credit Parties, provided that no such Indebtedness may be advanced to Holdings to the extent that the amount of such Indebtedness could not be made as a Restricted Junior Payment permitted by Section 6.5 or (y) any Subsidiary of Holdings owed to Holdings or any of its other Subsidiaries to the extent permitted as an Investment pursuant to Section 6.7(f); provided, (i) all such Indebtedness shall be unsecured and (as applicable) subordinated in right of payment to the payment in full of the Obligations on terms and conditions satisfactory to Administrative Agent, (ii) any payment by any such Core Credit Party which is a Guarantor Subsidiary under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Subsidiary to such Borrower or to any of its Subsidiaries for whose benefit such payment is made, (iii) any Borrower and any Subsidiary shall not be permitted to make any payments to Holdings in respect of any such Indebtedness owing to Holdings (or any Subsidiary of Holdings which is not a Subsidiary of any Borrower) unless such payments would be expressly permitted to be made, if made by way of a dividend or other Restricted Junior Payment, pursuant to Section 6.5 and (iv) such Indebtedness, if owed to a Core Credit Party, shall be evidenced by a promissory note in form and substance satisfactory to Administrative Agent and which shall have been delivered to, and be subject to a First Priority perfected Lien of, Collateral Agent;

          (c) Indebtedness incurred by Holdings or any of its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of any Borrower or any such Subsidiary pursuant to such agreements, in connection with Permitted Acquisitions or permitted dispositions of any business, assets or Subsidiary of Holdings or any of its Subsidiaries;

          (d) Indebtedness which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business;

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

          (e) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts;

          (f) guaranties in the ordinary  course of business of the  obligations
of  suppliers,  customers,   franchisees  and  licensees  of  Holdings  and  its
Subsidiaries;

          (g) guaranties by any Borrower of Indebtedness of a Guarantor Subsidiary or guaranties by a Subsidiary of any Borrower of Indebtedness of any Borrower or Guarantor Subsidiary with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.1; provided, that if the Indebtedness that is being guarantied is unsecured and/or subordinated to the Obligations, the guaranty shall also be unsecured and/or subordinated to the Obligations;

          (h) Indebtedness described in Schedule 6.1, but not any extensions, renewals or replacements of such Indebtedness except (i) renewals and extensions expressly provided for in the agreements evidencing any such Indebtedness as the same are in effect on the date of this Agreement and (ii) refinancings and extensions of any such Indebtedness if the terms and conditions thereof are not less favorable to the obligor thereon or to Lenders than the Indebtedness being refinanced or extended, and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended; provided, such Indebtedness permitted under the immediately preceding clause (i) or (ii) above shall not (A) include Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (B) exceed in a principal amount the Indebtedness being renewed, extended or refinanced or (C) be incurred, created or assumed if any Default or Event of Default has occurred and is continuing or would result therefrom;

          (i) purchase money Indebtedness (including Capital Leases) in an aggregate amount not to exceed at any time (together with those outstanding on the Closing Date) $2,000,000; provided, any such Indebtedness (i) shall be secured only by the asset acquired in connection with the incurrence of such Indebtedness, and (ii) shall constitute not less than 90% of the aggregate consideration paid with respect to such asset;

          (j) unsecured Indebtedness of any Credit Party arising after the date hereof to any third person (but not to any other Credit Party), provided, that, each of the following conditions is satisfied as determined by Administrative
Agent: (i) such Indebtedness shall be on terms and conditions acceptable to Administrative Agent and shall be subject and subordinate in right of payment to the right of Administrative Agent and Lenders to receive the prior indefeasible payment and satisfaction in full payment of all of the Obligations pursuant to the terms of an intercreditor agreement between Administrative Agent and such third party, in form and substance satisfactory to Administrative Agent, (ii) Administrative Agent shall have received not less than ten (10) days prior written notice of the intention of such Credit Party to incur such Indebtedness, which notice shall set forth in reasonable detail satisfactory to Administrative Agent the amount of such Indebtedness, the person or persons to whom such Indebtedness will be owed, the interest rate, the schedule of repayments and maturity date with respect thereto and such other information as Administrative Agent may request with respect thereto, (iii) Administrative Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, (iv) except as Administrative Agent may otherwise agree in writing, all of the proceeds of the loans or other accommodations giving rise to such Indebtedness shall be paid to Administrative Agent for application to the Obligations in such order and manner as Administrative Agent may determine or at Administrative Agent's option, to be held as cash collateral for the Obligations, (v) in no event shall the aggregate principal amount of such


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

Indebtedness incurred during the term of this Agreement which consists of unsecured guarantees by Holdings of obligations owing by its Subsidiaries to inventory vendors of such Subsidiaries ("Holdings Guarantees") exceed $10,000,000 and in no event shall the aggregate principal amount of any such Indebtedness, other than Holdings Guarantees, incurred during the term of this Agreement exceed $1,000,000, (vi) as of the date of incurring such Indebtedness and after giving effect thereto, no Default or Event of Default shall exist or have occurred, and (vii) such Credit Party shall furnish to Administrative Agent all notices or demands in connection with such Indebtedness either received by such Credit Party or on its behalf promptly after the receipt thereof, or sent by such Credit Party or on its behalf concurrently with the sending thereof, as the case may be;

          (k) Indebtedness under the Term Loan Agreement (subject to the Intercreditor Agreement) and any renewals, refinancings and extensions of any such Indebtedness which are permitted pursuant to the Intercreditor Agreement; provided, such Indebtedness shall not (A) include Indebtedness of an obligor that was not an obligor or required to become an obligor with respect to the Indebtedness being extended, renewed or refinanced or (B) exceed in principal amount the Indebtedness being renewed, extended or refinanced, except by an amount equal to a premium on interest accrued on or other amount paid and fees and expenses reasonably incurred in connection with such renewal, extension or refinancing and by an amount equal to any commitments unutilized thereunder;

          (l) Indebtedness under the Senior Notes and other Senior Documents, in an aggregate principal amount not to exceed $155,000,000 at any time following the Closing Date, and any (i) renewals and extensions expressly provided for in the Senior Notes or other Senior Notes Documents evidencing any such Indebtedness as the same are in effect on the date of this Agreement and (ii) refinancings and extensions of any such Indebtedness if the terms and conditions thereof are not less favorable to the obligor thereon or to Lenders than the Indebtedness being refinanced or extended, and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended; provided, such Indebtedness permitted under the immediately preceding clause (i) or (ii) above shall not (A) include Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (B) exceed in a principal amount the Indebtedness being renewed, extended or refinanced or (C) be incurred, created or assumed if any Default or Event of Default has occurred and is continuing or would result therefrom; and

          (m) Indebtedness, in an aggregate amount not to exceed $17,500,000 at any time outstanding of any Foreign Subsidiary from any Person other than Holdings and its Subsidiaries.

     6.2. Liens. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind
(including   any  document  or  instrument  in  respect  of  goods  or  accounts receivable) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any State or under any similar recording or notice statute, except:

          (a) Liens in favor of Collateral Agent for the benefit of Secured Parties granted pursuant to any Credit Document;

          (b) Liens for Taxes if obligations with respect to such Taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted;

          (c) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401 (a)(29) or 412(n) of the Internal Revenue Code or by ERISA), in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

          (d) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

          (e) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Holdings or any of its Subsidiaries; (f) any interest or title of a lessor or sublessor under any lease of real estate not prohibited hereunder;

          (g) Liens solely on any cash earnest money deposits made by Holdings or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

          (h) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business;

          (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (j) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

          (k) Licenses of patents, trademarks and other intellectual property rights granted by Holdings or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of any Borrower or Subsidiary;

          (l) Liens described in Schedule 6.2 or, solely with respect to fee-owned Real Estate Assets on a title report, in form and substance reasonably satisfactory to Collateral Agent, delivered in connection with any Real Estate Asset subject to a Mortgage;

          (m) Liens securing Indebtedness permitted pursuant to Section 6.1(i); provided, any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness;

          (n) Liens securing Indebtedness permitted pursuant to Section 6.1(k); provided, any such Lien is subject to the Intercreditor Agreement;

          (o) Liens securing  Indebtedness of Foreign Subsidiaries  permitted by
Section 6.1(m); provided, any such Lien shall encumber only the assets of such Foreign Subsidiary which assets are not Collateral unless such Lien shall have been subordinated to the Liens of Collateral Agent on such Collateral on terms and conditions satisfactory to Collateral Agent;

          (p) Liens on the Capital Stock of Fedders International, Inc., a Delaware corporation, securing Indebtedness pursuant to the Senior Notes; provided, any such Lien is subordinate in priority to all Liens of Collateral Agent, on behalf of the Secured Parties, pursuant to the Credit Documents, on terms and conditions satisfactory to Collateral Agent; and

          (q) any rights of first refusal of joint venture partners existing on the Closing Date and set forth on Schedule 6.2.

Provided, however, that no reference herein to Liens permitted hereunder (including Permitted Liens), including any statement or provision as to the acceptability of any Liens (including Permitted Liens), shall in any way constitute or be construed as to provide for a subordination of any rights of the Agents or the Lenders hereunder or arising under any of the other Credit Documents in favor of such Liens.

     6.3. Equitable Lien. If any Credit Party shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Permitted Liens, it shall make or cause to be made effective provisions whereby the Obligations will be secured by such Lien having the priority required hereby and by the other Credit Documents to any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not otherwise permitted hereby.

     6.4. No Further Negative Pledges. Except with respect to (a) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a permitted Asset Sale, (b) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be) and (c) restrictions under the Senior Notes Documents in effect on the Closing Date no Credit Party nor any of its Subsidiaries shall enter into any agreement (other that the Term Loan Documents, subject to the Intercreditor Agreement) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, to secure the Obligations.

     6.5. Restricted Junior Payments. No Credit Party shall, nor shall it permit any of its Subsidiaries or Affiliates through any manner or means or through any other Person to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Junior Payment except that (a) FNA may make regularly scheduled payments of interest in respect of the Senior Notes in accordance with the terms of, and only to the extent required by the Senior Notes Indenture or the applicable agreements governing such other Indebtedness; (b) FNA may make Restricted Junior Payments to Holdings (i) in an aggregate amount not to exceed $15,000,000 in any Fiscal Year, to the extent necessary to permit Holdings to pay general administrative costs and expenses and not for any other purpose; provided, that any such payments to Holdings in respect of salaries, bonuses or fees paid to employees (other than such payments to retired or former employees as set forth on Schedule 4.20) shall not exceed $8,500,000 in the aggregate in any Fiscal Year unless Administrative Agent otherwise consents and (ii) to the extent necessary to permit Holdings to discharge the consolidated tax liabilities of Holdings and its Subsidiaries, in each case so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose; (c)[*]; and (d) Credit Parties may

-----------------
* Confidential information has been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been separately filed with the Commission.

repurchase Capital Stock consisting of common stock held by employees pursuant to any employee stock ownership plan thereof upon the termination, retirement or death of any such employee in accordance with the provisions of such plan, provided, that, as to any such repurchase, each of the following conditions are satisfied: (i) as of the date of the payment for such repurchase and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (ii) such repurchase shall be paid with funds legally available therefor, (iii) such repurchase shall not violate any law or regulation or the terms of any indenture, agreement or undertaking to which such Credit Party is a party or by which such Credit Party or its or their property are bound, and (iv) the aggregate amount of all payments for such repurchases in any calendar year shall not exceed $100,000.

     6.6. Restrictions on Subsidiary Distributions. Except as provided herein, no Credit Party shall, nor shall it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Borrower to (a) pay dividends or make any other distributions on any of such Subsidiary's Capital Stock owned by any Borrower or any Subsidiary of any Borrower, (b) repay or prepay any Indebtedness owed by such Subsidiary to any Borrower or any Subsidiary of any Borrower, (c) make loans or advances to any Borrower or any Subsidiary of any Borrower, or (d) transfer any of its property or assets to any Borrower or any Subsidiary of any Borrower other than restrictions (i) in the Term Loan Documents, (ii) in the Senior Note Documents,
(iii) in agreements evidencing Indebtedness permitted by Section 6.1(i) that impose restrictions on the property so acquired, (iv) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, (v) that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property, assets or Capital Stock not otherwise prohibited under this Agreement or (vi) described on Schedule 6.6

     6.7. Investments. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including without limitation any Joint Venture, except:

          (a) Investments in Cash and Cash Equivalents;

          (b) equity Investments owned as of the Closing Date in any Subsidiary and other Investments made after the Closing Date in any Borrower and any Core Credit Party (other than Holdings);

          (c) Investments (i) in any Securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors and (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of Holdings and its Subsidiaries;

          (d) Consolidated Capital Expenditures with respect to Borrowers and the Guarantors permitted by Section 6.8(e);

          (e) loans and advances to employees of Holdings and its Subsidiaries made in the ordinary course of business in an aggregate principal amount not to exceed $50,000 in the aggregate in any Fiscal Year;

          (f) Investments by Credit Parties in Subsidiaries of Holdings which are not Guarantors and Joint Ventures at any time in an aggregate outstanding amount not to exceed $300,000;

          (g)  Investments  existing on the Closing  Date  described in Schedule
6.7;

          (h) obligations of Account Debtors to any Credit Party arising from accounts which are past due evidenced by a promissory note made by such account debtor payable to such Credit Party; provided, that, promptly upon the receipt of the original of any such promissory note by such Credit Party, such promissory note shall be endorsed to the order of Collateral Agent, or (if required by the Intercreditor Agreement) the Revolving Collateral Agent, by such Credit Party and promptly delivered to Collateral Agent, or (if required by the Intercreditor Agreement) the Revolving Collateral Agent, as so endorsed;

          (i) Investments by Subsidiaries that are not (and are not required within the applicable grace period under this Agreement to become) Credit Parties in other Subsidiaries that are not (and are not required within the applicable grace period under this Agreement to become) Credit Parties; and

          (j) Investments to the extent required to purchase the minority Capital Stock of Islandaire pursuant to that certain Stock Purchase Agreement dated as of March 2, 2005, by and among FNA, Islandaire, Island Metal and Robert
E. Hansen, Jr., as sole stockholder of Islandaire, as in existence on the Closing Date with such subsequent amendments, waivers and other modifications satisfactory to Administrative Agent; provided, that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) Holdings is in pro forma compliance with the financial covenants set forth in Section 6.8 taking into account all Investments described in this clause (j) and (iii) such Investments to the extent made with Cash or other property (other than Capital Stock of Holdings) in Islandaire shall not exceed $3,000,000 in the aggregate and shall not be paid prior to March 2, 2008.

Notwithstanding the foregoing, in no event shall any Credit Party make any Investment which results in or facilitates in any manner any Restricted Junior payment not otherwise permitted under the terms of Section 6.5.

     6.8. Financial Covenants.

          (a) Interest Coverage Ratio. Holdings shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Month (commencing with January 31, 2008) to be less than a certain ratio with respect to such Fiscal Month as shall be negotiated in good faith by Borrower Agent with Administrative Agent and Documentation Agent based on the Applicable Financial Plan (to the extent substantially consistent (subject to adjustments reasonably acceptable to Administrative Agent as a result of events occurring following the Closing Date including with respect to weather and general economic conditions) with the projected levels for the applicable periods as disclosed to Administrative Agent on or prior to the date hereof); provided, that if such financial covenant levels are not agreed to pursuant to this Section 6.8(a) within fifteen (15) days of delivery of the Applicable Financial Plan then such financial covenant levels shall be determined in the reasonable discretion of Administrative Agent and Documentation Agent; provided, however, that this Section 6.8(a) may be adjusted to be tested at the last day of each Fiscal Quarter in accordance with such ratios as agreed to, upon Administrative Agent's delivery, at the direction of Requisite Lenders, to Holdings of a notice electing the same. All financial covenant levels determined pursuant to this Section shall become effective pursuant to a notice to Borrower Agent setting forth such levels which is executed by Administrative Agent and Documentation Agent and delivered to Holdings.


          (b) Secured Leverage Ratio. Holdings shall not permit the Secured Leverage Ratio as of the last day of any Fiscal Month (commencing with January 31, 2008) to be more than a certain ratio with respect to such Fiscal Month as shall be negotiated in good faith by Borrower Agent with Administrative Agent and Documentation Agent having regard to the Applicable Financial Plan based on the Applicable Financial Plan (to the extent substantially consistent (subject to adjustments reasonably acceptable to Administrative Agent as a result of events occurring following the Closing Date including with respect to weather and general economic conditions) with the projected levels for the applicable periods as disclosed to Administrative Agent on or prior to the date hereof); provided, that if such financial covenant levels are not agreed to pursuant to this Section 6.8(b) within fifteen (15) days of delivery of the Applicable Financial Plan then such financial covenant levels shall be determined in the reasonable discretion of Administrative Agent and Documentation Agent; provided, however, that this Section 6.8(b) may be adjusted to be tested at the last day of each Fiscal Quarter in accordance with such ratios as agreed to, upon Administrative Agent's delivery, at the direction of Requisite Lenders, to Holdings of a notice electing the same. All financial covenant levels determined pursuant to this Section shall become effective pursuant to a notice to Borrower Agent setting forth such levels which is executed by Administrative Agent and Documentation Agent and delivered to Holdings.

          (c) Consolidated Adjusted EBITDA. Holdings shall not permit Consolidated Adjusted EBITDA as at the end of any Fiscal Month (on a cumulative monthly basis following the Closing Date until March 31, 2007 and thereafter on a trailing 12 month basis) to be less than (i) for the Fiscal Months ended April 30, 2007 through December 31, 2008, the correlative amount indicated below:

=================================== =========================
           Fiscal Month              Consolidated Adjusted
                                             EBITDA
----------------------------------- -------------------------
----------------------------------- -------------------------
             [*]                             [*]
----------------------------------- -------------------------
----------------------------------- -------------------------
             [*]                             [*]
----------------------------------- -------------------------
----------------------------------- -------------------------
             [*]                             [*]
----------------------------------- -------------------------
----------------------------------- -------------------------
             [*]                             [*]
----------------------------------- -------------------------
----------------------------------- -------------------------
             [*]                             [*]
----------------------------------- -------------------------
----------------------------------- -------------------------
             [*]                             [*]
----------------------------------- -------------------------
----------------------------------- -------------------------
             [*]                             [*]
----------------------------------- -------------------------
----------------------------------- -------------------------
             [*]                             [*]
----------------------------------- -------------------------
----------------------------------- -------------------------
             [*]                             [*]
=================================== =========================

-----------------
* Confidential information has been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been separately filed with the Commission.


and (ii) for the Fiscal Months ended January 31, 2008 through June 30,
2008, Consolidated Adjusted EBITDA levels set at a 15% cushion from the correlative levels set forth in the Applicable Financial Plan and (iii) and for the Fiscal Months ended July 31, 2008 and thereafter, Consolidated Adjusted EBITDA levels set at a 17(1)/2% cushion from the correlative levels set forth in the Applicable Financial Plan; provided, however, that if Administrative Agent and Documentation Agent reasonably determine in the case of clauses (ii) and
(iii) above that such levels in the Applicable Financial Plan are not substantially consistent (subject to adjustments reasonably acceptable to Administrative Agent as a result of events occurring following the Closing Date including with respect to weather and general economic conditions) with the projected levels for the applicable periods as disclosed to Administrative Agent on or prior to the date hereof, then such financial covenant levels shall be negotiated in good faith by Borrower Agent with Administrative Agent and Documentation Agent and if such financial covenant levels are not agreed to pursuant to this Section 6.8(c) within fifteen (15) days of delivery of the Applicable Financial Plan then such financial covenant levels shall be determined in the reasonable discretion of Administrative Agent and Documentation Agent; provided, further, that this Section 6.8(c) may be adjusted
(x) to be tested at the last day of each Fiscal Quarter in accordance with the above upon Administrative Agent's delivery, at the direction of Requisite Lenders, to Holdings of a notice electing the same and (y) in accordance with the procedures set forth in Section 8.2. All financial covenant levels determined pursuant to this Section shall become effective pursuant to a notice to Borrower Agent setting forth such levels which is executed by Administrative Agent and Documentation Agent and delivered to Holdings.


          (d) Maximum Consolidated Capital Expenditures. Holdings shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures following the Closing Date, in any Fiscal Quarter indicated below, in an aggregate amount for Holdings and its Subsidiaries in excess of (i) the cumulative amounts set forth below opposite such Fiscal Quarter:

=================================== ==========================
          Fiscal Quarter              Consolidated Capital
                                          Expenditures

----------------------------------- --------------------------
June 30, 2007                               [*]
----------------------------------- --------------------------

September 30, 2007                          [*]
----------------------------------- --------------------------

December 31, 2007                           [*]
=================================== ==========================

and (ii) thereafter, Consolidated Capital Expenditures shall not exceed[*] in aggregate per Fiscal Year, with not more than[*] to be incurred in any Fiscal Quarter in each such Fiscal Year.

-----------------
* Confidential information has been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been separately filed with the Commission.


          (e) Certain Calculations. With respect to any period during which a Permitted Acquisition or an Asset Sale has occurred (each, a "Subject Transaction"), for purposes of determining compliance with the financial covenants set forth in this Section 6.8, Consolidated Adjusted EBITDA shall be calculated with respect to such period on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the Securities and Exchange Commission, which would include cost savings resulting from head count reduction, closure of facilities and similar restructuring charges, which pro forma adjustments shall be certified by the chief financial officer of Holdings) using the historical financial statements of any business so acquired or to be acquired or sold or to be sold and the consolidated financial statements of Holdings and its Subsidiaries which shall be reformulated as if such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Revolving Loans incurred during such period).

     6.9. Fundamental Changes; Disposition of Assets; Acquisitions. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any transaction of merger, amalgamation or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment and Capital Expenditures in the ordinary course of business) the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except:

          (a) any Subsidiary of any Borrower may be merged with or into any Borrower or any Guarantor Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any Borrower or Guarantor Subsidiary; provided, in the case of such a merger, such Borrower or Guarantor Subsidiary, as applicable shall be the continuing or surviving Person;

          (b) sales or other dispositions of assets that do not constitute Asset Sales;

          (c) Asset Sales, the proceeds of which (valued at the principal amount thereof in the case of non-Cash proceeds consisting of notes or other debt Securities and valued at fair market value in the case of other non-Cash proceeds) (i) are less than $250,000 with respect to any single Asset Sale or series of related Asset Sales and (ii) when aggregated with the proceeds of all other Asset Sales made within the same Fiscal Year, are less than $500,000; provided (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of the applicable Borrower (or similar governing body)), (2) no less than 75% thereof shall be paid in Cash, and (3) the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.13(a);

          (d) the sale or other disposition of Equipment (including worn-out or obsolete Equipment or Equipment no longer used or useful in the business of any Credit Party) so long as such sales or other dispositions do not involve Equipment having an aggregate fair market value in excess of $500,000 for all such Equipment disposed of in any Fiscal Year or as Administrative Agent may otherwise agree, and all proceeds thereof shall be applied in prepayment of the Term Loans under Section 2.13(a) of the Term Loan Agreement;

          (e) any Subsidiary which is not a Guarantor (or required pursuant to this Agreement to become a Guarantor) may be merged into, consolidated with, or otherwise dispose of assets to any other Subsidiary;

          (f) Investments made in accordance with Section 6.7;

          (g) sale of the interests in Universal Comfort Products Private Ltd., a joint venture company organized under the laws of India, on terms and conditions acceptable to Administrative Agent from not less than 75% Cash (or other consideration immediately converted to Cash), the Net Asset Sale Proceeds of which shall be no less than fair market value and shall be immediately applied in prepayment of the Term Loans under Section 2.13(a) of the Term Loan Agreement;

          (h) sale of the Walkersville Property, on terms and conditions acceptable to Administrative Agent, the Net Asset Sale Proceeds of which shall be no less than $4,200,000 and shall be immediately applied in prepayment of the Term Loans under Section 2.13(a) of the Term Loan Agreement;

          (i) sale of the Vienna Property, on terms and conditions acceptable to Administrative Agent, the Net Asset Sale Proceeds of which shall be no less than $450,000 and shall be immediately applied in prepayment of the Term Loans under
Section 2.13(a) of the Term Loan Agreement; and

          (j) Asset Sales approved by Administrative Agent pursuant to the exercise of the Cure Right pursuant to Section 8.2.

     6.10. Disposal of Subsidiary Interests. Except for any sale of all of its interests in the Capital Stock of any of its Subsidiaries in compliance with the provisions of Section 6.9, no Credit Party shall, nor shall it permit any of its Subsidiaries to, (a) directly or indirectly sell, assign, pledge or otherwise



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encumber or dispose of any Capital Stock of any of its  Subsidiaries,  except to qualify directors if required by applicable law; or (b) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, in each case, (i) except to another Credit Party (subject to the restrictions on such disposition otherwise imposed hereunder), or to qualify directors if required by applicable law; and (ii), except for pledges of such Capital Stock (1) to Collateral Agent, (2) subject to the Intercreditor Agreement, the Term Loan Facility Agent and (3) subject to the Senior Notes Indenture, the Senior Notes Trustee to the extent such pledge is permitted by Section 6.2(p).

     6.11. Sales and Lease-Backs. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which such Credit Party (a) has sold or transferred or is to sell or to transfer to any other Person (other than Holdings or any of its Subsidiaries), or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Credit Party to any Person (other than Holdings or any of its Subsidiaries) in connection with such lease.

     6.12. Transactions with Shareholders and Affiliates. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Holdings on terms that are less favorable to Holdings or that Subsidiary, as the case may be, than those that might be obtained at the time from a Person who is not such a shareholder or Affiliate; provided, the foregoing restriction shall not apply to (a) any transaction among Core Credit Parties (to the extent not prohibited by any other provision hereof); (b) reasonable and customary fees paid to members of the board of directors (or similar governing body) of Holdings and its Subsidiaries; (c) compensation arrangements for officers and other employees of Holdings and its Subsidiaries entered into in the ordinary course of business; and (d) transactions described in Schedule 6.12.

     6.13. Conduct of Business. From and after the Closing Date, no Credit Party shall, nor shall it permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by such Credit Party on the Closing Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

     6.14. Permitted Activities of Holdings. Holdings shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under this Agreement, the other Credit Documents, the Term Loan Documents and the Senior Notes Documents;
(b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens created under the Collateral Documents and the Term Loan Documents to which it is a party or permitted pursuant to Section 6.2; (c) engage in any business or activity or own any assets other than (i) holding 100% of the Capital Stock of FNA and Fedders International, Inc., a Delaware corporation, (ii) performing its obligations and activities incidental thereto under the Credit Documents and the Term Loan
Documents, and to the extent not inconsistent therewith, the Senior Notes Documents; and (iii) making Restricted Junior Payments and Investments to the extent permitted by this Agreement; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person;
(e) sell or otherwise  dispose of any Capital Stock of any of its  Subsidiaries;
(f) create or acquire any Subsidiary or make or own any Investment in any Person other than FNA; or (g) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

     6.15. Amendments or Waivers of Organizational Documents and Senior Notes Documents. No Credit Party shall nor shall it permit any of its Subsidiaries to, agree to any amendment,


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restatement, supplement or other modification to, or waiver of, any of the
Senior Notes Documents or its Organizational Documents which in each case is materially adverse to the interests of Lenders[*] after the Closing Date without in each case obtaining the prior written consent of Requisite Lenders to such amendment, restatement, supplement or other modification or waiver.

     6.16. Fiscal Year. No Credit Party shall, nor shall it permit any of its Subsidiaries to change its Fiscal Year-end from December 31.

     6.17. No Speculative Transactions. Neither Holdings nor any Borrower shall, nor shall they permit any Subsidiary to, engage in any speculative transaction or in any transaction involving Interest Rate Agreements or Currency Agreements except for the sole purpose of hedging in the normal course of business and consistent with industry practices

     6.18. Margin Regulations. Borrowers shall not, and shall not permit Holdings or any Subsidiary to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry Margin Stock in contravention of Regulation U of the Board of Governors.

SECTION 7. GUARANTY

     7.1. Guaranty of the Obligations. Subject to the provisions of Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a) or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect) (collectively, the "Guaranteed Obligations").

     7.2. Contribution by Guarantors. All Guarantors desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a "Funding Guarantor") under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor's Aggregate Payments to equal its Fair Share as of such date. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations Guaranteed. "Fair Share Contribution Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; provided, solely for purposes of calculating the "Fair Share Contribution Amount" with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 7.2), minus (2) the aggregate amount of all

-----------------
* Confidential information has been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been separately filed with the Commission.

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

payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 7.2.

     7.3. Payment by Guarantors. Subject to Section 7.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrowers to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a) or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect), Guarantors will upon demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for any Borrower's becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

     7.4. Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

          (a) this Guaranty is a guaranty of payment when due and not of collectability. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

          (b) Administrative Agent may enforce this Guaranty upon the occurrence and during the existence of an Event of Default notwithstanding the existence of any dispute between any Borrower and any Beneficiary with respect to the existence of such Event of Default;

          (c) the obligations of each Guarantor hereunder are independent of the obligations of each Borrower and the obligations of any other guarantor
(including any other Guarantor) of the obligations of each Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against any Borrower or any of such other guarantors and whether or not any Borrower is joined in any such action or actions;

          (d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if any Beneficiary is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guaranteed Obligations;

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

          (e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or the applicable Hedge Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Borrower or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents or any Hedge Agreements; and

          (f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents or any Hedge Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to Events of Default) hereof, any of the other Credit Documents, any of the Hedge Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document, such Hedge Agreement or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect;
(iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or any of the Hedge Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for Indebtedness other than the Guaranteed Obligations) to the payment of Indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Holdings or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which any Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of


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frauds,  statute of limitations,  accord and  satisfaction and usury; and (viii)
any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

     7.5. Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against any Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from any Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of any Borrower or any other Person, or
(iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Borrower or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the other Credit Documents, the Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to any Borrower and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

     7.6. Guarantors' Rights of Subrogation, Contribution, etc. Until the Guaranteed Obligations shall have been indefeasibly paid in full, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any Borrower or any other
Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any Borrower with respect to the Guaranteed Obligations,
(b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against any Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by
Section 7.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or


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indemnification  such  Guarantor  may have  against any  Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against any Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement,
indemnification  or  contribution   rights  at  any  time  when  all  Guaranteed
Obligations  shall not have been  finally and  indefeasibly  paid in full,  such
amount  shall  be  held  in  trust  for   Administrative   Agent  on  behalf  of
Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

     7.7. Subordination of Other Obligations. Any Indebtedness of any Borrower or any Guarantor now or hereafter held by any Guarantor (the "Obligee Guarantor") is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

     7.8. Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions entered into in connection with this Agreement giving rise to any Guaranteed Obligations.

     7.9. Authority of Guarantors or Borrowers. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or any Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     7.10. Financial Condition of Borrowers. Any Credit Extension may be made to any Borrower or continued from time to time, and any Hedge Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of such Borrower at the time of any such grant or continuation or at the time such Hedge Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of any Borrower. Each Guarantor has adequate means to obtain information from each Borrower on a continuing basis concerning the financial condition of each Borrower and its ability to perform its obligations under the Credit Documents and the Hedge Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of each Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of any Borrower now known or hereafter known by any Beneficiary.

     7.11. Default, Remedies. The Guaranteed Obligations of each Guarantor hereunder are independent of and separate from the Obligations of such Guarantor. If any Obligation of any Borrower is not paid when due, or upon and during the continuation of any Event of Default hereunder or upon any default by any Borrower as provided in any other Credit Document or Hedge Agreement, Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Obligations of any Borrower then due, without first proceeding against any Borrower or any other guarantor (including Guarantors) of the Guaranteed


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Obligations, or against any Collateral under the Credit Documents or joining any
Borrower or any other guarantor (including Guarantors) in any proceeding against any Guarantor. At any time after maturity of the Guaranteed Obligations, Administrative Agent may (unless the Guaranteed Obligations have been paid in full), without notice to any Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Obligations (a) any indebtedness due or to become due from any Beneficiary to such Guarantor and (b) any moneys, credits or other property belonging to such Guarantor at any time held by or coming into the possession of any Beneficiary or any of its respective Affiliates.

     7.12. Bankruptcy, etc. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against any Borrower or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any Borrower or any other Guarantor or by any defense which any Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

          (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve any Borrower of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

          (c) In the event that all or any portion of the Guaranteed Obligations are paid by Borrowers, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

     7.13. Waiver of Judicial Bond. To the fullest extent permitted by applicable law, each Guarantor waives the requirement to post any bond that otherwise may be required of any Beneficiary in connection with any judicial proceeding to enforce such Beneficiary's rights to payment hereunder, security interest in or other rights to the Collateral or in connection with any other legal or equitable action or proceeding arising out of, in connection with, or related to this Guaranty and the Credit Documents or Hedge Agreements to which it is a party.

     7.14. Discharge of Guaranty Upon Sale of Guarantor. If all of the Capital Stock of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged


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and released  without any further action by any  Beneficiary or any other Person effective as of the time of such Asset Sale.

     7.15. Indemnity. In addition to the guarantee specified in this Section 7, the Guarantors agree to indemnify and save the Beneficiaries harmless from and against all costs, losses, expenses and damages it may suffer as a result or consequence of any inability by the Beneficiaries to recover the ultimate balance due or remaining unpaid to the Beneficiaries on account of the Guaranteed Obligations, including, without limitation, legal fees incurred by or on behalf of the Beneficiaries which result from any action instituted on the basis of this Agreement.

SECTION 8. EVENTS OF DEFAULT

     8.1. Events of Default. If any one or more of the following conditions or events shall occur:

          (a) Failure to Make Payments When Due. Failure by Borrowers to pay when due (i) any installment of principal of any Revolving Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise or (ii) any interest on any Revolving Loan or any fee or any other amount due hereunder; or

          (b) Default in Other Agreements. (i) Failure of any Credit Party or any of their respective Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1(a)) under the Term Loan Agreement, the Senior Notes Indenture or any other Indebtedness in an individual principal amount with respect to such other Indebtedness of $250,000 or more, in each case beyond the grace period, if any, provided therefor; or
(ii) breach or default by any Credit Party with respect to any other material term of (1) one or more items of Indebtedness in the individual amount referred to in clause (i) above or (2) the Term Loan Documents, the Senior Notes Documents or any other loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

          (c) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 2.5, Sections 5.1(a), 5.1(b), 5.1(c), 5.1(d), 5.1(e) and 5.1(f), Section 5.2, Section 5.13,
Section 5.15, Section 5.16 or Section 6; or

          (d) Breach of Representations, etc. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or

          (e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other Section of this Section 8.1, and such default shall not have been remedied or waived within fifteen days after the earlier of (i) an officer of such Credit Party becoming aware of such default or (ii) receipt by Borrower Agent of notice from Administrative Agent or any Lender of such default; or


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          (f) Involuntary Bankruptcy;  Appointment of Receiver, etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of Holdings or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Holdings or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, receiver-manager, trustee or other custodian of Holdings or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Holdings or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for thirty days without having been dismissed, bonded or discharged; or

          (g) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) Holdings or any of its Subsidiaries shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, interim receiver, receiver-manager, trustee or other custodian for all or a substantial part of its property; or Holdings or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Holdings or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of Holdings or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 8.1(f); or

          (h) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $150,000 or (ii) in the aggregate at any time an amount in excess of $250,000 (in either case to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Holdings or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty days (or in any event later than five days prior to the date of any proposed sale thereunder); or

          (i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution, winding up, arrangement or split up of such Credit Party and such order shall remain undischarged or unstayed for a period in excess of thirty days; or

          (j) Employee Benefit Plans. (i) There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $150,000 during the term hereof; or (ii) there exists any fact or circumstance that reasonably could be expected to result in the imposition of a Lien or security interest under Section 412(n) of the Internal Revenue Code or under ERISA.

          (k) Environmental Matters. Other than as set forth on Schedule 8.1(k), one or more of Holdings and any of its Subsidiaries shall have entered into one or more consent or settlement decrees or agreements or similar arrangements with a Governmental Authority or one or more judgments, orders,


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decrees  or  similar  actions  shall have been  entered  against  one or more of
Holdings and its Subsidiaries based on or arising from the violation of or pursuant to any Environmental Law, or the generation, storage, transportation, treatment, disposal or Release of any Hazardous Materials and, in connection with all the foregoing, Holdings or any of its Subsidiaries has incurred liabilities, costs and expenses in excess of $250,000 in the aggregate (in each case, to the extent not adequately covered by either an enforceable indemnity, to the extent that Holdings or the applicable Subsidiary shall have made a claim for indemnification and the applicable indemnifying party shall not have disputed such claim) that were not reflected in the financial statements delivered pursuant to Section 3.1(k) prior to the date hereof; or

          (l) Change of Control. A Change of Control shall occur; or

          (m) Guaranties, Collateral Documents and other Credit Documents. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any material portion of the Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, or (iii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party or shall contest the validity or perfection of any Lien in any Collateral purported to be covered by the Collateral Documents; or

          (n) Indictment by Governmental Authority. The indictment by any Governmental Authority, or as Administrative Agent may reasonably and in good faith determine, the threatened indictment by any Governmental Authority of any Credit Party of which any Credit Party receives notice, in either case, as to which there is a reasonable possibility of an adverse determination, in the good faith determination of Administrative Agent, under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against such Credit Party pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of (i) any of the Collateral having a value in excess of $150,000 or (ii) any other property of any Credit Party which is necessary or material to the conduct of its business; or

          (o) Material Adverse Change. Any event or events shall occur following the Closing Date which individually or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect.

THEN, (1) upon the occurrence of any Event of Default described in Section 8.1(f) or 8.1(g), automatically, and (2) during the continuance of any other Event of Default, at the request of (or with the consent of) Requisite Lenders, upon notice to Borrower Agent by Administrative Agent, (A) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Revolving Loans and (II) all other Obligations; (B) Administrative Agent may cause Collateral Agent to enforce any and all Liens, security interests and remedies created pursuant to Collateral Documents. In addition, if any Event of Default (other than any Event of Default described in Section 8.1(f) or 8.1(g)) exists, Administrative Agent may in its discretion (and, in the event Administrative Agent takes no such action within 30 days after the occurrence of any


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such Event of Default,  unless  such Event of Default  shall have been waived in accordance with Section 10.5, shall upon written direction of any Lender or Lenders holding not less than 50% of the Revolving Loan Exposure) do any one or more of the following from time to time:

               (i) terminate, reduce or condition any Revolving Loan Commitment, or make any adjustment to the Borrowing Base;

               (ii) require Obligors to Cash Collateralize LC Obligations, Bank Product Debt and other Obligations that are contingent or not yet due and payable, and, if Obligors fail promptly to deposit such Cash Collateral, Administrative Agent may (and shall upon the direction of Requisite Lenders) advance the required Cash Collateral as Base Rate Loans (whether or not an Overadvance exists or is created thereby, or the conditions in
     Section 3 are satisfied); and

               (iii) exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC. Such rights and remedies include the rights to (i) take possession of any Collateral; (ii) require Borrowers to assemble Collateral, at Borrowers' expense, and make it available to Collateral Agent at a place designated by Collateral Agent; (iii) enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by any Borrower, such Borrower agrees not to charge for such storage); and (iv) sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by applicable law, in lots or in bulk, at such locations, all as Collateral Agent, in its discretion, deems advisable. Borrowers agree that 10 days notice of any proposed sale or other disposition of Collateral by Collateral Agent shall be reasonable. Collateral Agent shall have the right to conduct such sales on any Obligor's premises, without charge, and such sales may be adjourned from time to time in accordance with applicable law. Collateral Agent shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit or any combination thereof, and any Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may set off the amount of such price against the Obligations.

     8.2. Borrowers' Right to Cure Minimum EBITDA Covenant Default. Notwithstanding anything to the contrary contained in Section 8.1, in the event that Holdings fails to comply with the requirements of Section 6.8(c) as of March 31, 2008, or any time thereafter, the Credit Parties shall have a one-time right, during the period of 120 days after the date on which any Credit Party first knows that Borrowers will fail to comply with the requirements of Section 6.8(c) as of March 31, 2008, or any time thereafter (the "Cure Period"), to consummate one or more Asset Sales of Fixed Asset Collateral or issuances by Holdings of its Capital Stock, the Net Cash Proceeds of which shall be applied immediately following receipt in prepayment of the Term Loans to $25,000,000, (the "Cure Right"), whereupon, the parties hereto agree, such Event of Default shall be deemed cured. Borrower Agent shall give Administrative Agent promptly following commencement of the Cure Period, written notice (a "Cure Notice") of its intent to exercise the Cure Right. A Cure Notice shall be accompanied by a detailed plan with respect to the proposed Asset Sale and/or issuance of Capital Stock which shall be in form and substance satisfactory to Administrative Agent. Borrower Agent shall inform Administrative Agent on a weekly basis with respect to the progress, and promptly of all developments with respect to, the implementation of such plan. If such plan contemplates an Asset Sale, Borrower Agent shall within 21 days of the delivery of the Cure Notice to Administrative Agent engage and retain an investment bank or other advisor acceptable to Administrative Agent in connection therewith. In the event that Administrative Agent has received a Cure Notice as described above, then (i) so long as the Cure Period is continuing, the Revolving Loans may not be accelerated and Lenders and Agents shall not foreclose on any Collateral, in each case solely by reason of the breach of Section 6.8(c) with respect to which such


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Cure Notice has been delivered,  provided, however, that (x) the foregoing shall not limit any rights or remedies of Lenders or Agents which may exist as a result of the occurrence of any other Default or Event of Default and (y)
following the expiration of the Cure Period (in the event that the Term Loans shall not have been prepaid to $25,000,000 or less) the Revolving Loans may be accelerated and Agents and Lenders may exercise all other rights pursuant to this Agreement and the other Credit Documents; and (ii) Borrower Agent and Administrative Agent shall negotiate in good faith to adjust the covenant levels set forth in Section 6.8(c) with respect to all subsequent periods; provided, that in the event that Borrower Agent and Administrative Agent do not promptly reach agreement with respect to such covenant levels, Administrative Agent may determine such levels in its reasonable discretion having due regard to any updated Projections. Any such adjustment to the covenant levels in Section
6.8(c)  shall  become   effective   upon,  as   applicable   (x)  Borrowers  and
Administrative   Agent   executing  a  supplement  to  this   Agreement  or  (y)
Administrative Agent delivering a written notice to Borrower Agent, in each case containing such adjusted covenant levels, upon which Section 6.8(c) shall be deemed amended and modified by the terms of such supplement or notice, as the case may be. Notwithstanding the foregoing, the Cure Period may be terminated at any time by Administrative Agent if it determines that the Credit Parties are not using good faith efforts to exercise the Cure Right (or otherwise could not reasonably be expected to be successful) in consummating an Asset Sale or equity issuance pursuant to the exercise of the Cure Right. Notwithstanding anything to the contrary set forth herein, upon repayment of the Term Loans to $35,000,000, the Revolving Loan Commitments shall be permanently reduced on a dollar for dollar basis simultaneously with any further repayment of the Term Loans and, so long as the any of the Term Loans remain outstanding, the repayment of any Overadvances caused by such reduction of the Revolving Loan Commitments shall be repaid from the proceeds of Collateral not comprised of Fixed Asset Collateral.

SECTION 9. AGENTS

     9.1. Appointment of Agents. Bank of America is hereby appointed Administrative Agent and Collateral Agent hereunder and under the other Credit
Documents and each Lender hereby authorizes Bank of America to act as Administrative Agent and Collateral Agent in accordance with the terms hereof and the other Credit Documents. GECC is hereby appointed Documentation Agent hereunder, and each Lender hereby authorizes GECC to act as Documentation Agent in accordance with the terms hereof and the other Credit Documents. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Credit Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings or any of its Subsidiaries. Documentation Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the Closing Date, GECC, in its capacity as Documentation Agent, shall not have any obligations but shall be entitled to all benefits of this Section 9.

     9.2. Powers and Duties. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Credit Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Credit Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon any


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Agent any  obligations  in respect  hereof or any of the other Credit  Documents except as expressly set forth herein or therein.

     9.3. General Immunity.

          (a)  No  Responsibility  for  Certain  Matters.   No  Agent  shall  be
responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Credit Party, and Lender or any person providing the Settlement Service to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Revolving Loans or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Revolving Loans.

          (b) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Credit Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, including any Settlement Confirmation or other communication issues by any Settlement Service, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Holdings and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5).

          (c) Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Credit Document by or through any one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory, indemnification and other provisions of this Section 9.3 and of Section 9.6 shall apply to any the Affiliates of
Administrative Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this
Section 9.3 and of Section 9.6 shall apply to any such sub-agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such


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sub-agent and Affiliates were named herein.  Notwithstanding  anything herein to the contrary,  with respect to each sub-agent appointed by Administrative Agent,
(i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Credit Parties and Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such
sub-agent,   and  (iii)  such   sub-agent   shall  only  have   obligations   to
Administrative Agent and not to any Credit Party, Lender or any other Person and no Credit Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent.

     9.4. Agents Entitled to Act as Issuing Bank and Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as Issuing Bank or a Lender hereunder. Each Agent shall have the same rights and powers hereunder as any other Issuing Bank or Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the terms "Issuing Bank" and "Lender" shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money, issue letters of credit and provide Bank Products to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Holdings or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.

     9.5. Lenders' Representations, Warranties and Acknowledgment.

          (a) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with Credit Extensions hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Holdings and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Revolving Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

          (b) Each Lender, by delivering its signature page to this Agreement or an Assignment and funding Revolving Loan on the Closing Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date.

     9.6. Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Credit Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such


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Agent's gross negligence or willful  misconduct.  If any indemnity  furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's Pro Rata Share thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

     9.7. Successor Administrative Agent and Collateral Agent. Administrative Agent may resign at any time by giving thirty days' prior written notice thereof to Lenders and Borrower Agent, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrower Agent and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Borrower Agent, to appoint a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums, Securities and other items of Collateral held under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Credit Documents, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created under the Collateral Documents, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder. Any resignation or removal of Bank of America as Administrative Agent pursuant to this Section shall also constitute the resignation or removal of Bank of America or its successor as Collateral Agent, and any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Collateral Agent for all purposes hereunder.

     9.8. Collateral Documents and Guaranty.

          (a) Agents under Collateral Documents and Guaranty. Each Lender hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of Lenders with respect to the Guaranty, the Collateral and the Collateral Documents. Subject to Section 10.5, without further written consent or authorization from Lenders, Administrative Agent or Collateral Agent, as applicable may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement, release any Lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or (ii) release any Guarantor from the Guaranty pursuant to
Section 7.12 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented.

          (b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Borrowers, Administrative Agent, Collateral


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Agent and each  Lender  hereby  agree  that (i) no Lender  shall  have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of Lenders in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent, and (ii) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale.

          (c) Agents' Authority to Satisfy Prior Liens and Indebtedness. Each of the parties hereto hereby consent to and expressly authorize Administrative Agent and Collateral Agent to take such action following the occurrence and during the continuance of an Event of Default to discharge any prior Lien or Indebtedness which Administrative Agent and Collateral Agent determine would be desirable to better enable the exercise of remedies pursuant to the Collateral Documents with respect to any Collateral subject to such Lien. Any amounts so expended by Administrative Agent or Collateral Agent pursuant to this paragraph
(c) shall be an expense Obligation of Borrowers payable upon demand.

SECTION 10. MISCELLANEOUS

     10.1. Notices.

          (a) Notices Generally. Any notice or other communication herein required or permitted to be given to a Credit Party, Collateral Agent, Administrative Agent or Documentation Agent shall be sent to such Person's address as set forth on Appendix B or in the other relevant Credit Document, and in the case of any Lender, the address as indicated on Appendix B or otherwise indicated to Administrative Agent in writing. Except as otherwise set forth in paragraph (b) below, each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to any Agent shall be effective until received by such Agent; provided further, any such notice or other communication shall at the request of Administrative Agent be provided to any sub-agent appointed pursuant to Section 9.3(c) hereto as designated by Administrative Agent from time to time.

          (b) Electronic Communications. Notices and other communications to Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender, has notified Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. Administrative Agent or Borrower Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal


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

business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

     10.2. Expenses. Whether or not the transactions contemplated hereby shall be consummated, Borrowers agree to pay promptly (a) all the actual and reasonable costs and expenses of preparation of the Credit Documents and any consents, amendments, waivers or other modifications thereto; (b) all the costs of furnishing all opinions by counsel for each Borrower and the other Credit Parties; (c) the reasonable and documented fees, expenses and disbursements of counsel to Agents (in each case including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by any Borrower; (d) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Collateral Agent, for the benefit of Lenders pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to each Agent and of counsel providing any opinions that any Agent or Requisite Lenders may request in respect of the Collateral or the Liens created pursuant to the Collateral Documents; (e) all the actual costs and reasonable fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; (f) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Collateral Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (g) all other actual and reasonable costs and expenses incurred by each Agent in connection with the syndication of the Revolving Loans and Revolving Loan Commitments and the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (h) after the occurrence and during the continuance of a Default or an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by any Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or pursuant to any insolvency or bankruptcy cases or proceedings.

     10.3. Indemnity.

          (a) In addition to the payment of expenses pursuant to Section 10.2, whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless, Bank of America, Issuing Bank and each Agent and Lender and the officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents and Affiliates of Bank of America, Issuing Bank and each Agent and Lender (each, an "Indemnitee"), from and against any and all Indemnified Liabilities; provided, no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

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          (b) To the extent  permitted by applicable  law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against each Lender, each Agent and their respective Affiliates, directors, employees, attorneys, agents or sub-agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, arising out of, as a result of, or in any way related to, this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Revolving Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and Holdings and Borrowers hereby waive, release and agree not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     10.4. Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Lender is hereby authorized by each Credit Party at any time or from time to time subject to the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Credit Party against and on account of the obligations and liabilities of any Credit Party to such Lender hereunder, including all claims of any nature or description arising out of or connected hereto, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Revolving Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured.

     10.5. Amendments and Waivers.

          (a) Requisite Lenders' Consent. Except as expressly provided otherwise in the Intercreditor Agreement and subject to Sections 10.5(b) and 10.5(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders provided, that Administrative Agent may, with the consent of Borrower Agent only, amend, modify or supplement this Agreement to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender.

          (b) Affected Lenders' Consent. Without the written consent of each Lender that would be affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would:

               (i) extend the scheduled final maturity of any Revolving Loan or Note;

               (ii) waive, reduce or postpone any scheduled repayment (but not prepayment);

               (iii) reduce the rate of interest on any Revolving Loan (other than any waiver of any increase in the interest rate applicable to any Revolving Loan pursuant to Section 2.9) or any fee or any premium payable hereunder;

               (iv) extend the time for payment of any such interest or fees;

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               (v) reduce the principal amount of any Revolving Loan;

               (vi) amend, modify, terminate or waive any provision of Section 2.17, this Section 10.5(b), Section 10.5(c) or any other provision of this Agreement that expressly provides that the consent of all Lenders is required;

               (vii) amend the definition of "Borrowing Base" (and the defined terms used in such definition), "Requisite Lenders" or "Pro Rata Share";

               (viii) increase any advance rate above the rate set forth herein,
     decrease  the   Availability   Block,  or  increase  total  Revolving  Loan
     Commitments;

               (ix) release all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents; or

               (x) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document.

          (c) Agent Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom shall amend, modify, terminate or waive any provision of
Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to any Agent, in each case without the consent of such Agent.

          (d) Issuing Bank Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom shall amend, modify, terminate or waive any provision of Section 2.11 as the same applies to Issuing Bank, or any other provision hereof as the same applies to Issuing Bank, in each case without the consent of Issuing Bank.

          (e) Execution of Amendments, etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

     10.6. Successors and Assigns; Participations.

          (a) Generally. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, Affiliates of each of Agents and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Register. Borrowers, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments


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and Revolving Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Revolving Loan shall be effective, in each case, unless and until recorded in the Register following receipt of (x) a written or electronic confirmation of an assignment issued by a Settlement Service pursuant to Section 10.6(d) (a "Settlement Confirmation") or (y) an Assignment Agreement effecting the assignment or transfer thereof, in each case, as provided in Section 10.6(d). Each assignment shall be recorded in the Register on the Business Day the Settlement Confirmation or Assignment Agreement is received by Administrative Agent, if received by 12:00 noon New York City time, and on the following Business Day if received after such time, prompt notice thereof shall be provided to Borrower Agent and a copy of such Assignment Agreement or Settlement Confirmation shall be maintained, as applicable. The date of such recordation of a transfer shall be referred to herein as the "Assignment Effective Date." Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Revolving Loans.

          (c) Right to Assign. Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including, without limitation, all or a portion of its Commitment or Revolving Loans owing to it or other Obligations (provided, however, that each such assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any Revolving Loan and any related Commitments):

               (i) to any Person meeting the criteria of clause (i) of the definition of the term of "Eligible Assignee" upon the giving of notice to Borrower Agent and Administrative Agent; and

               (ii) to any Person  meeting  the  criteria  of clause (ii) of the definition of the term of "Eligible Assignee" upon giving of notice to Borrower Agent and Administrative Agent, provided, that each such assignment pursuant to this Section 10.6(c)(ii) shall be in an aggregate amount of not less than $1,000,000 (or such lesser amount as may be agreed to by Borrower Agent and Administrative Agent or as shall constitute the aggregate amount of the Revolving Loan of the assigning Lender) with respect to the assignment of Revolving Loans.

          (d) Mechanics. Assignments of Revolving Loans by Lenders may be made via an electronic settlement system acceptable to Administrative Agent as designated in writing from time to time to Lenders by Administrative Agent (the "Settlement Service"). Each such assignment shall be effected by the assigning Lender and proposed assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be consistent with the other provisions of this Section 10.6. Each assignor Lender and proposed assignee shall comply with the requirements of the Settlement Service in connection with effecting any transfer of Revolving Loans pursuant to the Settlement Service. Administrative Agent's and Borrower Agent's consent shall be deemed to have been granted pursuant to Section 10.6(c)(ii) with respect to any transfer effected through the Settlement Service. Subject to the other requirements of this
Section 10.6, assignments and assumptions of Revolving Loans may also be effected by manual execution and delivery to Administrative Agent of an Assignment Agreement. Initially, assignments and assumptions of Revolving Loans shall be effected by such manual execution until Administrative Agent notifies Lenders to the contrary. Assignments made pursuant to the foregoing provision shall be effective as of the Assignment Effective Date. In connection with all assignments there shall be delivered to Administrative Agent such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver pursuant to Section 2.20(c). Notwithstanding anything herein or in any Assignment Agreement to the contrary and (i) unless notice to the contrary is delivered to Lenders from Administrative Agent or (ii) so long as no Default or Event of Default has occurred and is


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continuing, payment to the assignor by the assignee in respect of the settlement of an assignment of any Revolving Loan shall include such compensation to the assignor as may be agreed upon by the assignor and the assignee with respect to all unpaid interest which has accrued on such Revolving Loan to but excluding the Assignment Effective Date. On and after the applicable Assignment Effective Date, the applicable assignee shall be entitled to receive all interest paid or payable with respect to the assigned Revolving Loan, whether such interest accrued before or after the applicable Assignment Effective Date.

          (e) Representations and Warranties of Assignee. Each Lender, upon execution and delivery hereof or upon succeeding to an interest in Revolving Loans, as the case may be, represents and warrants as of the Closing Date or as of the Assignment Effective Date that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in loans such as the applicable Revolving Loans; and (iii) it will make or invest in Revolving Loans for its own account in the ordinary course and without a view to distribution of such Revolving Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of such Revolving Loans or any interests therein shall at all times remain within its exclusive control).

          (f) Effect of Assignment.  Subject to the terms and conditions of this
Section 10.6, as of the "Assignment Effective Date" (i) the assignee thereunder shall have the rights and obligations of a "Lender" hereunder to the extent of its interest in the Revolving Loans as reflected in the Register and shall thereafter be a party hereto and a "Lender" for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned to the assignee, relinquish its rights (other than any rights which survive the termination hereof under Section 10.8) and be released from its obligations hereunder (and, in the case of an assignment covering all or the remaining portion of an assigning Lender's rights and obligations hereunder, such Lender shall cease to be a party hereto on the Assignment Effective Date; provided, anything contained in any of the Credit Documents to the contrary notwithstanding, such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder); and (iii) if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon Borrowers shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the outstanding Revolving Loans of the assignee and/or the assigning Lender.

          (g) Participations. Each Lender shall have the right at any time to sell one or more participations to any Person (other than Holdings, any of its Subsidiaries or any of its Affiliates) in all or any part of its Commitments, Revolving Loans or in any other Obligation. The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment, modification or waiver that would (i) extend the final scheduled maturity of any Revolving Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Revolving Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under the Collateral Documents (except as expressly provided in the Credit Documents) supporting the Revolving Loans hereunder in which such participant is participating. Borrowers agree that each


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

participant shall be entitled to the benefits of Sections 2.18(c), 2.19 and 2.20 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (c) of this Section; provided, (i) a participant shall not be entitled to receive any greater payment under Section
2.19 or 2.20 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with Borrowers' prior written consent and (ii) a participant that would be a Non-US Lender if it were a Lender shall not be entitled to the benefits of Section 2.20 unless Borrower Agent is notified of the participation sold to such participant and such participant agrees, for the benefit of Borrowers, to comply with Section 2.20 as though it were a Lender. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17 as though it were a Lender.

          (h) Certain Other Assignments. In addition to any other assignment permitted pursuant to this Section 10.6, any Lender may assign and/or pledge all or any portion of its Revolving Loans, the other Obligations owed by or to such Lender, and its Notes, if any, to secure obligations of such Lender including, without limitation, any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors and any operating circular issued by such Federal Reserve Bank; provided, no Lender, as between Borrowers and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge, and provided further, in no event shall the applicable Federal Reserve Bank, pledgee or trustee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

     10.7. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     10.8. Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension.
Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.18(c), 2.19, 2.20, 10.2,
10.3 and 10.4 and the agreements of Lenders set forth in Sections 2.17, 9.3(b) and 9.6 shall survive the payment of the Revolving Loans and the termination hereof.

     10.9. No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or any of the Hedge Agreements. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     10.10. Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent, on behalf of Lenders), or any Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or


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

payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

     10.11. Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     10.12. Obligations Several; Independent Nature of Lenders' Rights. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     10.13.   Headings.   Section   headings  herein  are  included  herein  for
convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     10.14. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT, UNLESS THE CONTEXT REQUIRES OTHERWISE, REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     10.15. CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

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

     10.16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION
10.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     10.17. Confidentiality. Each Lender shall hold all non-public information regarding Borrowers and their Subsidiaries and their businesses identified as such by Borrowers and obtained by such Lender pursuant to the requirements hereof in accordance with such Lender's customary procedures for handling confidential  information  of such  nature,  it being  understood  and agreed by
Borrowers that, in any event, a Lender may make (i) disclosures of such information to Affiliates of such Lender and to their agents and advisors (and to other persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.17), (ii) disclosures of such information reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation by such Lender of any Revolving Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in Hedge Agreements (provided, such counterparties and advisors are advised of and agree to be bound by the provisions of this Section 10.17), (iii) disclosure to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to the Credit Parties received by it from any of Agents or any Lender, and (iv) disclosures required or requested by any governmental agency or representative thereof or by the NAIC or pursuant to legal or judicial process; provided, unless specifically prohibited by applicable law or court order, each Lender shall make reasonable efforts to notify Borrower Agent of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information. Notwithstanding anything to the contrary set forth herein, each party (and each of their respective employees, representatives or other agents) may disclose to any and all persons, without limitations of any kind, the tax treatment and tax structure of the


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transactions  contemplated  by this  Agreement  and all  materials  of any  kind
(including opinions and other tax analyses) that are provided to any such party relating to such tax treatment and tax structure. However, any information relating to the tax treatment or tax structure shall remain subject to the confidentiality provisions hereof (and the foregoing sentence shall not apply) to the extent reasonably necessary to enable the parties hereto, their respective Affiliates, and their and their respective Affiliates' directors and employees to comply with applicable securities laws. For this purpose, "tax structure" means any facts relevant to the federal income tax treatment of the transactions contemplated by this Agreement but does not include information relating to the identity of any of the parties hereto or any of their respective Affiliates.

     10.18. Usury Savings Clause.

          (a) Credit Parties (Other than Canadian Subsidiaries). Notwithstanding any other provision herein, in respect of each Credit Party other than a Canadian Subsidiary, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Revolving Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Revolving Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Borrowers shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Borrowers to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Revolving Loans made hereunder or be refunded to Borrowers.

          (b) Canadian Subsidiaries. If any provision of this Agreement or of any of the other Credit Documents would obligate any Canadian Subsidiary to make any payment of interest or other amount payable to any Agent or any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such Agent or such Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Agent or such Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to such Agent or such Lender under Section 2.7, and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Agent or such Lender which would constitute "interest" for purposes of Section 347 of the Criminal Code (Canada). Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if an Agent or Lender shall have received an amount in excess of the maximum permitted by that section of the Criminal Code (Canada), such Canadian Subsidiary shall be entitled, by notice in writing to such Agent or such Lender, to obtain reimbursement from such Agent or such Lender in an amount equal to such excess and, pending such reimbursement, such amount shall be deemed to be an amount payable by such Agent or such Lender such Canadian Subsidiary. Any amount or rate of interest referred to in this Section 10.18 shall be determined in accordance with GAAP as an effective annual rate of interest over the term that the applicable Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Closing Date to the Term Loan Maturity Date and, in the event of a dispute, a certificate of a actuary appointed by Administrative Agent shall be conclusive for the purposes of such determination.

     10.19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     10.20. Effectiveness. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower Agent and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     10.21. Patriot Act. Each Lender and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the Patriot Act or other applicable laws relating to money laundering and/or terrorist financing, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Administrative Agent, as applicable, to identify Borrower in accordance with the Patriot Act or other applicable laws relating to money laundering and/or terrorist financing.

     10.22. Electronic Execution of Assignments. The words "execution," "signed," "signature," and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

     10.23. Joint and Several Liability. Notwithstanding any other provision contained herein or in any other Credit Document, if a "secured creditor" (as that term is defined under the Bankruptcy and Insolvency Act (Canada)) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint or joint and several basis, then any Canadian Subsidiary's Obligations (and the Obligations of each other Credit Party with respect thereto), to the extent such Obligations are secured, only shall be several obligations and not joint or joint and several obligations.

     10.24. Judgment Currency.

          (a) If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section
10.24 referred to as the "Judgment Currency") an amount due under any Credit Document in any currency (the "Obligation Currency") other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 10.24 being hereinafter in this Section 10.24 referred to as the "Judgment Conversion Date").

          (b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 10.24(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the applicable Credit Party or Parties shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from any Credit Party under this Section 10.24(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Credit Documents.

          (c) The term "rate of exchange" in this Section 10.24 means the rate of exchange at which Administrative Agent, on the relevant date at or about
12:00 noon (New York time), would be prepared to sell, in accordance with Administrative Agent's normal course foreign currency exchange practices, the Obligation Currency against the Judgment Currency.

     10.25. Limitations Act, 2002. Each of the parties hereto agree that any and all limitation periods provided for in the Limitations Act, 2002 (Ontario), as amended from time to time, shall be excluded from application to the Obligations and any undertaking, covenant, indemnity or other agreement of any Credit Party provided for in any Credit Document to which it is a party in respect thereof, in each case to fullest extent permitted by such Act.

     10.26. Goldman Sachs Credit partners L.P. Not a Party. The appearance of Goldman Sachs Credit Partners L.P. on the cover page of this Agreement is solely to identify it as Sole Lead Arranger, sole Bookrunner and Sole Syndication Agent for the transaction contemplated hereunder. Goldman Sachs Credit Partners L.P. is not a party to this Agreement and has no rights or obligations hereunder.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              FEDDERS NORTH AMERICA, INC.


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              EMERSON QUIET KOOL CORPORATION


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              COLUMBIA SPECIALTIES, INC.


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              TRION, INC.


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              ENVIRCO CORPORATION


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                                   APPENDIX A

                              EUBANK COIL COMPANY


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              FEDDERS ADDISON COMPANY, INC.


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              FEDDERS ISLANDAIRE, INC.


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              ISLAND METAL FABRICATING, INC.,


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              FEDDERS CORPORATION


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              FEDDERS INTERNATIONAL, INC.


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                                   APPENDIX A

                              FEDDERS INVESTMENT CORPORATION


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              FEDDERS, INC.


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              ROTOREX COMPANY, INC.


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              FEDDERS HOLDING COMPANY, INC.


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                              HERRMIDIFIER COMPANY


                              By:  /s/ Robert L. Laurent, Jr.
                                    ------------------------------
                                    Name:  Robert L. Laurent, Jr.
                                    Title: Executive Vice President


                                   APPENDIX A

                              BANK OF AMERICA, N.A.,
                              as Administrative Agent,
                              Collateral Agent and a Lender


                              By:  /s/ Anthony Vassallo
                                    ------------------------------
                                    Name:  Anthony Vassallo
                                    Title: Senior Vice President


                                   APPENDIX A

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Documentation Agent and a Lender


                              By:  /s/ Andrew Brown
                                   --------------------------------
                                   Name:  Andrew Brown
                                   Title: Duly Authorized Signatory



                                   APPENDIX A

                                                                      APPENDIX A


                                        TO REVOLVING LOAN AND GUARANTY AGREEMENT


                           Revolving Loan Commitments

===================================================== ============================================ =================
                                                                                                         Pro
                       Lender                                  Revolving Loan Commitment              Rata Share
===================================================== ============================================ =================

               Bank of America, N.A.                                $20,000,000.00                       50%


        General Electric Capital Corporation                        $20,000,000.00                       50%


                       Total                                        $40,000,000.00                       100%
===================================================== ============================================ =================



                                   APPENDIX A

                                                                      APPENDIX B
                                        TO REVOLVING LOAN AND GUARANTY AGREEMENT

Notice Addresses

FEDDERS NORTH AMERICA, INC.
         505 Martinsville Road
         Liberty Corner, NJ 07938
         Attention: Kent Hansen
         Facsimile: (908) 604-8576


FEDDERS CORPORATION
         505 Martinsville Road
         Liberty Corner, NJ 07938
         Attention: Kent Hansen
         Facsimile: (908) 604-8576


EMERSON QUIET KOOL CORPORATION
COLUMBIA SPECIALTIES, INC.
TRION, INC.
ENVIRCO CORPORATION
EUBANK COIL COMPANY
FEDDERS ADDISON COMPANY, INC.
FEDDERS ISLANDAIRE, INC.
ISLAND METAL FABRICATING, INC.
FEDDERS INTERNATIONAL, INC.
FEDDERS INVESTMENT CORPORATION
FEDDERS, INC.
ROTOREX COMPANY, INC.
HERRMIDIFIER COMPANY
         505 Martinsville Road
         Liberty Corner, NJ 07938
         Attention: Kent Hansen
         Facsimile: (908) 604-8576


in each case, with a copy to:
         =========================
         -------------------------
         Attention:
         Facsimile:


                                  APPENDIX B-1

BANK OF AMERICA, N.A.
335 Madison Avenue
New York, NY 10017
Attention: Richard M Levenson
Facsimile: (212) 503-7330
Email: richard.m.levenson@bankofamerica.com

with a copy to:
OTTERBOURG, STEINDLER, HOUSTON & ROSEN, P.C.
230 Park Avenue
New York, NY 10169
Attention: Richard L. Stehl, Esq.
Facsimile: (212) 682-6104


GENERAL ELECTRIC CAPITAL CORPORATION
401 Merritt 7
Norwalk, CT 06851
Attention:
Facsimile:
Email:

with a copy to:
LATHAM & WATKINS
Sears Tower, Suite 5800
233 South Wacker Drive
Chicago, IL 60606
Attention: David G. Crumbaugh, Esq.
Facsimile: (312) 993-9767


                                  APPENDIX B-2